EXECUTION VERSION


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                           THIRD AMENDED AND RESTATED

                                CREDIT AGREEMENT


                                      among


                             BELL MICROPRODUCTS INC.


                                       and


                             THE BANKS NAMED HEREIN


                                       and



                            CALIFORNIA BANK & TRUST,
                      as Administrative Agent for the Banks




                                November 12, 1998


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


                                CREDIT AGREEMENT

                                Table Of Contents

                                                                            Page

SECTION I.            INTERPRETATION..........................................1

         1.01.    Definitions.................................................1
         1.02.    GAAP........................................................2
         1.03.    Headings....................................................2
         1.04.    Plural Terms................................................2
         1.05.    Time........................................................2
         1.06.    Governing Law...............................................2
         1.07.    Construction................................................2
         1.08.    Calculation of Interest and Fees............................2
         1.09.    Other Interpretive Provisions...............................2

SECTION II.           CREDIT FACILITIES.......................................3

         2.01.    Revolving Loan Facility.....................................3
         2.02.    Amount Limitations, Commitment Reductions, Etc..............6
         2.03.    Fees........................................................7
         2.04.    Prepayments.................................................8
         2.05.    Other Payment Terms.........................................9
         2.06.    Notes and Interest Account.................................10
         2.07.    Loan Funding...............................................10
         2.08.    Pro Rata Treatment.........................................11
         2.09.    Change of Circumstances....................................12
         2.10.    Taxes on Payments..........................................14
         2.11.    Funding Loss Indemnification...............................16
         2.12.    Security...................................................16


SECTION III.          CONDITIONS PRECEDENT...................................17

         3.01.    Conditions Precedent to Initial Revolving Loans............17
         3.02.    Conditions Precedent to Each Credit Event..................17
         3.03.    Covenant to Deliver........................................18


SECTION IV.           REPRESENTATIONS AND WARRANTIES.........................18

         4.01.    Borrower's Representations and Warranties..................18
         4.02.    Reaffirmation..............................................23


SECTION V.            COVENANTS..............................................23

         5.01.    Affirmative Covenants......................................23
         5.02.    Negative Covenants.........................................26

                                Table Of Contents
                                  (continued)

                                                                            Page

SECTION VI.           DEFAULT................................................29

         6.01.    Events of Default..........................................29
         6.02.    Remedies...................................................30


SECTION VII.          THE ADMINISTRATIVE AGENT AND RELATIONS AMONG BANKS.....31

         7.01.    Appointment, Powers and Immunities.........................31
         7.02.    Reliance by Administrative Agent...........................31
         7.03.    Defaults...................................................32
         7.04.    Indemnification............................................32
         7.05.    Non-Reliance...............................................32
         7.06.    Resignation or Removal of Administrative Agent.............33
         7.07.    Administrative Agent in its Individual Capacity............33
         7.08.    Co-Agents..................................................33


SECTION VIII.         MISCELLANEOUS..........................................33

         8.01.    Notices....................................................33
         8.02.    Expenses...................................................34
         8.03.    Indemnification............................................35
         8.04.    Waivers; Amendments........................................35
         8.05.    Successors and Assigns.....................................36
         8.06.    Setoff; Security Interest..................................39
         8.07.    No Third Party Rights......................................39
         8.08.    Partial Invalidity.........................................40
         8.09.    Arbitration................................................40
         8.10.    Jury Trial.................................................41
         8.11.    Counterparts...............................................41


SECTION IX.           EFFECTIVE DATE OF RESTATED CREDIT AGREEMENT............42

         9.01.    Effective Date.............................................42
         9.02.    Loans Under Existing Credit Agreement......................42
         9.03.    Effect.....................................................42

                                Table Of Contents
                                  (continued)

                                                                            Page

SCHEDULES
---------
    I              Banks (Preamble)                                         I-1
    II             Pricing Grid                                            II-1
    1.01           Definitions (1.01)                                    1.01-1
    3.01           Effective Date Conditions Precedent                   3.01-1
    4.01(g)        Material Litigation                                4.01(g)-1
    4.01(q)        Subsidiaries                                       4.01(q)-1
    5.01(j)        Documents to be Delivered by Borrower on or Prior  5.01(j)-1
                        to the Tenex Data Acquisition Effective Date


EXHIBITS
--------
    A        Notice of Revolving Loan Borrowing (2.01(b))                   A-1
    B        Notice of Revolving Loan Conversion (2.01(d))                  B-1
    C        Notice of Revolving Loan Interest Period Selection (2.01(e))   C-1
    D        Revolving Loan Note (2.07(a))                                  D-1
    E        Third Amended and Restated Security Agreement (2.13(a), 9.03)  E-1
    F        Third Amended and Restated Pledge Agreement (2.13(a), 9.03)    F-1
    G        Bell Canada Guaranty (2.13(a))                                 G-1
    H        Bell Canadian Pledge Agreement (2.13(b))                       H-1
    I        Bell-Tenex Guaranty (2.13(b))                                  I-1*
    J        Bell-Tenex Security Agreement (2.13(b))                        J-1
    K        Borrowing Base Certificate (5.01(a))                           K-1
    L        Assignment Agreement (8.05(c))                                 L-1

* Will be presented in forthcoming Amendment No. 1 to Form 8-K.

                   THIRD AMENDED AND RESTATED CREDIT AGREEMENT


         THIS THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this "Restated Credit Agreement"), dated as of November 12, 1998, is entered into by and among:

                  (1)  BELL   MICROPRODUCTS   INC.,  a  California   corporation
         ("Borrower");

                  (2) Each of the financial institutions from time to time listed in Schedule I hereto, as amended from time to time (such financial institutions to be referred to herein collectively as the "Banks");

                  (3) CALIFORNIA BANK & TRUST (formerly known as Sumitomo Bank of California), a California banking corporation ("CB&T"), as administrative agent for the Banks (in such capacity, "Administrative Agent"); and

                  (4)  UNION  BANK  OF  CALIFORNIA,  N.A.,  a  national  banking
         association,   and  COMERICA  BANK-CALIFORNIA,   a  California  banking
         corporation, as co-agents for the Banks.


                                    RECITALS

         A. Borrower, Administrative Agent and the Banks are parties to a Second Amended and Restated Credit Agreement dated as of May 23, 1995 (as amended to the date hereof, the "Existing Credit Agreement"), pursuant to which the Banks have provided to Borrower (i) a revolving line of credit facility in the principal amount of $100,000,000 and (ii) a letter of credit sub-facility in the amount of $10,000,000 (collectively, the "Existing Credit Facility").

         B. Borrower has requested Administrative Agent and the Banks to amend the Existing Credit Agreement so as to (i) increase the revolving line of credit facility, (ii) eliminate the letter of credit sub-facility and (iii) make certain other changes.

         C. Administrative Agent and the Banks are willing so to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth herein. For convenience of reference, the parties hereto wish to restate the Existing Credit Agreement as so amended in its entirety.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above Recitals and the mutual covenants contained herein, the parties hereto hereby agree that the Existing Credit Agreement shall be amended and restated as of the date hereof to read in its entirety as follows:

SECTION I.        INTERPRETATION.

1.01. Definitions. Unless otherwise indicated in this Restated Credit Agreement or any other Credit Document, each term set forth in Schedule 1.01, when used in this Restated Credit Agreement or any other Credit Document, shall have the respective meaning given to that term in Schedule 1.01 or in the provision of this Restated Credit Agreement or other Credit Document referenced in Schedule 1.01.

         1.02. GAAP. Unless otherwise indicated in this Restated Credit Agreement or any other Credit Document, all accounting terms used in this Restated Credit Agreement or any other Credit Document shall be construed, and all accounting and financial computations hereunder or thereunder shall be computed, in accordance with GAAP. If GAAP changes during the term of this Restated Credit Agreement such that any covenants contained herein would then be calculated in a different manner or with different components, Borrower, the Banks and Administrative Agent agree to negotiate in good faith to amend this Restated Credit Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP; provided, however, that, until Borrower, the Banks and Administrative Agent so amend this Restated Credit Agreement, all such covenants shall be calculated in accordance with GAAP as in effect immediately prior to such change.

         1.03. Headings. Headings in this Restated Credit Agreement and each of the other Credit Documents are for convenience of reference only and are not part of the substance hereof or thereof.

         1.04. Plural Terms. All terms defined in this Restated Credit Agreement or any other Credit Document in the singular form shall have comparable meanings when used in the plural form and vice versa.

         1.05. Time. All references in this Restated Credit Agreement and each of the other Credit Documents to a time of day shall mean San Francisco, California time, unless otherwise indicated.

         1.06. Governing Law. This Restated Credit Agreement and each of the other Credit Documents shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

         1.07. Construction. This Restated Credit Agreement is the result of negotiations among, and has been reviewed by, Borrower, each Bank, Administrative Agent and their respective counsel. Accordingly, this Restated Credit Agreement shall be deemed to be the product of all parties hereto, and no ambiguity shall be construed in favor of or against Borrower, any Bank or Administrative Agent.

         1.08. Calculation of Interest and Fees. All calculations of interest and fees under this Restated Credit Agreement and the other Credit Documents for any period (a) shall include the first day of such period and exclude the last day of such period and (b) shall be calculated on the basis of a year of 360 days for actual days elapsed.

         1.09. Other Interpretive Provisions. References in this Restated Credit Agreement to "Recitals," "Sections," "Paragraphs," "Subparagraphs," "Exhibits" and "Schedules" are to recitals, sections, paragraphs, subparagraphs, exhibits and schedules herein and hereto unless otherwise indicated. References in this Restated Credit Agreement and each of the other Credit Documents to any document, instrument or agreement (a) shall include all exhibits, schedules and other attachments thereto, (b) shall include all documents, instruments or agreements issued or executed in replacement thereof, and (c) shall mean such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified and supplemented from time to time and in effect at any given time. The words "hereof," "herein" and "hereunder" and words of similar import when used in this Restated Credit Agreement or any other Credit Document shall refer to this Restated Credit Agreement or such other Credit Document, as the case may be, as a whole and not to any particular provision of this Restated Credit Agreement or such other Credit Document, as the case may be. The words "include" and "including" and words of similar import when used in this Restated Credit Agreement or any other Credit Document shall not be construed to be limiting or exclusive.

SECTION II.       CREDIT FACILITIES.

         2.01. Revolving Loan Facility.

                  (a) Revolving Loan Availability. Subject to the terms and conditions of this Restated Credit Agreement (including the amount limitations set forth in Paragraph 2.02 and the conditions set forth in
         Section III), each Bank severally agrees to advance to Borrower from time to time during the period beginning on the Effective Date and ending on May 31, 2000 (the "Revolving Loan Maturity Date") such loans as Borrower may request under this Paragraph 2.01 (individually, a "Revolving Loan"); provided, however, that the (i) aggregate principal amount of all Revolving Loans made by such Bank at any time outstanding shall not exceed the amount set forth opposite the name of such Bank in
         Schedule I under the column headed "Revolving Loan Commitment" (as reduced from time to time pursuant to Paragraph 2.02, the "Revolving Loan Commitment" of such Bank) and (ii) the aggregate principal amount of all Revolving Loans made by all Banks at any time outstanding shall not exceed the Total Revolving Loan Commitment at such time. All Revolving Loans shall be made on a pro rata basis by the Banks in accordance with their respective Proportionate Shares, with each Revolving Loan Borrowing to be comprised of a Revolving Loan by each Bank equal to such Bank's Proportionate Share of such Revolving Loan Borrowing. Except as otherwise provided herein, Borrower may borrow, repay and reborrow Revolving Loans until the Revolving Loan Maturity Date.

                  (b) Notice of Revolving Loan Borrowing. Borrower shall request each Revolving Loan Borrowing by delivering to Administrative Agent an irrevocable written notice in the form of Exhibit A, appropriately completed (a "Notice of Revolving Loan Borrowing"), which specifies, among other things:

                           (i) The principal  amount of the requested  Revolving
                  Loan Borrowing;

                           (ii) Whether the requested  Revolving  Loan Borrowing
                  is to consist of (A) Revolving Loans which bear interest as provided in clause (i) of Subparagraph 2.01(c) (individually, a "Revolving Prime Rate Loan") or (B) Revolving Loans which bear interest as provided in clause (ii) of Subparagraph 2.01(c) (individually, a "Revolving LIBOR Loan");

                           (iii) If the requested Revolving Loan Borrowing is to
                  consist of Revolving LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv)  The  date  of  the  requested   Revolving  Loan
                  Borrowing, which shall be a Business Day.

         Borrower shall give each Notice of Revolving Loan Borrowing to Administrative Agent at least three (3) Business Days before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested Revolving Loan Borrowing in the case of a Revolving Loan Borrowing consisting of Revolving Prime Rate Loans. Each Notice of Revolving Loan Borrowing shall be delivered by first-class mail or facsimile to Administrative Agent at the office or facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Revolving Loan
         Borrowing  initially  delivered  by  facsimile.   Each  Revolving  Loan
         Borrowing consisting of Revolving Prime Rate Loans shall be in the minimum amount of $100,000 or an integral multiple of $100,000 in excess thereof. Each Revolving Loan Borrowing consisting of Revolving LIBOR Loans shall be in the minimum amount of $500,000 or an integral multiple of $100,000 in excess thereof. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Borrowing of the contents thereof and of the amount and Type of each Revolving Loan to be made by such Bank as part of the requested Revolving Loan Borrowing.

                  (c) Revolving Loan Interest Rates. Borrower shall pay interest on the unpaid principal amount of each Revolving Loan from the date of such Revolving Loan until the maturity thereof, at one of the following rates per annum:

                           (i) During such periods as such  Revolving  Loan is a
                  Revolving Prime Rate Loan, at a rate per annum equal to the Prime Rate, such rate to change from time to time as the Prime Rate shall change; and

                           (ii) During such periods as such  Revolving Loan is a
                  Revolving LIBOR Loan, at a rate per annum equal at all times during each Interest Period for such Revolving Loan to the LIBO Rate for such Interest Period plus the Applicable Margin therefor, such rate to change from time to time during such Interest Period as the Applicable Margin shall change;

         provided,  however, that each of the rates set forth in clauses (i) and
         (ii) of this Subparagraph 2.01(c) shall be increased by one percent (1.00%) per annum on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with this Restated Credit Agreement. All Revolving Loans in each Revolving Loan Borrowing shall, at any given time prior to maturity, bear interest at one, and only one, of the above rates.

                  (d) Conversion of Revolving Loans. Borrower may convert all Revolving Loans in any Revolving Loan Borrowing consisting of Revolving Prime Rate Loans into Revolving LIBOR Loans and all Revolving Loans in any Revolving Loan Borrowing consisting of Revolving LIBOR Loans into Revolving Prime Rate Loans; provided, however, that any conversion of Revolving LIBOR Loans into Revolving Prime Rate Loans shall be made on, and only on, the last day of an Interest Period for such Revolving LIBOR Loans. Borrower shall request such a conversion by an irrevocable written notice to Administrative Agent in the form of Exhibit B, appropriately completed (a "Notice of Revolving Loan Conversion"), which specifies, among other things:

                           (i) The Revolving Loan Borrowing which is to be converted;

                           (ii) The  Type of Loans  into  which  such  Revolving
                  Loans are to be converted;

                           (iii) If such  Revolving  Loans  are to be  converted
                  into Revolving LIBOR Loans, the initial Interest Period selected by Borrower for such Revolving Loans in accordance with Subparagraph 2.01(e); and

                           (iv) The date of the requested conversion, which shall be a Business Day.

         Borrower shall give each Notice of Revolving Loan Conversion to Administrative Agent at least three (3) Business Days before the date of the requested conversion in the case of a conversion into Revolving LIBOR Loans and at least one (1) Business Day before the date of the requested conversion in the case of a conversion into Revolving Prime Rate Loans. Each Notice of Revolving Loan Conversion shall be delivered by first-class mail or facsimile to Administrative Agent at the office or to the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Revolving Loan Conversion initially delivered by facsimile. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Conversion of the contents thereof and of the amount and Type of each Revolving Loan to be converted by such Bank as part of the requested Revolving Loan Conversion.

                  (e) Revolving LIBOR Loan Interest Periods.

                           (i) The initial and each  subsequent  Interest Period
                  selected by Borrower  for a Revolving  LIBOR Loan shall be one
                  (1), two (2), three (3) or six (6) months; provided, however, that (A) any Interest Period which would otherwise end on a day which is not a Business Day shall be extended to the next succeeding Business Day unless such next Business Day falls in another calendar month, in which case such Interest Period shall end on the immediately preceding Business Day; (B) any Interest Period which begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last

                  Business Day of a calendar month; and (C) no Interest Period shall end after the Revolving Loan Maturity Date.

                           (ii) Borrower shall notify Administrative Agent by an
                  irrevocable written notice in the form of Exhibit C, appropriately completed (a "Notice of Revolving Loan Interest Period Selection"), at least three (3) Business Days prior to the last day of each Interest Period for Revolving LIBOR Loans of the Interest Period selected by Borrower for the next succeeding Interest Period for such Revolving LIBOR Loans. Each Notice of Revolving Loan Interest Period Selection shall be given by first-class mail or facsimile to the office or the facsimile number and during the hours specified in Paragraph 8.01; provided, however, that Borrower shall promptly deliver to Administrative Agent the original of any Notice of Revolving Loan Interest Period Selection initially delivered by facsimile. If Borrower fails to notify Administrative Agent of the next Interest Period for Revolving LIBOR Loans in accordance with this Subparagraph 2.01(e), such Revolving Loans shall automatically convert to Revolving Prime Rate Loans on the last day of the current Interest Period therefor. Administrative Agent shall notify each Bank no later than 5:00 p.m. California time on the date of receipt of each such Notice of Revolving Loan Interest Period Selection of the contents thereof and of the Interest Period selected for each Revolving Loan.

                  (f) Scheduled Revolving Loan Payments. Borrower shall repay to each Bank on the Revolving Loan Maturity Date the unpaid principal amount of each Revolving Loan made by such Bank. Borrower shall pay accrued interest on the unpaid principal amount of each Revolving Loan
         (A) in the case of a Revolving Prime Rate Loan, on the last Business Day in each month, (B) in the case of a Revolving LIBOR Loan, on the last day of each Interest Period therefor (and, if any such Interest Period is longer than three (3) months, every three (3) months); and
         (C) in the case of all Revolving Loans, upon prepayment (to the extent thereof) and at maturity.

                  (g) Purpose. Borrower shall use the proceeds of the Revolving Loans made by the Banks on or after the Effective Date (i) to refinance the loans outstanding under the Existing Credit Agreement on the Effective Date and (ii) for Borrower's working capital and general corporate needs (including acquisitions approved by the Banks from time to time in their sole discretion).

         2.02. Amount Limitations, Commitment Reductions, Etc.

                  (a) Borrowing Base.

                           (i) The aggregate  principal  amount of all Revolving
                  Loans outstanding at any time shall not exceed an amount (the "Borrowing Base") equal to the lesser of:

                                    (A) The Total  Revolving Loan  Commitment at
                           such time; and

                                    (B) The sum at such time of:

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                                          (1) eighty  percent  (80%) of Eligible
                                    Accounts; and

                                          (2)  The  lesser  of (y)  thirty  five
                                    percent (35%) of Eligible  Inventory and (z)
                                    $40,000,000.

                           (ii)  For  the  purposes  of  this  Restated   Credit
                  Agreement, the Borrowing Base on any date of determination shall be presumed to be the Borrowing Base determined pursuant to the most recent of (A) the latest Borrowing Base Certificate delivered by Borrower prior to such date of determination and (B) the latest audit conducted by or on behalf of Administrative Agent or any Bank prior to such date of determination.

                  (b) Reduction or Cancellation of Commitments. Borrower may, upon three (3) Business Days written notice to Administrative Agent, permanently reduce the Total Revolving Loan Commitment by the amount of One Million Dollars ($1,000,000) or an integral multiple of One Million Dollars ($1,000,000) in excess thereof or cancel the Total Revolving Loan Commitment in its entirety; provided, however, that:

                           (i) Borrower may not reduce the Total  Revolving Loan
                  Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such reduction, the aggregate principal amount of all Revolving Loans then outstanding would exceed the Total Revolving Loan Commitment; and

                           (ii) Borrower may not cancel the Total Revolving Loan
                  Commitment prior to the Revolving Loan Maturity Date, if, after giving effect to such cancellation, any Revolving Loans would then remain outstanding.

                  (c) Effect of Commitment Reductions. From the effective date of any reduction of the Total Revolving Loan Commitment, the Revolving Loan Commitment Fees payable pursuant to Subparagraph 2.03(b) shall be computed on the basis of the Total Revolving Loan Commitment as so reduced. Once reduced or cancelled, the Total Revolving Loan Commitment may not be increased or reinstated without the prior written consent of all Banks. Any reduction of the Total Revolving Loan Commitment pursuant to this Paragraph 2.02 shall be applied to reduce the Banks' respective Revolving Loan Commitments pro rata according to their respective Proportionate Shares at the time of such reduction, and any reduction of any Bank's Revolving Loan Commitment by any amount prior to the Commitment Adjustment Date shall reduce such Bank's Revolving Loan Commitment after the Commitment Adjustment Date by the same amount.

         2.03.    Fees

                  (a) Agent's Fee. Borrower shall pay to Administrative Agent and the co-agents, for their own account, agent's fees in the amounts and at the times set forth in the Agent's Fee Letter.

                  (b) Revolving  Loan  Commitment  Fees.  Borrower  shall pay to
         Administrative Agent, for the benefit of the Banks as provided in clause (iii) of Subparagraph 2.08(a), nonrefundable commitment fees (the "Revolving Loan Commitment Fees") of seventeen and one-half basis points (0.175%) per annum on the daily average Total Unused Revolving Loan Commitment for the period beginning on the Effective Date and ending on the Revolving Loan Maturity Date. Borrower shall pay the Revolving Loan Commitment Fees in arrears on the last Business Day in each February, May, August and November (commencing November 30, 1998) and on the Revolving Loan Maturity Date (or if the Total Revolving Loan Commitment is cancelled on a date prior to the Revolving Loan Maturity Date, on such prior date).

                  (c) Fee on Increased Commitment. Borrower shall pay to Administrative Agent, for the benefit of the Banks as provided in clause (iii) of Subparagraph 2.08(a), a one time nonrefundable fee on the increased commitment of $75,000 (the "Fee on Increased Commitment"). Borrower shall pay the Fee on Increased Commitment on the Effective Date.

         2.04.    Prepayments

                  (a) Terms of all Prepayments. Upon the prepayment of any Revolving Loan (whether such prepayment is an optional prepayment under Subparagraph 2.04(b), a mandatory prepayment required by Subparagraph 2.04(c) or a mandatory prepayment required by any other provision of this Restated Credit Agreement or the other Credit Documents, including, without limitation, a prepayment upon acceleration), Borrower shall pay to the Bank which made such Revolving Loan (i) all accrued interest to the date of such prepayment on the amount prepaid, and (ii) if such prepayment is the prepayment of a Revolving LIBOR Loan on a day other than the last day of an Interest Period for such Revolving LIBOR Loan, all amounts payable to such Bank pursuant to Paragraph 2.11.

                  (b) Optional Prepayments. At its option, Borrower may, upon one (1) Business Day notice to Administrative Agent, prepay the Revolving Loans in any Revolving Loan Borrowing in part, in an aggregate principal amount of $100,000 or more, or in whole.

                  (c) Mandatory Prepayments. If, at any time, the aggregate principal amount of all Revolving Loans then outstanding exceeds the Borrowing Base at such time, Borrower shall immediately prepay Revolving Loans in an aggregate principal amount equal to such excess.

                  (d) Application of Principal Prepayments. If no Event of Default has occurred and is continuing, all prepayments which are applied to reduce the principal amount of Revolving Loans shall be applied to Revolving Loans as directed by Borrower. If Borrower fails to direct the application of any such principal prepayments or if an Event of Default has occurred and is continuing, such principal prepayments shall be applied first to Revolving Loan Borrowings consisting of Revolving Prime Rate Loans and then to Revolving Loan Borrowings consisting of Revolving LIBOR in chronological order of maturity.

         2.05.    Other Payment Terms

                  (a) Place and Manner.  Borrower shall make all payments due to each Bank hereunder by payments to Administrative Agent, for the account of such Bank and such Bank's Applicable Lending Office, at Administrative Agent's office, located at the address specified in Subparagraph 8.01(a), in lawful money of the United States and in same day or immediately available funds not later than 10:00 a.m. on the date due. Amounts received after 10:00 a.m. shall be deemed to have been received on the next Business Day. Administrative Agent shall promptly disburse to each Bank no later than 1:00 p.m. California time on the date of such receipt each such payment received by Administrative Agent for such Bank. Borrower hereby requests, directs and authorizes Administrative Agent to effect the payment of all regularly scheduled principal, interest and fee payments payable by Borrower under this Restated Credit Agreement or any other Credit Document and all fees and expenses payable by Borrower pursuant to Paragraph 8.02 by debiting any deposit account maintained by Borrower with CB&T for the amounts thereof when due.

                  (b) Date. Whenever any payment due hereunder shall fall due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of interest or fees, as the case may be.

                  (c) Late Payments. If any amounts required to be paid by Borrower under this Restated Credit Agreement or the other Credit Documents (including, without limitation, principal or interest payable on any Revolving Loan, any fees or other amounts) remain unpaid after such amounts are due, Borrower shall pay interest on the aggregate, outstanding balance of such amounts from the date due until those amounts are paid in full at a per annum rate equal to the Prime Rate plus two percent (2.00%), such rate to change from time to time as the Prime Rate shall change.

                  (d) Application of Payments. All payments hereunder shall be applied first to unpaid fees, costs and expenses then due and payable under this Restated Credit Agreement or the other Credit Documents, second to accrued interest then due and payable under this Restated Credit Agreement or the other Credit Documents and finally to reduce the principal amount of outstanding Revolving Loans.

                  (e) Failure to Pay Administrative Agent. Unless Administrative Agent shall have received notice from Borrower at least one (1) Business Day prior to the date on which any payment is due to the Banks hereunder that Borrower will not make such payment in full, Administrative Agent may assume that Borrower has made such payment in full to Administrative Agent on such date and Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent Borrower shall not have so made such payment in full to Administrative Agent, such Bank shall repay to Administrative Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to Administrative Agent, at the Federal Funds Rate. A certificate of Administrative Agent submitted to any Bank with respect to any amounts owing by such Bank under this Subparagraph 2.05(e) shall be conclusive absent manifest error.

         2.06.    Notes and Interest Account.

                  (a) Revolving Loan Notes. The obligation of Borrower to repay the Revolving Loans made by each Bank and to pay interest thereon at the rates provided herein shall be evidenced by a promissory note in the form of Exhibit D (individually, a "Revolving Loan Note") which note shall be (i) payable to the order of such Bank, (ii) in the amount of such Bank's Revolving Loan Commitment, (iii) dated the Effective Date and (iv) otherwise appropriately completed. Borrower authorizes each Bank to record on the schedule annexed to such Bank's Revolving Loan Note the date and amount of each Revolving Loan made by such Bank and of each payment or prepayment of principal thereon made by Borrower, and agrees that all such notations shall constitute prima facie evidence of the matters noted, provided that a failure to so record shall not affect Borrower's obligations to repay each Revolving Loan, interest thereon and all other amounts payable hereunder, under such Revolving Loan Note or under any other Credit Document. Borrower further authorizes each Bank to attach to and make a part of such Bank's Revolving Loan Note continuations of the schedule attached thereto as necessary.

                  (b) Interest Account. Borrower authorizes Administrative Agent to record in an account or accounts maintained by Administrative Agent on its books (the "Interest Account") (i) the interest rates applicable to all Revolving Loans and the effective dates of all changes thereto,
         (ii) the Interest Period for each Revolving LIBOR Loan, (iii) the date and amount of each principal and interest payment on each Revolving Loan and (iv) such other information as Administrative Agent may determine is necessary for the computation of interest payable by Borrower hereunder.

         2.07.    Loan Funding.

                  (a) Bank Funding and Disbursement to Borrower. Each Bank shall, before 11:00 a.m. on the date of each Revolving Loan Borrowing, make available to Administrative Agent at its office specified in Paragraph 8.01, in same day or immediately available funds, such Bank's Proportionate Share of such Revolving Loan Borrowing. After Administrative Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Section III, Administrative Agent will promptly disburse such funds in same day or immediately available funds to Borrower. Unless otherwise directed by Borrower, Administrative Agent shall disburse the proceeds of each Revolving Loan Borrowing to Borrower by disbursement to the account or accounts specified in the applicable Notice of Revolving Loan Borrowing.

                  (b) Bank Failure to Fund. Unless Administrative Agent shall have received notice from a Bank prior to the date of any Revolving Loan Borrowing that such Bank will not make available to Administrative Agent such Bank's Proportionate Share of such Revolving Loan Borrowing, Administrative Agent may assume that such Bank has made such portion available to Administrative Agent on the date of such Revolving Loan

         Borrowing in accordance with Subparagraph 2.07(a), and Administrative Agent may, in reliance upon such assumption, make available to Borrower (or otherwise disburse) on such date a corresponding amount. If any Bank does not make the amount of its Proportionate Share of any Revolving Loan Borrowing available to Administrative Agent on or prior to the date of such Revolving Loan Borrowing, such Bank shall pay to Administrative Agent, on demand, interest which shall accrue on such amount until made available to Administrative Agent at rates equal to
         (i) the daily Federal Funds Rate during the period from the date of such Revolving Loan Borrowing through the third Business Day thereafter and (ii) the Prime Rate thereafter. A certificate of Administrative Agent submitted to any Bank with respect to any amounts owing under this Subparagraph 2.07(b) shall be conclusive absent manifest error. If any Bank's Proportionate Share of any Revolving Loan Borrowing is not in fact made available to Administrative Agent by such Bank within three (3) Business Days after the date of such Revolving Loan
         Borrowing, Borrower shall pay to Administrative Agent, on demand, an amount equal to such Proportionate Share together with interest thereon, for each day from the date such amount was made available to Borrower until the date such amount is repaid to Administrative Agent, at the interest rate applicable at the time to the Revolving Loans comprising such Revolving Loan Borrowing.

                  (c) Banks' Obligations Several. The failure of any Bank to make the Revolving Loan to be made by it as part of any Revolving Loan Borrowing shall not relieve any other Bank of its obligation hereunder to make its Revolving Loan on the date of such Revolving Loan Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the Revolving Loan to be made by such other Bank on the date of any Revolving Loan Borrowing.

         2.08.    Pro Rata Treatment.

                  (a)  Borrowings,   Commitment   Reductions,   Etc.  Except  as
         otherwise provided herein:

                           (i) Each Revolving  Loan  Borrowing  shall be made by
                  the Banks pro rata according to their respective Proportionate Shares at the time of such Revolving Loan Borrowing;

                           (ii) Each reduction of the Total Revolving Loan Commitment shall be applied to reduce the respective Revolving Loan Commitments of the Banks as provided in Subparagraph 2.02(c);

                           (iii) Each  payment of  principal  of and interest on
                  Revolving Loans in any Revolving Loan Borrowing shall be made or shared among the Banks holding Revolving Loans in such Revolving Loan Borrowing pro rata according to the respective unpaid principal amounts of such Revolving Loans held by such Banks;

                           (iv) Each payment of Revolving Loan  Commitment  Fees
                  and the Fee on Increased Commitment shall be shared among the Banks pro rata according to their respective Proportionate Shares provided that in the case of each Bank which becomes a Bank hereunder after the date hereof, the Revolving Loan Commitment Fees shall be shared with such Bank commencing on the date upon which such Bank so became a Bank; and

                           (v) All other  payments  under this  Restated  Credit
                  Agreement and the other Credit Documents shall be for the benefit of the Person or Persons specified.

                  (b) Sharing of Payments, Etc.

                           (i) If any Bank  shall  obtain any  payment  (whether
                  voluntary, involuntary, through the exercise of any right of setoff, or otherwise) on account of Revolving Loans owed to it in excess of its ratable share of payments on account of such Revolving Loans obtained by all Banks entitled to such payments, such Bank shall forthwith purchase an assignment from the other Banks entitled to such excess payments in the Revolving Loans as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them; provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase shall be rescinded and each other Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such other Bank's ratable share (according to the proportion of (i) the amount of such other Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered.

                           (ii) Borrower agrees that any Bank so purchasing an assignment from another Bank pursuant to this Subparagraph 2.08(b) may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of setoff) with respect to such assignment as fully as if such Bank were the direct creditor of Borrower in the amount of such assignment.

         2.09.    Change of Circumstances.

                  (a) Inability to Determine Rates. If, on or before the first day of any Interest Period for any Revolving LIBOR Loan, (i) any Bank shall advise Administrative Agent that the LIBO Rate for such Interest Period cannot be adequately and reasonably determined due to the unavailability of funds in or other circumstances affecting the London interbank market or (ii) any Bank shall advise Administrative Agent that the rates of interest for such Revolving LIBOR Loans do not adequately and fairly reflect the cost to such Bank of making or maintaining such Revolving LIBOR Loans, Administrative Agent shall immediately give notice of such condition to Borrower. After the giving of any such notice and until Administrative Agent shall otherwise notify Borrower that the circumstances giving rise to such condition no longer exist, Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to Revolving LIBOR Loans shall be suspended. Any Revolving LIBOR Loans outstanding at the commencement of any such suspension shall be converted at the end of the then current Interest Period for such Revolving LIBOR Loans into Revolving Prime Rate Loans unless such suspension has then ended.

                  (b) Illegality. If, after the date of this Restated Credit Agreement the adoption of any Governmental Rule, any change in any Governmental Rule or the application or requirements thereof (whether such change occurs in accordance with the terms of such Governmental Rule as enacted, as a result of amendment or otherwise), any change in the interpretation or administration of any Governmental Rule by any Governmental Authority, or compliance by any Bank with any request or directive (whether or not having the force of law)of any Governmental Authority (a "Change of Law") shall make it unlawful or impossible for any Bank to make or maintain any Revolving LIBOR Loan, such Bank shall immediately notify Agent and Borrower of such Change of Law. Upon receipt of such notice, (i) Borrower's right to request the making of or conversion to, and the Banks' obligations to make or convert to, Revolving LIBOR Loans shall be terminated, and (ii) Borrower shall, at the request of any Bank, either (A) pursuant to Subparagraph 2.01(d) convert any such then outstanding Revolving LIBOR Loans into Revolving Prime Rate Loans at the end of the current Interest Period for such Revolving LIBOR Loans, or (B) immediately repay or convert any such Revolving LIBOR Loans if any Bank shall notify Borrower that the such Bank may not lawfully continue to fund and maintain such Revolving LIBOR Loans. Any conversion or prepayment of Revolving LIBOR Loans made pursuant to the preceding sentence prior to the last day of an Interest Period for such Revolving LIBOR Loans shall be deemed a prepayment thereof for purposes of Paragraph 2.11.

                  (c) Increased Costs. If, after the date of this Restated Credit Agreement, any Change of Law:

                           (i) Shall  subject any Bank to any tax, duty or other
                  charge with respect to any Revolving LIBOR Loan, or shall change the basis of taxation of payments by Borrower to any Bank on such a Revolving LIBOR Loan or in respect to such a Revolving LIBOR Loan under this Restated Credit Agreement (except for changes in the rate of taxation on the overall net income of any Bank); or

                           (ii) Shall impose, modify or hold applicable any reserve, special deposit or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances or loans by, or any other acquisition of funds by any Bank for any Revolving LIBOR Loan; or

                           (iii) Shall impose on any Bank any other condition related to any Revolving LIBOR Loan or its Revolving Loan Commitment;

         And the effect of any of the foregoing is to increase the cost to such Bank of making, renewing, or maintaining any such Revolving LIBOR Loan or its Revolving Loan Commitment or to reduce any amount receivable by such Bank hereunder (and, in the case of a Revolving LIBOR Loan, such increased cost or reduced amount is not fully reflected in the LIBO Rate applicable to such Revolving LIBOR Loan); then Borrower shall from time to time, upon demand by such Bank, pay to such Bank additional amounts sufficient to reimburse such Bank for such increased costs or to compensate such Bank for such reduced amounts. A Bank shall demand such additional amounts by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the increased costs or reduced amounts to such Bank's Revolving LIBOR Loans or Revolving Loan Commitment, as the case may be, and the calculations from which such costs or amounts were derived, which certificate shall constitute prima facie evidence of such increased costs or reduced amounts.

                  (d) Capital Requirements. If, after the date of this Restated Credit Agreement, any Bank determines that (i) any Change of Law affects the amount of capital required or expected to be maintained by such Bank or any Person controlling such Bank (a "Capital Adequacy Requirement"), (ii) the amount of capital maintained by such Bank or such Person which is attributable to or based upon the Revolving Loans, the Revolving Loan Commitments or this Restated Credit Agreement must be increased as a result of such Capital Adequacy Requirement (taking into account such Bank's or such Person's policies with respect to capital adequacy) and (iii) in the case of increased capital attributable to or based upon the Revolving Loans, the increased costs to such Bank or such Person of such increased capital is not fully reflected in the interest rates applicable to the Revolving Loans hereunder and such Bank or such Person's capital as a consequence of its Revolving Loan Commitments or the Revolving Loans made by such Bank or such Person is reduced to a level below that which such Bank or such Person, as the case may be, could have achieved but for the occurrence of any such circumstance; then Borrower shall pay to such Bank or such Person, upon demand of such Bank, such amounts as such Bank or such Person shall determine are necessary to compensate such Bank or such Person for the increased costs to such Bank or such Person of such increased capital and for such reduction in rate of return. A Bank shall demand such amounts by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the increased costs to such Bank's Revolving Loans, Revolving Loan Commitment or this Restated Credit Agreement, as the case may be, and the calculations from which such costs were derived, which certificate shall constitute prima facie evidence of such increased costs.

         2.10.    Taxes on Payments.

                  (a) Payments Free of Taxes. All payments made by Borrower under this Restated Credit Agreement and the other Credit Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority (except net income taxes and franchise taxes in lieu of net income taxes imposed on Administrative Agent or a Bank as a result of a present or former connection between the jurisdiction of the Governmental Authority imposing such tax and Administrative Agent or such Bank, excluding a connection arising solely from Administrative Agent or such Bank having executed, delivered or performed its obligations or received a payment under, or enforced, this Restated Credit Agreement or the other Credit Documents) (all such non-excluded taxes, levies, imposts, duties, charges, fees, deductions and withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to Administrative Agent or any Bank hereunder or under the other Credit Documents, the amounts so payable to Administrative Agent or such Bank shall be increased to the extent necessary to yield to Administrative Agent or such Bank (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts  specified  in this  Restated  Credit  Agreement  and the other
         Credit Documents. Whenever any Taxes are payable by Borrower, as promptly as possible thereafter, Borrower shall send to Administrative Agent for its own account or for the account of such Bank, as the case may be, a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent the required receipts or other required documentary evidence, Borrower shall indemnify Administrative Agent and the Banks for any incremental taxes, interest or penalties that may become payable by Administrative Agent or any Bank as a result of any such failure. The agreements in this Subparagraph 2.10(a) shall survive the termination of this Restated Credit Agreement.

                  (b) Withholding Exemption Certificates. On or prior to the Effective Date (or the Assignment Effective Date in the case of any Bank which becomes a Bank hereunder after the Effective Date), each Bank which is not incorporated under the laws of the United States of America or a state thereof shall deliver to Borrower and Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes. Each Bank which delivers to Borrower and Administrative Agent a Form 1001 or 4224 pursuant to the immediately preceding sentence further undertakes to deliver to Borrower and Administrative Agent two further copies of the said letter and Form 1001 or 4224 (or successor applicable forms), or other manner of certification or procedure, as the case may be, on or before the date that any such letter or form expires or becomes obsolete or after the occurrence of any event requiring a change in the most recent letter and form previously delivered by it to Borrower and Administrative Agent, and such extensions or renewals thereof as may reasonably be requested by Borrower or Administrative Agent, certifying in the case of a Form 1001 or 4224 that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes, unless in any such cases an event (including without limitation any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent a Bank from duly completing and delivering any such letter or form with respect to it and such Bank advises Borrower and Administrative Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax. Borrower shall not be required to pay any additional amounts to Administrative Agent or any Bank hereunder to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by Administrative Agent or such Bank to comply with the provisions of this Subparagraph 2.10(b) or the last sentence of Subparagraph 8.05(c).

         2.11. Funding Loss Indemnification. If Borrower shall (a) repay or prepay any Revolving LIBOR Loan on any day other than the last day of an Interest Period therefor (whether an optional prepayment, a mandatory prepayment, a payment upon acceleration or otherwise), (b) fail to borrow any Revolving LIBOR Loan for which a Notice of Revolving Loan Borrowing has been delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise) or (c) fail to convert any Revolving Prime Rate Loans into Revolving LIBOR Loans in accordance with a Notice of Revolving Loan Conversion delivered to Administrative Agent (whether as a result of the failure to satisfy any applicable conditions or otherwise), Borrower shall, upon demand by any Bank, reimburse such Bank and hold such Bank harmless for all costs and losses actually incurred by such Bank as a result of such repayment, prepayment or failure. Borrower understands that such costs and losses may include, without limitation, losses incurred by a Bank as a result of funding and other contracts entered into by such Bank to fund or in connection with the funding of a Revolving LIBOR Loan. A Bank shall demand such reimbursement by delivering to Borrower a written certificate which sets forth in reasonable detail the allocation of the costs and losses to such Bank's
Revolving Loans and the calculations from which such costs and losses were derived, which certificate shall constitute prima facie evidence of such costs and losses.

         2.12. Security

                  (a) Security Agreements; Guaranties; Etc. on Effective Date On the Effective Date, the Obligations shall be secured by the following:

                           (i) A Third Amended and Restated  Security  Agreement
                  in the form of Exhibit E, duly executed by Borrower (the "Borrower Security Agreement");

                           (ii) A Third Amended and Restated Pledge Agreement in
                  the form of Exhibit F, duly executed by Borrower (the "Borrower Pledge Agreement"); and

                           (iii) A  Guaranty  in the  form of  Exhibit  G,  duly
                  executed by Bell Canada (the "Bell Canada Guaranty").

                  (b) Additional Security Agreements; Guaranties; Etc. on the Tenex Data Acquisition Effective Date On and after the Tenex Data Acquisition Effective Date, the Obligations shall also be secured by the following:

                           (i) A Pledge  Agreement  substantially in the form of
                  Exhibit H, duly executed by Bell Canada (the "Bell Canada Pledge Agreement").

                           (ii) A Guaranty  substantially in the form of Exhibit
                  I, duly executed by Bell-Tenex (the "Bell-Tenex Guaranty");

                           (iii) A Security Agreement  substantially in the form
                  of Exhibit J, duly executed by Bell-Tenex (the "Bell-Tenex Security Agreement"); and

                           (iv)  One or  more  additional  security  agreements,
                  pledge agreements, guaranties and other instruments, agreements, certificates, opinions and documents (collectively, the "Bell-Tenex Canadian Security Documents") as

                  Administrative Agent may request to grant, perfect, maintain, protect and evidence security interests in favor of Administrative Agent, for the benefit of the Banks, in any or all present and future personal property of Bell-Tenex located in Canada prior to the Liens (other than Permitted Liens) or other interests of any Person.

                  (c) Further Assurances. Borrower shall deliver to Administrative Agent, and shall cause each of Bell Canada and Bell-Tenex to deliver, such additional security agreements, pledge agreements, guaranties and other instruments, agreements, certificates, opinions and documents (including Uniform Commercial Code financing statements and fixture filings and landlord waivers) as Administrative Agent may request to:

                           (i) Grant,  perfect,  maintain,  protect and evidence
                  security interests in favor of Administrative Agent, for the benefit of the Banks, in any or all present and future personal property of Borrower and its Subsidiaries prior to the Liens or other interests of any Person; or

                           (ii)  Otherwise  establish,   maintain,  protect  and
                  evidence the rights provided to Administrative Agent and the Banks pursuant to the Security Documents.

         Borrower shall fully cooperate with Administrative Agent and perform all additional acts reasonably requested by Administrative Agent to effect the purposes of this Paragraph 2.12.

SECTION III.      CONDITIONS PRECEDENT.

         3.01. Conditions Precedent to Initial Revolving Loans. The obligations of the Banks to make the Revolving Loans in the initial Revolving Loan Borrowing on or after the Effective Date are subject to receipt by Administrative Agent, on or prior to the Effective Date, of (a) the Notice of Revolving Loan Borrowing requesting such Revolving Loan Borrowing delivered in accordance with this Restated Credit Agreement and (b) each item listed in Schedule 3.01, each in form and substance satisfactory to Administrative Agent, and with sufficient copies for, Administrative Agent and each Bank.

         3.02. Conditions Precedent to Each Credit Event. The occurrence of each Credit Event, including the initial Revolving Loan Borrowing on or after the Effective Date, is subject to the further conditions that on the date such Credit Event is to occur and after giving effect to such Credit Event, the following shall be true and correct:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 are true and correct in all material respects as if made on such date;

                  (b) No Default or Event of Default has occurred and is continuing or will result from such Credit Event;

                  (c) Each of the Credit Documents required to be delivered to Administrative Agent or any Bank on or prior to such date remains in full force and effect (except as otherwise agreed by Administrative Agent in writing); and

                  (d) In the case of Credit Events with respect to Revolving Loan Borrowings, no material adverse change in the Eligible Accounts or Eligible Inventory which comprises the Borrowing Base shall have occurred since the later date of (i) the latest audit conducted by or on behalf of Administrative Agent or any Bank, and (ii) the most recent Borrowing Base Certificate.

The submission by Borrower to Administrative Agent of each Notice of Revolving Loan Borrowing, each Notice of Revolving Loan Conversion and each Notice of Revolving Loan Interest Period Selection shall be deemed to be a representation and warranty by Borrower as of the date thereon as to the above.

         3.03. Covenant to Deliver. Borrower agrees (not as a condition but as a covenant) to deliver to Administrative Agent each item required to be delivered to Administrative Agent as a condition to the occurrence of any Credit Event if such Credit Event occurs. Borrower expressly agrees that the occurrence of any such Credit Event prior to the receipt by Administrative Agent of any such item shall not constitute a waiver by Administrative Agent or any Bank of Borrower's obligation to deliver such item.

SECTION IV.       REPRESENTATIONS AND WARRANTIES.

         4.01. Borrower's Representations and Warranties. In order to induce Administrative Agent and the Banks to enter into this Restated Credit Agreement, Borrower hereby represents and warrants to Administrative Agent and the Banks as follows:

                  (a) Due Incorporation, Qualification, etc. Each of Borrower and its Subsidiaries (i) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation; (ii) has the power and authority to own, lease and operate its properties and carry on its business as now conducted; and
         (iii) is duly qualified, licensed to do business and in good standing as a foreign corporation in each jurisdiction where the failure to be so qualified or licensed might have a Material Adverse Effect.

                  (b) Authority. The execution, delivery and performance by each of Borrower and its Subsidiaries of each Credit Document executed, or to be executed, by such Person and the consummation of the transactions contemplated thereby (i) are within the power of such Person and (ii) have been duly authorized by all necessary actions on the part of such Person.

                  (c) Enforceability. Each Credit Document executed, or to be executed, by each of Borrower and its Subsidiaries has been, or will be, duly executed and delivered by such Person and constitutes, or will constitute, a legal, valid and binding obligation of such Person, enforceable against such Person in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally and general principles of equity.

                  (d) Non-Contravention. The execution and delivery by each of Borrower and its Subsidiaries of the Credit Documents executed, or to be executed, by such Person and the performance and consummation of the transactions contemplated thereby do not (i) violate any Requirement of Law applicable to such Person; (ii) violate any provision of, or result in the breach or the acceleration of, or entitle any other Person to accelerate (whether after the giving of notice or lapse of time or both), any Contractual Obligation of such Person; or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of such Person (except such Liens as may be created in favor of Bank pursuant to this Restated Credit Agreement or the other Credit Documents).

                  (e) Approvals. No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution and delivery of the Credit Documents executed by Borrower or its Subsidiaries and the performance and consummation of the transactions contemplated thereby.

                  (f) No Violation or Default. Neither Borrower nor any of its Subsidiaries is in violation of or in default with respect to (i) any Requirement of Law applicable to such Person; (ii) any Contractual Obligation of such Person (nor is there any waiver in effect which, if not in effect, would result in such a violation or default), where, in each case, such violation or default could have a Material Adverse
         Effect. Without limiting the generality of the foregoing, neither Borrower nor any of its Subsidiaries (A) has violated any Environmental Laws, (B) has any liability under any Environmental Laws or (C) has received notice or other communication of an investigation or is under investigation by any Governmental Authority having authority to enforce Environmental Laws, where such violation, liability or investigation could have a Material Adverse Effect. No Event of Default or Default has occurred and is continuing.

                  (g) Litigation. Except as set forth (with the dollar amounts claimed) in Schedule 4.01(g), no actions (including, without limitation, derivative actions), suits, proceedings or investigations are pending or, to the knowledge of Borrower, threatened against Borrower or any of its Subsidiaries at law or in equity in any court or before any other Governmental Authority which (i) could (alone or in the aggregate) have a Material Adverse Effect or (ii) seeks to enjoin, either directly or indirectly, the execution, delivery or performance by Borrower or any of its Subsidiaries of the Credit Documents or the transactions contemplated thereby.

                  (h) Title. Borrower and its Subsidiaries own and have good and marketable title in fee simple absolute to, or a valid leasehold interest in, all their respective real properties and good title to their other respective assets and properties as reflected in the most recent Financial Statements delivered to Bank (except those assets and properties disposed of in the ordinary course of business or otherwise in compliance with this Restated Credit Agreement since the date of such Financial Statements) and all respective assets and properties acquired by Borrower and its Subsidiaries since such date (except those disposed of in the ordinary course of business or otherwise in compliance with this Restated Credit Agreement). Such assets and properties are subject to no Lien, except for Permitted Liens.

                  (i) Financial Statements. The Financial Statements of Borrower
         and its Subsidiaries which have been delivered to Bank, (i) are in accordance with the books and records of Borrower and its Subsidiaries, which have been maintained in accordance with good business practice;
         (ii) have been prepared in conformity with GAAP; and (iii) fairly present the respective financial positions of Borrower and its Subsidiaries at such date. Neither Borrower nor any of its Subsidiaries has any contingent obligations, liability for taxes or other outstanding obligations which are material in the aggregate, except as disclosed in the audited Financial Statements of Borrower dated December 31, 1997, furnished by Borrower to Bank prior to the date hereof, or in the Financial Statements delivered to Bank pursuant to Subparagraph 5.01(a)(ii) or (iii).

                  (j) Equity Securities. The authorized Equity Securities of Borrower consist of (i) 20,000,000 shares of common stock of which approximately 8,832,665 shares are duly issued and outstanding, (ii) 10,000,000 shares of preferred stock none of which shares are duly issued and outstanding, (iii) no warrants to purchase shares of common stock are issued and outstanding, (iv) the Almo Warrant, (v) options to purchase 1,720,785 shares of common stock, pursuant to the 1998 Stock Option Plan, of which approximately 1,395,113 options are outstanding and (vi) 251,674 shares of common stock reserved pursuant to the Company's Employee Stock Purchase Plan. All outstanding Equity Securities (except for the option to purchase common stock) of Borrower are duly authorized, validly issued, fully paid and non-assessable. There are no other outstanding subscriptions, options, conversion rights, warrants or other agreements or commitments of any nature whatsoever (firm or conditional) obligating Borrower to issue, deliver or sell, or cause to be issued, delivered or sold, any additional Equity Securities of Borrower, or obligating Borrower to grant, extend or enter into any such agreement or commitment. All Equity Securities of Borrower have been offered and sold in compliance with all federal and state securities laws and all other Requirements of Law.

                  (k) No Agreements to Sell Assets. Neither Borrower nor any of its Subsidiaries has any legal obligation, absolute or contingent, to any Person to sell all or a substantial portion of the assets of Borrower or its Subsidiaries (other than sales in the ordinary course of business), or to effect any merger, consolidation or other reorganization of Borrower or any of its Subsidiaries or to enter into any agreement with respect thereto.

                  (l) Employee Benefit Plans.

                           (i) Based upon the latest valuation of each "employee
                  pension benefit plan" (within the meaning of section 3(2) of ERISA) that either Borrower or any ERISA Affiliate maintains or contributes to, or has any obligation under (which valuation occurred within twelve months of the date of this representation), the aggregate benefit liabilities of such plan within the meaning of Section 4001 of ERISA did not exceed the aggregate value of the assets of such plan. Neither Borrower nor any ERISA Affiliate has any liability with respect to any post-retirement benefit under any Employee
                  Benefit Plan which is a welfare plan (as defined in section 3(1) of ERISA), other than liability for health plan continuation coverage described in Part 6 of Title I(B) of ERISA, which liability for health plan contribution coverage will not have a Material Adverse Effect.

                           (ii) Each  Employee  Benefit Plan  complies,  in both
                  form and operation, in all material respects, with its terms, ERISA and the Code, and no condition exists or event has occurred with respect to any such plan which would result in the incurrence by either Borrower or any ERISA Affiliate of any material liability, fine or penalty. Each Employee Benefit Plan, related trust agreement, arrangement and commitment of Borrower or any ERISA Affiliate is legally valid and binding and in full force and effect. No Employee Benefit Plan is being audited or investigated by any government agency or is subject to any pending or threatened claim or suit. Neither Borrower nor any ERISA Affiliate nor any fiduciary of any Employee Benefit Plan has engaged in a prohibited transaction under section 406 of ERISA or section 4975 of the Code.

                           (iii) Neither Borrower nor any ERISA Affiliate contributes to any Multiemployer Plan. Neither Borrower nor any ERISA Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under Section 4201 of ERISA or as a result of a sale of assets described in Section 4204 of ERISA. Neither Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of Section 4241 or Section 4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under Section 4041A of ERISA.

                  (m) Other Regulations. Neither Borrower nor any of its Subsidiaries is subject to regulation under the Investment Company Act of 1940, the Public Utility Holding Company Act of 1935, the Federal Power Act, any state public utilities code or to any federal or state statute or regulatory scheme which would limit its ability execute, deliver and perform any of the Credit Documents executed or to be executed by it.

                  (n) Patent and Other Rights. Borrower and its Subsidiaries own, and have the full right to license without the consent of any other Person, all patents, licenses, trademarks, trade names, trade secrets, service marks, copyrights and all rights with respect thereto, which are required to conduct their businesses as now conducted.

                  (o) Governmental Charges and Other Indebtedness.  Borrower and
         its Subsidiaries have filed or caused to be filed all tax returns which are required to be filed by them. Borrower and its Subsidiaries have paid, or made provision for the payment of, all taxes and other Governmental Charges which have or may have become due pursuant to said returns or otherwise and all other Indebtedness, except such Governmental Charges or Indebtedness, if any, which are being contested in good faith and as to which adequate reserves (determined in accordance with GAAP) have been provided or which could not have a Material Adverse Effect if unpaid.

                  (p) Margin Stock. Borrower owns no Margin Stock which, in the aggregate, would constitute a substantial part of the assets of Borrower, and no proceeds of any Revolving Loan will be used to purchase or carry, directly or indirectly, any Margin Stock or to extend credit, directly or indirectly, to any Person for the purpose of purchasing or carrying any Margin Stock.

                  (q) Subsidiaries, etc. Set forth in Schedule 4.01(q) is a complete list of all of Borrower's Subsidiaries, the jurisdiction of incorporation of each, the classes of Equity Securities of each and the number of shares and percentages of shares of each such class owned directly or indirectly by Borrower. Except for such Subsidiaries, Borrower has no Subsidiaries, is not a partner in any partnership or a joint venturer in any joint venture.

                  (r) Solvency, Etc. Borrower and each of its Subsidiaries is Solvent and, after the execution and delivery of the Credit Documents and the consummation of the transactions contemplated thereby, will be Solvent.

                  (s) Catastrophic Events. Neither Borrower nor any of its Subsidiaries and none of their properties is or has been affected by any fire, explosion, accident, strike, lockout or other labor dispute, drought, storm, hail, earthquake, embargo, act of God or other casualty that could have a Material Adverse Effect. There are no disputes presently subject to grievance procedure, arbitration or litigation under any of the collective bargaining agreements, employment contracts or employee welfare or incentive plans to which Borrower or any of its Subsidiaries is a party, and there are no strikes, lockouts, work stoppages or slowdowns, or, to the best knowledge of Borrower, jurisdictional disputes or organizing activity occurring or threatened which could have a Material Adverse Effect.

                  (t) Burdensome Contractual Obligations, Etc. Neither Borrower nor any of its Subsidiaries and none of their properties is subject to any Contractual Obligation or Requirement of Law which could have a Material Adverse Effect.

                  (u) No Material Adverse Effect. No event has occurred and no condition exists which could reasonably be expected to have a Material Adverse Effect.

                  (v) Year 2000 Compatibility. Borrower and its Subsidiaries have reviewed the areas within their business and operations which could be materially adversely affected by, and are taking all steps Borrower and its Subsidiaries consider reasonably necessary to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31,
         1999), and have made related appropriate inquiry of material suppliers and vendors. Based upon such review and program, Borrower believes that the "Year 2000 Problem" will not have a Material Adverse Effect.

                  (w) Accuracy of Information Furnished. None of the Credit Documents and none of the other certificates, statements or information furnished to Administrative Agent or any Bank by or on behalf of Borrower or any of its Subsidiaries in connection with the Credit Documents or the transactions contemplated thereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

         4.02. Reaffirmation. Borrower shall be deemed to have reaffirmed, for the benefit of the Banks and Administrative Agent, each representation and warranty contained in Paragraph 4.01 on and as of the date of each Credit Event.

SECTION V.        COVENANTS.

         5.01. Affirmative Covenants. Until the termination of this Restated Credit Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following affirmative covenants, unless Required Banks shall otherwise consent in writing:

                  (a) Financial Statements, Reports, etc. Borrower shall furnish to Administrative Agent (with a copy for each Bank to be forwarded by Administrative Agent) the following, each in such form and such detail as Administrative Agent shall reasonably request:

                           (i) Within fifty (50) days after the last day of each
                  fiscal quarter of Borrower, (A) a copy of the Financial Statements of Borrower for such quarter and for the fiscal year to date (including consolidated Financial Statements for Borrower and its Subsidiaries), certified by the president or chief financial officer of Borrower to present fairly the financial condition, results of operations and other information reflected therein and to have been prepared in accordance with GAAP (subject to year-end audit adjustments) and (B) the Form 10-Q Report filed by Borrower with the Securities and Exchange Commission for such quarter;

                           (ii) Within  ninety-five (95) days after the close of
                  each fiscal year of Borrower, (A) copies of the audited Financial Statements of Borrower for such year (including consolidated Financial Statements for Borrower and its Subsidiaries), prepared by independent certified public accountants acceptable to Bank, (B) copies of the unqualified opinions (or qualified opinions reasonably acceptable to the Banks) and management letters delivered by such accountants in connection with all such Financial Statements, (C) certificates of all such accountants to Bank stating that in making the examination necessary for their opinion they have obtained no knowledge of any Event of Default or Default which has occurred and is continuing, or if, in the opinion of such accountants, an Event of Default or Default has occurred and is continuing, a statement as to the nature thereof (or other certificates of such accountants reasonably acceptable to Required Banks) and (D) the Form 10-K Report filed by Borrower with the Securities and Exchange Commission for such year;

                           (iii) Contemporaneously with the quarterly and year-end financial statements required by the foregoing clauses (i) and (ii), a certificate of the president or chief financial officer of Borrower in such detail as Administrative Agent may reasonably request which (A) sets forth the calculations conducted to verify that Borrower is in compliance with each of the financial covenants set forth in Paragraph 5.02(m) and stating that no Event of Default and no Default has occurred and is continuing, or, if any such Event of Default or Default has occurred and is continuing, a statement as to the nature thereof and what action Borrower proposes to take with respect thereto, (B) states that the Year 2000 remediation efforts of Borrower and its Subsidiaries are proceeding as scheduled, and
                  (C) indicates whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding any Material Adverse Effect the Year 2000 exposure, program or progress could have on Borrower and its Subsidiaries taken as a whole;

                           (iv) As soon as available  and in no event later than
                  fifteen (15) days after the last day of each fiscal month, (A) agings of Borrower's and its Subsidiaries' accounts receivable and accounts payable as of the last day of each month, (B) a report of Borrower's and its Subsidiaries' inventory as of the last day of such month, and (C) a certificate in the form of Exhibit K (or other form acceptable to Administrative Agent), appropriately completed (a "Borrowing Base Certificate"), which sets forth the calculation of the Borrowing Base as of such last day of such month, certified by the chief financial officer or treasurer of Borrower;

                           (v) As soon as  possible  and in no event  later than
                  five (5) Business Days after any officer of Borrower knows of the occurrence or existence of (A) any Reportable Event under any Employee Benefit Plan or Multiemployer Plan; (B) any actual or threatened litigation, suits, claims or disputes against Borrower or any of its Subsidiaries involving potential monetary damages payable by Borrower or any of its Subsidiaries of $1,000,000 or more (alone or in the aggregate); (C) any other event or condition which could reasonably be expected to have a Material Adverse Effect; or
                  (D) any Event of Default or Default; the statement of the president or chief financial officer of Borrower setting forth details of such event, condition, Event of Default or Default and the action which Borrower proposes to take with respect thereto;

                           (vi) As soon as  possible  and in no event later than
                  five (5) Business Days after they are sent, made available or filed, copies of all registration statements and reports filed by Borrower with the Securities and Exchange Commission (including 8Q reports) and all reports, proxy statements and financial statements sent or made available by Borrower to its shareholders generally;

                           (vii) As soon as possible  and in no event later than
                  five (5) Business Days after they are filed, copies of all IRS Form 5500 reports for all Employee Benefit Plans required to file such form; and

                           (viii) Such other instruments, agreements, certificates, opinions, statements, documents and information relating to the operations or condition (financial or otherwise) of Borrower or any of its Subsidiaries, and compliance by Borrower and its Subsidiaries with the terms of this Restated Credit Agreement and the other Credit Documents as Administrative Agent may from time to time reasonably request.

                  (b) Books and Records. Borrower and its Subsidiaries shall at all times keep proper books of record and account in which full, true and correct entries will be made of their transactions in accordance with GAAP.

                  (c) Inspections. Borrower and its Subsidiaries shall permit any Person designated by Administrative Agent in its sole discretion (including without limitation any Bank that so requests, which request shall not be unreasonably denied), upon reasonable notice and during normal business hours, to visit and inspect any of the properties and offices of Borrower and its Subsidiaries, to conduct audits of any or all of the Collateral at Borrower's expense, to examine the books of account of Borrower and its Subsidiaries and to discuss the affairs, finances and accounts of Borrower and its Subsidiaries with, and to be advised as to the same by, their officers, auditors and accountants, all at such times and intervals as Administrative Agent may reasonably request, including, without limitation, an annual audit of the accounts and inventory of Borrower and its Subsidiaries, the fees and expenses of which shall be payable by Borrower pursuant to Subparagraph 8.02(b).

                  (d) Insurance. Each of Borrower and its Subsidiaries shall (i) insure its inventory against such risks, in such amounts and with such insurers satisfactory to the Banks; (ii) carry and maintain additional insurance of the types and in the amounts customarily carried from time to time during the term of this Restated Credit Agreement by others engaged in substantially the same business as such Person and operating in the same geographic area as such Person, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to the Banks;
         (iii) name Administrative Agent as additional insured or loss payee, as appropriate, on all such insurance; and (iv) deliver to Administrative Agent from time to time, as Administrative Agent may request, schedules setting forth all insurance then in effect and policy endorsements for such insurance naming Administrative Agent as additional insured or loss payee.

                  (e) Governmental Charges and Other Indebtedness. Borrower and its Subsidiaries shall promptly pay and discharge before delinquent (i) all taxes and other Governmental Charges prior to the date upon which penalties accrue thereon, except such Governmental Charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP, (ii) all Indebtedness which, if unpaid, could become a Lien upon the property of Borrower or its Subsidiaries and
         (iii) all other Indebtedness which, if unpaid, could have a Material Adverse Effect, except such Indebtedness as may in good faith be contested or disputed by appropriate proceedings, or for which arrangements for deferred payment have been made, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (f) Use of Proceeds. Borrower shall use the proceeds of the Revolving Loans only for the purposes set forth in Subparagraph 2.01(g). Borrower shall not use any part of the proceeds of any Revolving Loan, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock or for the purpose of purchasing or carrying or trading in any securities under such circumstances as to involve Borrower or Bank in a violation of Regulations T, U or X issued by the Federal Reserve Board.

                  (g) General Business Operations. Each of Borrower and its Subsidiaries shall (i) preserve and maintain its corporate existence and all of its rights, privileges and franchises reasonably necessary to the conduct of its business, (ii) conduct its business activities in compliance with all Requirements of Law and Contractual Obligations applicable to such Person, the violation of which could have a Material Adverse Effect, (iii) keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted, and (iv) not change its chief executive office and principal place of business from San Jose, California without ninety (90) days prior written notice to Administrative Agent.

                  (h) Landlord Waivers and Consents. Borrower shall use its best efforts to obtain such landlord waivers and consents, in form and substance satisfactory to Administrative Agent, as Administrative Agent may from time to time request pursuant to which each such landlord shall acknowledge Administrative Agent's and the Banks' senior security interest in all of Borrower's and its Subsidiaries' inventory stored at such locations, disclaim any interest in such inventory and agree to provide Administrative Agent on behalf of the Banks access to remove such inventory.

                  (i) Year 2000 Compatibility. Borrower and its Subsidiaries shall take all acts reasonably necessary to ensure that all software, hardware, firmware, equipment, goods and systems utilized by or material to their business, operations or financial condition will properly perform date sensitive functions before, during and after the year 2000. At the request of Administrative Agent, Borrower shall provide to Administrative Agent such certifications or other evidence of compliance with this Subparagraph 5.01(i) as Administrative Agent may from time to time require.

                  (j) Tenex-Data Acquisition. On or prior to the Tenex Data Acquisition Effective Date, Borrower shall obtain and deliver to Administrative Agent each item listed in Schedule 5.01(j), each in form and substance reasonably satisfactory to Administrative Agent, and with sufficient copies for, Administrative Agent and each Bank.

         5.02. Negative Covenants. Until the termination of this Restated Credit Agreement and the satisfaction in full by Borrower of all Obligations, Borrower will comply, and will cause compliance, with the following negative covenants, unless Required Banks or Banks, as the case may be, shall otherwise consent in writing:

                  (a) Indebtedness. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Indebtedness except for Permitted Indebtedness.

                  (b) Liens. Neither Borrower nor any of its Subsidiaries shall create, incur, assume or permit to exist any Lien on or with respect to any of its assets or property of any character, whether now owned or hereafter acquired, except for Permitted Liens.

                  (c) Asset Dispositions. Neither Borrower nor any of its Subsidiaries shall sell, lease, transfer or otherwise dispose of any of its assets or property, whether now owned or hereafter acquired, except in the ordinary course of its business.

                  (d) Mergers, Acquisitions, Etc. Neither Borrower nor any of its Subsidiaries shall consolidate with or merge into any other Person or permit any other Person to merge into it, or acquire all or substantially all of the assets of any other Person, except that any wholly-owned Subsidiary of Borrower may merge into Borrower or any other wholly-owned Subsidiary of Borrower.

                  (e) Investments. Neither Borrower nor any of its Subsidiaries shall make any Investment except for Permitted Investments.

                  (f) Dividends, Redemptions, Etc. Borrower shall not (i) pay any dividends or make any distributions on its Equity Securities; (ii) purchase, redeem, retire, defease or otherwise acquire for value any of its Equity Securities; (iii) return any capital to any holder of its Equity Securities as such; (iv) make any distribution of assets, Equity Securities, obligations or securities to any holder of its Equity Securities as such; or (v) set apart any sum for any such purpose; except that Borrower may pay Permitted Dividends.

                  (g) Capital Expenditures. Borrower and its Subsidiaries shall not pay or incur Capital Expenditures which exceed in aggregate in any fiscal year $5,000,000.

                  (h) Change in Business. Neither Borrower nor any of its Subsidiaries shall engage, either directly or indirectly through Affiliates, in any business substantially different from and not incidental to its present business.

                  (i) Indebtedness Payments. Neither Borrower nor any of its Subsidiaries shall (i) make any payment on the Subordinated
         Indebtedness; (ii) prepay, redeem, purchase, defease or otherwise satisfy in any manner prior to the scheduled repayment thereof any other Indebtedness for borrowed money (other than the Obligations) or lease obligations; (iii) amend, modify or otherwise change the subordination provisions of any Subordinated Indebtedness; or (iv) amend, modify or otherwise change the terms of any Subordinated Indebtedness or any other Indebtedness for borrowed money (other than the Obligations) or lease obligations so as to accelerate the scheduled repayment thereof.

                  (j) ERISA.  Neither Borrower nor any ERISA Affiliate shall (i)
         adopt or institute any Employee Benefit Plan that is an employee pension benefit plan within the meaning of Section 3(2) of ERISA, (ii) take any action which will result in the partial or complete withdrawal, within the meanings of sections 4203 and 4205 of ERISA, from a Multiemployer Plan, (iii) engage or permit any Person to engage in any transaction prohibited by section 406 of ERISA or section 4975 of the Code involving any Employee Benefit Plan or Multiemployer Plan which would subject either Borrower or any ERISA Affiliate to any tax, penalty or other liability including a liability to indemnify, (iv) incur or allow to exist any accumulated funding deficiency (within the meaning of section 412 of the Code or section 302 of ERISA), (v) fail to make full payment when due of all amounts due as contributions to any Employee Benefit Plan or Multiemployer Plan, (vi) fail to comply with the requirements of section 4980B of the Code or Part 6 of Title I(B) of ERISA, or (vii) adopt any amendment to any Employee Benefit Plan which would require the posting of security pursuant to section 401(a)(29) of the Code, where singly or cumulatively, the above would have a Material Adverse Effect.

                  (k) Transactions With Affiliates. Neither Borrower nor any of its Subsidiaries shall enter into any Contractual Obligation with any Affiliate or engage in any other transaction with any Affiliate except that Borrower and its Subsidiaries may (i) sell assets to each other for fair value and (ii) engage in other transactions with each other or with Affiliates upon terms at least as favorable to Borrower and its Subsidiaries as arms-length transactions with unaffiliated Persons.

                  (l) Accounting Changes. Neither Borrower nor any of its Subsidiaries shall change (i) its fiscal year (currently January 1 through December 31) or (ii) its accounting practices except as required by GAAP.

                  (m) Financial Covenants. Borrower shall not permit:

                           (i) Its  Quick  Ratio to be less than 0.50 to 1.00 at
                  any time;

                           (ii) Its Working Capital to be less than  $60,000,000
                  at any time;

                           (iii) Its  Tangible Net Worth to be less than the sum
                  on any date of determination of (1) $70,000,000 plus (2) fifty percent (50%) of the sum of Borrower's Net Income After Tax for each quarter (excluding any quarter in which such amount was negative) beginning with the quarter ending June 30, 1998 plus (3) one hundred percent (100%) of the Net Proceeds derived from any issuance by Borrower of Equity Securities minus (4) the net book value assigned to the Almo Warrants in accordance with GAAP;

                           (iv) Its  Leverage  Ratio to be greater  than 3.00 to
                  1.00 at any time;

                           (v) Commencing on the earlier to occur of (A) March 31, 2000 or (B) the last day of the fiscal quarter during which a Capital Event occurs, its Senior Leverage Ratio to be greater than 2.50 to 1.00 at any time;

                           (vi) Its  Interest  Coverage  Ratio (A) for the three
                  quarter period beginning on April 1, 1998 and ending on December 31, 1998 to be less than 2.00 to 1.00; and (B) for any consecutive four-quarter period thereafter to be less than 2:00 to 1:00; or

                           (vii) Its Net  Operating  Income or Net Income  After
                  Tax to be (1) a loss in excess of $350,000  for any quarter or
                  (2) a loss of any amount for any consecutive two-quarter period.

SECTION VI.       DEFAULT.

         6.01. Events of Default. The occurrence or existence of any one or more of the following shall constitute an "Event of Default" hereunder:

                  (a) Borrower shall fail to pay when due any principal, interest or other payment required under the terms of this Restated Credit Agreement or any of the other Credit Documents; or

                  (b) Borrower or any of its Subsidiaries shall fail to observe or perform any covenant, obligation, condition or agreement set forth in clause (v)(D) of Subparagraph 5.01(a), Subparagraph 5.01(c) (but only to the extent Borrower denies such right to conduct inspections to Administrative Agent acting on behalf of the Banks), Subparagraph 5.01(d) or Paragraph 5.02; or

                  (c) Borrower or any of its Subsidiaries shall fail to observe or perform any other covenant, obligation, condition or agreement contained in this Restated Credit Agreement or the other Credit Documents and such failure shall continue for ten (10) days; or

                  (d) Any representation, warranty, certificate, or other statement (financial or otherwise) made or furnished by or on behalf of Borrower or any of its Subsidiaries to Administrative Agent or any Bank in or in connection with this Restated Credit Agreement or any of the other Credit Documents, or as an inducement to Administrative Agent or any Bank to enter into this Restated Credit Agreement, shall be false, incorrect, incomplete or misleading in any material respect when made or furnished; or

                  (e) Borrower or any of its Subsidiaries shall fail to make any payment when due under the terms of any bond, debenture, note or other evidence of Indebtedness to be paid by such Person (excluding this Restated Credit Agreement and the other Credit Documents but including any other evidence of Indebtedness of Borrower or any of its Subsidiaries to any Bank) and such failure shall continue beyond any period of grace provided with respect thereto, or shall default in the observance or performance of any other agreement, term or condition contained in any such bond, debenture, note or other evidence of Indebtedness, and the effect of such failure or default is to cause, or permit the holder or holders thereof to cause Indebtedness in an aggregate amount of $200,000 or more to become due prior to its stated date of maturity; or

                  (f) Borrower or any of its Subsidiaries shall (i) apply for or consent to the appointment of a receiver, trustee, liquidator or custodian of itself or of all or a substantial part of its property,
         (ii) be unable, or admit in writing its inability, to pay its debts generally as they mature, (iii) make a general assignment for the benefit of its or any of its creditors, (iv) be dissolved or liquidated in full or in part, (v) become insolvent (as such term may be defined or interpreted under any applicable statute), (vi) commence a voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to itself or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect or consent to any such relief or to the appointment of or taking possession of its property by any official in an involuntary case or other proceeding commenced against it, or (vi) take any action for the purpose of affecting any of the foregoing; or

                  (g) Proceedings for the appointment of a receiver, trustee, liquidator or custodian of Borrower or any of its Subsidiaries or of all or a substantial part of the property thereof, or an involuntary case or other proceedings seeking liquidation, reorganization or other relief with respect to Borrower or any of its Subsidiaries or the debts thereof under any bankruptcy, insolvency or other similar law now or hereafter in effect shall be commenced and an order for relief entered or such proceeding shall not be dismissed or discharged within sixty
         (60) days of commencement; or

                  (h) A final judgment or order for the payment of money in excess of $200,000 (exclusive of amounts covered by insurance issued by an insurer not an Affiliate of Borrower) shall be rendered against Borrower or any of its Subsidiaries and the same shall remain undischarged and unpaid for a period of thirty (30) days during which execution shall not be effectively stayed, or any judgment, writ, assessment, warrant of attachment, or execution or similar process shall be issued or levied against a substantial part of the property of Borrower or any of its Subsidiaries and such judgment, writ, or similar process shall not be released, stayed, vacated or otherwise dismissed within thirty (30) days after issue or levy; or

                  (i) Any Credit Document or any material term thereof shall cease to be, or be asserted by Borrower or any of its Subsidiaries not to be, a legal, valid and binding obligation of Borrower or its Subsidiaries enforceable in accordance with its terms; or

                  (j) Any Reportable Event occurs which constitutes grounds for the termination of any Employee Benefit Plan by the PBGC or for the appointment of a trustee to administer any Employee Benefit Plan, or any Employee Benefit Plan shall be terminated within the meaning of Title IV of ERISA or a trustee shall be appointed to administer any Employee Benefit Plan; or

                  (k) One or more conditions exist or events have occurred which might reasonably indicate, or reasonably result in, a Material Adverse Effect.

         6.02. Remedies. Upon the occurrence or existence of any Event of Default (other than an Event of Default referred to in Subparagraph 6.01(f) or 6.01(g)) and at any time thereafter during the continuance of such Event of Default, Agent may, with the consent of the Required Banks, or shall, upon instructions from the Required Banks, by written notice to Borrower, (a) terminate the Revolving Loan Commitments and the obligations of the Banks to make Revolving Loans, and/or (b) declare all outstanding Obligations payable by Borrower hereunder to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. Upon the occurrence or existence of any Event of Default described in Subparagraph 6.01(f) or 6.01(g), immediately and without notice,
(1) the Revolving Loan Commitments and the obligations of the Banks and Issuing Bank to make Revolving Loans shall automatically terminate and (2) all outstanding Obligations payable by Borrower hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein or in the Notes to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, Agent may exercise any right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Immediately after taking any action under this Paragraph 6.02, Agent shall notify each Bank of such action.

SECTION VII.      THE ADMINISTRATIVE AGENT AND RELATIONS AMONG BANKS.

         7.01. Appointment, Powers and Immunities. Each Bank hereby appoints and authorizes Administrative Agent to act as its agent hereunder and under the other Credit Documents with such powers as are expressly delegated to Administrative Agent by the terms of this Restated Credit Agreement and the other Credit Documents, together with such other powers as are reasonably incidental thereto. Administrative Agent shall not have any duties or responsibilities except those expressly set forth in this Restated Credit Agreement or in any other Credit Document, be a trustee for any Bank or have any fiduciary duty to any Bank. Notwithstanding anything to the contrary contained herein Administrative Agent shall not be required to take any action which is contrary to this Restated Credit Agreement or any other Credit Document or applicable law. Neither Administrative Agent nor any Bank shall be responsible to any other Bank for any recitals, statements, representations or warranties made by Borrower or any Subsidiary contained in this Restated Credit Agreement or in any other Credit Document, for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Restated Credit Agreement, or any other Credit Document or for any failure by Borrower or any Subsidiary to perform their respective obligations hereunder or thereunder. Administrative Agent may employ agents and attorneys-in-fact and shall not be responsible to any Bank for the negligence or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. Neither Administrative Agent nor any of its directors, officers, employees or agents shall be responsible to any Bank for any action taken or omitted to be taken by it or them hereunder or under any other Credit Document or in connection herewith or therewith, except for its or their own gross negligence or willful misconduct. Except as otherwise provided under this Restated Credit Agreement, Administrative Agent shall take such action with respect to the Credit Documents as shall be directed by the Required Banks.

         7.02. Reliance by Administrative Agent. Administrative Agent shall be entitled to rely upon any certificate, notice or other document (including any cable, telegram, facsimile or telex) reasonably believed by it in good faith to be genuine and correct and to have been signed or sent by or on behalf of the proper Person or Persons, and upon advice and statements of legal counsel, independent accountants and other experts selected by Administrative Agent with reasonable care. As to any other matters not expressly provided for by this Restated Credit Agreement, Administrative Agent shall not be required to take any action or exercise any discretion, but shall be required to act or to refrain from acting upon instructions of the Required Banks and shall in all cases be fully protected by the Banks in acting, or in refraining from acting, hereunder or under any other Credit Document in accordance with the instructions of the Required Banks, and such instructions of the Required Banks and any action taken or failure to act pursuant thereto shall be binding on all of the Banks.

         7.03. Defaults. Administrative Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless Administrative Agent has received a notice from a Bank or Borrower, referring to this Restated Credit Agreement, describing such Default or Event of Default and stating that such notice is a "Notice of Default". If Administrative Agent receives such a notice of the occurrence of a Default or Event of Default, Administrative Agent shall give prompt notice thereof to the Banks. Administrative Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Banks or all of the Banks if unanimity is required; provided, however, that until Administrative Agent shall have received such directions, Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interest of the Banks.

         7.04. Indemnification. Without limiting the Obligations of Borrower hereunder, each Bank agrees to indemnify Administrative Agent, ratably in accordance with their Proportionate Shares, for any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may at any time be imposed on, incurred by or asserted against Administrative Agent in any way relating to or arising out of this Restated Credit Agreement or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or the enforcement of any of the terms hereof or thereof or of any such other documents; provided, however, that no Bank shall be liable for any of the foregoing to the extent they arise from Administrative Agent's gross negligence or willful misconduct. Administrative Agent shall be fully justified in refusing to take or to continue to take any action hereunder unless it shall first be indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.

         7.05. Non-Reliance. Each Bank represents that it has, independently and without reliance on Administrative Agent, or any other Bank, and based on such documents and information as it has deemed appropriate, made its own appraisal of the financial condition and affairs of Borrower and the Subsidiaries and decision to enter into this Restated Credit Agreement and agrees that it will, independently and without reliance upon Administrative Agent or any other Bank, and based on such documents and information as it shall deem appropriate at the time, continue to make its own appraisals and decisions in taking or not taking action under this Restated Credit Agreement. Neither Administrative Agent nor any Bank shall be required to keep informed as to the performance or observance by Borrower or any Subsidiary of the obligations under this Restated Credit Agreement or any other document referred to or provided for herein or to make inquiry of, or to inspect the properties or books of Borrower or any Subsidiary. Except for notices, reports and other documents and information expressly required to be furnished to the Banks by Administrative Agent hereunder, neither Administrative Agent nor any Bank shall have any duty or responsibility to provide any Bank with any credit or other information concerning Borrower or any Subsidiary, which may come into the possession of Administrative Agent, or such Bank or any of its or their Affiliates. Administrative Agent shall provide each Bank with copies of any Credit Documents and any other documents, instruments and agreements delivered to Administrative Agent in connection therewith requested by such Bank.

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


         7.06. Resignation or Removal of Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided below, Administrative Agent may resign at any time by giving notice thereof to the Banks, and Administrative Agent may be removed at any time with or without cause by the Required Banks. Upon any such resignation or removal, the Required Banks shall have the right to appoint a successor Administrative Agent, which Administrative Agent shall be reasonably acceptable to Borrower. If no successor Administrative Agent shall have been appointed by the Required Banks and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent's giving of notice of resignation or the Required Banks' removal of the retiring Administrative Agent, then the retiring Administrative Agent may, on behalf of the Banks, appoint a successor Administrative Agent, which shall be a bank having a combined capital, surplus and retained earnings of not less than U.S. $250,000,000 and which shall be reasonably acceptable to Borrower. Upon the acceptance of any appointment as Administrative Agent hereunder by a successor Administrative Agent, such successor Administrative Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring
Administrative Agent shall be discharged from its duties and obligations hereunder. After any retiring Administrative Agent's resignation or removal hereunder as Administrative Agent, the provisions of this Section VII shall continue in effect for its benefit in respect of any actions taken or omitted to be taken by it while it was acting as Administrative Agent.

         7.07. Administrative Agent in its Individual Capacity. Administrative Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower and its Subsidiaries and affiliates as though Administrative Agent were not Administrative Agent hereunder. With respect to Revolving Loans made, if any, by CB&T as a Bank, CB&T shall have the same rights and powers under this Restated Credit Agreement and the other Credit Documents as any other Bank and may exercise the same as though it were not Administrative Agent, and the terms "Bank" or "Banks" shall include CB&T in its individual capacity.

         7.08. Co-Agents. None of the Banks identified herein as a "co-agent" shall have any right, power, obligation, liability, responsibility or duty under this Restated Credit Agreement or any other Credit Document other than those applicable to all Banks as such. Without limiting the foregoing, none of the Banks so identified as a "co-agent" shall have or be deemed to have any fiduciary relationship with any Bank. Each Bank acknowledges that it has not relied, and will not rely, on any of the Banks identified as a "co-agent" in deciding to enter into this Restated Credit Agreement or in taking or not taking action hereunder.

SECTION VIII.     MISCELLANEOUS.

         8.01. Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower, any Bank or Administrative Agent under this Restated Credit Agreement or the other Credit Documents shall be in writing and faxed, mailed or delivered, if to Borrower or Administrative Agent, at its respective facsimile number or address set forth below, if to any Bank, at the address or facsimile number specified beneath the heading "Address for Notices" under the name of such Bank in Schedule I (or to such other facsimile number or address for any party as indicated in any notice given by that party to the other party). All such notices and communications shall be effective (a) when sent by Federal Express or other overnight service of recognized standing, on the Business Day following the deposit with such service; (b) when mailed, first class postage prepaid and addressed as aforesaid through the United States Postal Service, upon receipt; (c) when delivered by hand, upon delivery; and (d) when sent by facsimile, upon confirmation of receipt; provided, however, that any notice delivered to Administrative Agent under Section II shall not be effective until received by Administrative Agent.

         Administrative Agent:      California Bank & Trust
                                    320 California Street, Suite 600
                                    San Francisco, CA 94104
                                    Attn: Relationship Manager - Bell
                                               Microproducts
                                    Telephone: (415) 445-8725
                                    Facsimile: (415) 296-9617

         Borrower:                  Bell Microproducts Inc.
                                    1941 Ringwood Avenue
                                    San Jose, California 95131
                                    Attention: Mr. Bruce Jaffe
                                               Senior Vice President
                                    Telephone: (408) 451-1685
                                    Facsimile: (408) 451-1694

Each Notice of Revolving Loan Borrowing, Notice of Revolving Loan Conversion or Notice of Revolving Loan Interest Period Selection (or copy thereof, as the case may be) shall be given by Borrower to Administrative Agent's office located at the address referred to above during Administrative Agent's normal business hours; provided, however, that any such notice received by Administrative Agent after 12:00 noon on any Business Day shall be deemed received by Administrative Agent on the next Business Day. In any case where this Restated Credit Agreement authorizes notices, requests, demands or other communications by Borrower to Administrative Agent to be made by telephone or facsimile, Administrative Agent may conclusively presume that anyone purporting to be a person designated in any incumbency certificate or other similar document received by Administrative Agent is such a person.

         8.02. Expenses. Borrower shall pay within thirty (30) days of a written demand therefor, whether or not any Revolving Loan is made hereunder, (a) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Administrative Agent in connection with the preparation, execution and delivery of, and the exercise of its duties under, this Restated Credit Agreement and the other Credit Documents, and the preparation, execution and delivery of amendments and waivers hereunder and thereunder, (b) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Administrative Agent in connection with the exercise of its duties (including permitted audits and inspections) under this Restated Credit Agreement and the other Credit Documents, and (c) all reasonable fees and expenses, including reasonable attorneys' fees and expenses, incurred by Administrative Agent and the Banks in the enforcement or attempted enforcement of any of the Obligations or in preserving any of Administrative Agent's or the Banks' rights and remedies
(including,   without
limitation, all such fees and expenses incurred in connection with any "workout" or restructuring affecting the Credit Documents or the Obligations or any bankruptcy or similar proceeding involving Borrower or any of its Subsidiaries). As used herein, the term "reasonable attorneys' fees and expenses" shall include, without limitation, allocable costs and expenses of Administrative Agent's and each Bank's in-house legal counsel and staff.

         8.03. Indemnification. To the fullest extent permitted by law, Borrower agrees to protect, indemnify, defend and hold harmless Administrative Agent and the Banks and their respective directors, officers, employees, agents and any affiliate thereof ("Indemnitees") from and against any liabilities, losses, damages or expenses of any kind or nature and from any suits, claims or demands (including in respect of or for reasonable attorney's fees and other expenses) arising on account of or in connection with any matter or thing or action or failure to act by Indemnitees, or any of them, arising out of or relating to the Credit Documents, including without limitation any use by Borrower of any proceeds of the Revolving Loans, except to the extent such liability arises from the willful misconduct or gross negligence of (a) Administrative Agent acting on behalf of the Banks or (b) such Indemnitee. Upon receiving knowledge of any suit, claim or demand asserted by a third party that Administrative Agent or any Bank believes is covered by this indemnity, Administrative Agent or such Bank shall give Borrower notice of the matter and an opportunity to defend it, at Borrower's sole cost and expense, with legal counsel satisfactory to Administrative Agent or such Bank, as the case may be. Administrative Agent or such Bank may also require Borrower to defend the matter. Any failure or delay of Administrative Agent or any Bank to notify Borrower of any such suit, claim or demand shall not relieve Borrower of its obligations under this Paragraph
8.03 but shall reduce such obligations to the extent of any increase in those obligations caused solely by an such unreasonable failure or delay. The obligations of Borrower under this Paragraph 8.03 shall survive the payment and performance of the Obligations.

         8.04. Waivers; Amendments. Any term, covenant, agreement or condition of this Restated Credit Agreement or any other Credit Document may be amended or waived if such amendment or waiver is in writing and is signed by Borrower and the Required Banks; provided, however that:

                  (a) Any amendment, waiver or consent which (i) increases the Total Revolving Loan Commitment, (ii) extends the Revolving Loan
         Maturity Date, (iii) reduces the principal of or interest on any Revolving Loan or any fees or other amounts payable for the account of the Banks hereunder, (iv) postpones any date fixed for any payment of the principal of or interest on any Revolving Loans or any fees or other amounts payable for the account of the Banks hereunder or thereunder, (v) amends this Paragraph 8.04, (vi) amends the definition of Borrowing Base, Eligible Accounts, Eligible Inventory or Required Banks, (vii) releases any part of the Collateral other than an immaterial part of the Collateral, (viii) releases any Guarantor from its Guaranty or decreases the amount of the obligations guaranteed by such Guarantor under its Guaranty, or (ix) amends Subparagraph 5.02(m) must be in writing and signed by all Banks;

                  (b) Any amendment, waiver or consent which increases or decreases the Revolving Loan Commitment or Proportionate Share of any Bank must be in writing and signed by such Bank; and

                  (c) Any amendment, waiver or consent which affects the rights of Administrative Agent must be in writing and signed by Administrative Agent.

No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

         8.05.    Successors and Assigns.

                  (a) Binding Effect. This Restated Credit Agreement and the other Credit Documents shall be binding upon and inure to the benefit of Borrower, the Banks, Administrative Agent, all future holders of the Revolving Loan Notes and their respective successors and permitted assigns, except that Borrower may not assign or transfer any of its rights or obligations under any Credit Document without the prior written consent of Administrative Agent and each Bank. All references in this Restated Credit Agreement to any Person shall be deemed to include all successors and assigns of such Person.

                  (b) Participations. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time sell to one or more banks or other financial institutions ("Participants") participating interests in any Revolving Loan owing to such Bank, any Revolving Loan Note held by such Bank, any Revolving Loan Commitment of such Bank or any other interest of such Bank under this Restated Credit Agreement and the other Credit Documents without the consent of any other party hereto; provided, however, that a Bank may not sell a participation which would increase the Taxes payable by Borrower under Paragraph 2.10 without the consent of Borrower. In the event of any such sale by a Bank of participating interests to a
         Participant, such Bank's obligations under this Restated Credit Agreement to the other parties to this Restated Credit Agreement shall remain unchanged, such Bank shall remain solely responsible for the performance thereof, such Bank shall remain the holder of any such Revolving Loan Note for all purposes under this Restated Credit Agreement and Borrower and Administrative Agent shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Restated Credit Agreement; provided, however, that any agreement pursuant to which any Bank sells a participating interest to a Participant may require the selling Bank to obtain the consent of such Participant in order for such Bank to agree in writing to any amendment of a type specified in clause (a)(i),
         (a)(ii), (a)(iii) or (a)(iv) of Paragraph 8.04. Borrower also agrees that any Bank which has transferred all or part of its interests in the Revolving Loan Commitments and the Revolving Loans to one or more Participants shall, notwithstanding any such transfer, be entitled to the full benefits accorded such Bank under Paragraph 2.09, Paragraph 2.10, and Paragraph 2.11, as if such Bank had not made such transfer.

                  (c) Assignments. Any Bank may, in the ordinary course of its commercial banking business and in accordance with applicable law, at any time, sell and assign to any Bank, any affiliate of a Bank or any other bank or financial institution (individually, an "Assignee Bank") all or a portion of its rights and obligations under this Restated Credit Agreement and the other Credit Documents (such a sale and assignment to be referred to herein as an "Assignment") pursuant to an assignment agreement in the form of Exhibit L (an "Assignment Agreement"), executed by each Assignee Bank and such assignor Bank (an "Assignor Bank") and delivered to Administrative Agent for its acceptance and recording in the Register; provided, however, that:

                           (i) Without the written consent of Borrower and Administrative Agent (which consent of Borrower and Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank which is not, immediately prior to such Assignment, a Bank hereunder or an affiliate which controls, is controlled by or is under common control with a Bank hereunder;

                           (ii) Without the written consent of Borrower and Administrative Agent (which consent of Borrower and Administrative Agent shall not be unreasonably withheld), no Bank may make any Assignment to any Assignee Bank unless, after giving effect to such Assignment (both before and after the Commitment Adjustment Date), (A) the Revolving Loan Commitment of the Assignee Bank is $5,000,000 or an integral multiple thereof and (B) the Revolving Loan Commitment of the Assignor Bank is either (1) $0, if the Assignor Bank has assigned its entire Revolving Loan Commitment, or (2) $5,000,000 or an integral multiple thereof, if the Assignor
                  Bank has assigned less than its entire Revolving Loan Commitment; and

                           (iii) No Bank may make any Assignment  which does not
                  assign and delegate an equal pro rata interest in such Bank's Revolving Loans, Revolving Loan Commitment and all other rights, duties and obligations of such Bank under this Restated Credit Agreement and the other Credit Documents.

         Upon such execution, delivery, acceptance and recording of each Assignment Agreement, from and after the Assignment Effective Date determined pursuant to such Assignment Agreement, (A) each Assignee Bank thereunder shall be a Bank hereunder with a Revolving Loan Commitment as set forth on Attachment 1 to such Assignment Agreement and shall have the rights, duties and obligations of such a Bank under this Restated Credit Agreement and the other Credit Documents, and (B) the Assignor Bank thereunder shall be a Bank with a Revolving Loan Commitment as set forth on Attachment 1 to such Assignment Agreement, or, if the Revolving Loan Commitment of the Assignor Bank has been reduced to $0, the Assignor Bank shall cease to be a Bank; provided, however, that any such Assignor Bank which ceases to be a Bank shall continue to be entitled to the benefits of any provision of this Restated Credit Agreement which by its terms survives the termination of this Restated Credit Agreement. Each Assignment Agreement shall be deemed to amend Schedule I to the extent, and only to the extent, necessary to reflect the addition of each Assignee Bank, the deletion of each Assignor Bank which reduces its Revolving Loan Commitment to $0, and the resulting adjustment of Revolving Loan Commitments arising from the purchase by each Assignee Bank of all or a portion of the rights and obligations of an Assignor Bank under this Restated Credit Agreement and the other Credit Documents. On or prior to the

         Assignment  Effective  Date  determined  pursuant  to  each  Assignment
         Agreement, Borrower, at Assignor Bank's expense, shall execute and deliver to Administrative Agent, in exchange for the surrendered Revolving Loan Note of the Assignor Bank thereunder, a new Revolving Loan Note to the order of each Assignee Bank thereunder (with each new Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment assumed by such Assignee Bank) and, if the Assignor Bank is continuing as a Bank hereunder, a new Revolving Loan Note to the order of the Assignor Bank (with the new Revolving Loan Note to be in an amount equal to the Revolving Loan Commitment retained by it). Each such new Revolving Loan Note shall be dated the Effective Date and otherwise be in the form of the Revolving Loan Note replaced thereby (provided that Borrower shall not be obligated to pay any additional interest to any Assignee Bank in respect of any principal payments made prior to the Effective Date of the Assignment to such Assignee Bank). The Revolving Loan Notes surrendered by the Assignor Bank shall be returned by Administrative Agent to Borrower marked "replaced". Each Assignee Bank which was not previously a Bank hereunder and which is not incorporated under the laws of the United States of America or a state thereof shall, within three (3) Business Days of becoming a Bank, deliver to Borrower and Administrative Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224 (or successor applicable form), as the case may be, certifying in each case that such Bank is entitled to receive payments under this Restated Credit Agreement without deduction or withholding of any United States federal income taxes.

                  (d) Register. Administrative Agent shall maintain at its address referred to in Paragraph 8.01 a copy of each Assignment
         Agreement delivered to it and a register (the "Register") for the recordation of the names and addresses of the Banks and the Revolving Loan Commitments of each Bank from time to time. The entries in the Register shall be conclusive in the absence of manifest error, and Borrower, Administrative Agent and the Banks may treat each Person whose name is recorded in the Register as the owner of the Revolving Loans recorded therein for all purposes of this Restated Credit Agreement. The Register shall be available for inspection by Borrower or any Bank at any reasonable time and from time to time upon reasonable prior notice.

                  (e) Registration. Upon its receipt of an Assignment Agreement executed by an Assignor Bank and an Assignee Bank (and, to the extent required by Subparagraph 8.05(c), by Borrower and Administrative Agent), together with payment to Administrative Agent by the Assignor Bank of a registration and processing fee of $2,500, Administrative Agent shall (i) promptly accept such Assignment Agreement and (ii) on the Effective Date of the Assignment determined pursuant thereto record the information contained therein in the Register and give notice of such acceptance and recordation to the Banks and Borrower. Administrative Agent may, from time to time at its election, prepare and deliver to the Banks and Borrower a revised Schedule I reflecting the names, addresses and respective Revolving Loan Commitments of all Banks then parties hereto.

                  (f) Collateral Security. Notwithstanding any other provision contained in this Restated Credit Agreement and any other Credit Document to the contrary, any Bank may assign all or any portion of the Revolving Loans held by it to any Federal Reserve

         Bank or the United States Treasury as collateral security, provided that any payment in respect of such assigned Revolving Loan made by Borrower to or for the account of the assigning or pledging Bank in accordance with the terms of this Restated Credit Agreement shall satisfy Borrower's obligations hereunder in respect of such assigned Revolving Loans to the extent of such payment. No such assignment shall release the assigning Bank from its obligations hereunder.

                  (g) Confidentiality. Administrative Agent and the Banks may disclose the Credit Documents and any financial or other information relating to Borrower or any Subsidiary to each other or to any Participant or Assignee Bank or potential Participant or Assignee Bank which is not a direct competitor of Borrower and which agrees in writing to maintain the confidentiality thereof in accordance with safe and sound banking practices.

         8.06.    Setoff; Security Interest.

                  (a) Setoff. In addition to any rights and remedies of the Banks provided by law, each Bank shall have the right without prior notice to Borrower, any such notice being expressly waived by Borrower to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against any Obligations of Borrower to such Bank which are then due and payable, any amount owing from such Bank to Borrower, at or at any time after, the happening of any of the above mentioned events, and as security for such Obligations, Borrower hereby grants to each Bank a continuing security interest in any and all deposits, accounts or moneys of Borrower then or thereafter maintained with such Bank, subject in each case to Subparagraph 2.08(b). The aforesaid right of set-off may be exercised by such Bank against Borrower or against any trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver or execution, judgment or attachment creditor of Borrower or against anyone else claiming through or against Borrower or such trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, receiver, or execution, judgment or attachment creditor, notwithstanding the fact that such right of set-off shall not have been exercised by such Bank prior to the occurrence of a Default or an Event of Default. Each Bank agrees promptly to notify Borrower after any such set-off and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such set-off and application.

                  (b) Security Interest. As security for the Obligations, Borrower hereby grants to each Bank, for the benefit of all Banks, a continuing security interest in any and all deposit accounts or moneys of Borrower now or hereafter maintained with such Bank. Each Bank shall have all of the rights of a secured party with respect to such security interest.

         8.07. No Third Party Rights. Nothing expressed in or to be implied from this Restated Credit Agreement is intended to give, or shall be construed to give, any Person, other than the parties hereto and their permitted successors and assigns hereunder, any benefit or legal or equitable right, remedy or claim under or by virtue of this Restated Credit Agreement or under or by virtue of any provision herein.

         8.08. Partial Invalidity. If at any time any provision of this Restated Credit Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Restated Credit Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

         8.09. Arbitration.

                  (a) This Paragraph 8.09 concerns the resolution of any controversies or claims between or among Borrower, any Bank and Administrative Agent, including but not limited to those that arise from:

                           (i) This Restated Credit Agreement or any other Credit Document;

                           (ii) Any violation of this Restated Credit  Agreement
                  or any other Credit Document; or

                           (iii) Any claims for damages resulting from any business conducted between Borrower and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                  (b) At the request of Borrower, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Restated Credit Agreement provides that it is governed by California law.

                  (c) Arbitration proceedings will be administered by the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco. Borrower, the Banks and Administrative Agent expressly agree that the arbitrator(s) (i) shall apply contract law and (ii) shall not be empowered to make any award which a California court is not empowered to make or any award for punitive damages.

                  (d) For purposes of the application of the statute of limitations, the filing of an arbitration pursuant to this paragraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this paragraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                  (e) If there is a dispute as to whether an issue is arbitrable, the arbitrators will have the authority to resolve any such dispute.

                  (f) The decision that results from an arbitration proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                  (g) The procedure described above will not apply if the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Borrower, each Bank and
         Administrative  Agent  must  consent  to  submission  of the  claim  or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                           (i) Borrower, the Banks and Administrative Agent will
                  designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                           (ii)  The   designated   referee  (or  the  panel  of
                  referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                           (iii) The  referee (or the  presiding  referee of the
                  panel) will be an active attorney or a retired judge; and

                           (iv) The award that  results from the decision of the
                  referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                  (h) This Paragraph 8.09 does not limit the right of Borrower, any Bank or Administrative Agent to:

                           (i) Exercise self-help remedies such as setoff;

                           (ii) Foreclose against or sell any real or personal property collateral; or

                           (iii) Take action in a court of law,  before,  during
                  or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                  (i) The pursuit of or a decision in an action for interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Borrower, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

         8.10. Jury Trial. EACH OF BORROWER, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS RESTATED CREDIT AGREEMENT OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO PARAGRAPH 8.09.

         8.11. Counterparts. This Restated Credit Agreement may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

SECTION IX.       EFFECTIVE DATE OF RESTATED CREDIT AGREEMENT.

         9.01. Effective Date. This Restated Credit Agreement shall become effective on a Business Day on or prior to November 12, 1998 as designated by Borrower in a written notice to Administrative Agent (the "Effective Date"), subject to receipt by Administrative Agent (a) at least three (3) Business days prior to the Effective Date of Borrower's written notice designating the Effective Date and (b) on or prior to the Effective Date, of each item listed in
Schedule 3.01, each in form and substance reasonably satisfactory to the Banks, and with sufficient copies for, Administrative Agent and each Bank.

         9.02. Loans Under Existing Credit Agreement. On the Effective Date, all loans outstanding under the Existing Credit Agreement shall be deemed to be Revolving Loans made by each of the Banks under this Restated Credit Agreement, and all accrued unpaid interest thereon shall begin to accrue interest at the rates set forth in this Restated Credit Agreement.

         9.03. Effect. On and after the Effective Date, this Restated Credit Agreement, the Borrower Security Agreement and the Borrower Pledge Agreement shall amend, restate in their entirety and replace, without novation, the Existing Credit Agreement, the Amended and Restated Security Agreement dated as of May 23, 1995 executed by Borrower in favor of Administrative Agent (the "Existing Borrower Security Agreement") and the Amended and Restated Pledge Agreement dated as of May 23, 1995 executed by Borrower in favor of Administrative Agent (the "Existing Borrower Pledge Agreement"), respectively; provided, however, that the execution and delivery of this Restated Credit Agreement, the Borrower Security Agreement and the Borrower Pledge Agreement and the other Credit Documents shall not (a) operate as a waiver of any right, power or remedy of the Banks under the Existing Credit Agreement, the Existing Security Agreement or the Existing Pledge Agreement, except to the extent expressly waived in this Restated Credit Agreement, the Borrower Security Agreement, the Borrower Pledge Agreement or the other Credit Documents, or (b) extinguish or impair any obligations of Borrower under the Existing Credit Agreement, the Existing Security Agreement or the Existing Pledge Agreement except to the extent any such obligation is actually satisfied by Borrower.


                      [The next page is the signature page]

         IN WITNESS WHEREOF, Borrower, the Banks and Administrative Agent have caused this Restated Credit Agreement to be executed as of the day and year first above written.

BORROWER:                                 BELL MICROPRODUCTS INC.


                                          By: /s/ Bruce M. Jaffe
                                              ----------------------------------
                                              Name:  Bruce M. Jaffe
                                              Title: Senior Vice President
                                                     and CFO


ADMINISTRATIVE AGENT:                     CALIFORNIA BANK & TRUST,
                                          As Administrative Agent


                                          By: /s/ Steve Bellicini
                                              ----------------------------------
                                              Name:  Steve Bellicini
                                              Title: Vice President


                                          By: /s/ F. Clark Warden
                                              ----------------------------------
                                              Name:  F. Clark Warden
                                              Title: Senior Vice President


BANKS:                                    CALIFORNIA BANK & TRUST,
                                          As a Bank


                                          By: /s/ F. Clark Warden
                                              ----------------------------------
                                              Name:  F. Clark Warden
                                              Title: Senior Vice President


                                          By: /s/ F. Clark Warden
                                              ----------------------------------
                                              Name:  F. Clark Warden
                                              Title: Senior Vice President

                                          UNION BANK OF CALIFORNIA, N.A.


                                          By: /s/ Lebbeus S. Case, Jr.
                                              ----------------------------------
                                              Name:  Lebbeus S. Case, Jr.
                                              Title: Vice President


                                          SANWA BANK CALIFORNIA,
                                          As a Bank


                                          By: /s/ Clifford M. Wallace
                                              ----------------------------------
                                              Name:  Clifford M. Wallace
                                              Title: Vice President


                                          COMERICA BANK-CALIFORNIA,
                                          As a Bank


                                          By: /s/ Scott T. Smith
                                              ----------------------------------
                                              Name:  Scott T. Smith
                                              Title: Vice President


                                          U.S. BANK NATIONAL ASSOCIATION,
                                          As a Bank


                                          By: /s/ David T. Marron
                                              ----------------------------------
                                              Name:  David T. Marron
                                              Title: Vice President


                                          By: __________________________________
                                              Name:
                                              Title:

                                   SCHEDULE I

                                      BANKS


                                                                       Revolving
                                                                         Loan
          Bank                                                        Commitment
          ----                                                        ----------
CALIFORNIA BANK & TRUST                                              $30,000,000


Applicable Lending Office:

320 California Street, Suite 600
San Francisco, CA 94104


Address for Notices:

320 California Street, Suite 600
San Francisco, CA 94104
Attn:  Relationship Manager
       Bell Microproducts
Telephone: (415) 445-8725
Facsimile: (415) 296-9617



UNION BANK OF CALIFORNIA, N.A.                                       $30,000,000


Applicable Lending Office:

99 Almaden Boulevard, 2nd Floor
San Jose, CA  95133


Address for Notices:

99 Almaden Boulevard, 2nd Floor
San Jose, CA  95133
Attn:  Frank B. Gwynn
Telephone: (408) 279-7738
Facsimile: (408) 280-7163

COMERICA BANK - CALIFORNIA                                           $30,000,000


Applicable Lending Office:

California Corporate Banking
155 Grand Avenue, Suite 402
Oakland, CA 94612


Address for Notices:

California Corporate Banking
155 Grand Avenue, Suite 402
Oakland, CA 94612
Attn:  Scott Smith
Telephone: (510) 645-2202
Facsimile: (510) 645-2220



SANWA BANK CALIFORNIA                                                $20,000,000


Applicable Lending Office:

San Jose CBC
220 Almaden Boulevard
San Jose, CA  95113-2003


Address for Notices:

220 Almaden Boulevard
San Jose, CA  95113-2003
Attn:  Clifford M. Wallace
Telephone: (408) 297-6500
Facsimile: (408) 292-4092

U.S. BANK NATIONAL ASSOCIATION                                       $20,000,000


Applicable Lending Office:

U.S. Bank National Association
Corporate Banking Center
2890 North Main Street
Walnut Creek, CA  94596


Address for Notices:

U.S. Bank National Association
California Corporate Banking
2890 North Main Street
Walnut Creek, CA  94596
Attn:  David Marron
Telephone: (925) 942-9489
Facsimile: (925) 945-6919

                                   SCHEDULE II

                                  PRICING GRID


                                     LEVEL 1           LEVEL 2           LEVEL 3
                                     PERIOD            PERIOD            PERIOD

APPLICABLE MARGINS:                  1.45%              1.65%             1.85%


                                   EXPLANATION

1. The Applicable Margin for each Revolving LIBOR Loan will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period or a Level 3 Period.

2. The first Pricing Period, which commences on the Effective Date and ends on February 28, 1999, will be a Level 3 Period.

3. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period or a Level 3 Period depending upon Borrower's Leverage Ratio (as calculated pursuant to the definition of "Leverage Ratio" set forth in
         Schedule 1.01) for the most recent fiscal quarter period ending prior to the first day of such Pricing Period as follows:

         (a) If, during any Pricing Period, Borrower's Leverage Ratio is less than 2.00 to 1.00, Borrower's pricing will be a Level 1 Period.

         (b) If, during any Pricing Period, Borrower's Leverage Ratio is greater than or equal to 2.00 to 1.00 but less than or equal to 2.50 to 1.00, Borrower's pricing will be a Level 2 Period.

         (c) If, during any Pricing Period, Borrower's Leverage Ratio is greater than 2.50 to 1.00, Borrower's pricing will be a Level 3 Period.

                                  SCHEDULE 1.01

                                   DEFINITIONS

         "Adjusted Net Income" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                  (a) The net income or net loss of such Person and its Subsidiaries for such period before provision for income taxes or interest;

                                      minus

                  (b) The sum of (i) all extraordinary and non-recurring income of such Person and its Subsidiaries accruing during such period (to the extent added in calculating net income or loss in clause (a) above) and
         (ii) all dividends paid or declared by such Person and its Subsidiaries during such period (except for dividends paid or payable to such Person or any of its wholly-owned Subsidiaries).

         "Adjusted Total Liabilities" shall mean, with respect to any Person for any period, the sum of the following:

                  (a) The total liabilities of such Person and its Subsidiaries (determined on a consolidated basis in accordance with GAAP);

                                      plus

                  (b) To the  extent  not  included  in clause  (a)  above,  all liabilities of such Person and its Subsidiaries under or with respect to (i) Synthetic Leases and (ii) letters of credit, banker's acceptances or other similar facilities.

         "Administrative Agent" shall have the meaning given to that term in clause (3) of the introductory paragraph hereof.

         "Affiliate" shall mean, with respect to any Person, (a) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5%) or more of any class of Equity Securities of such Person, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person or (c) each of such Person's employees, officers, directors, joint venturers and partners; provided, however, that in no case shall Administrative Agent or any Bank be deemed to be an Affiliate of Borrower or any of its Subsidiaries for purposes of this Restated Credit Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agent's Fee Letter" shall mean the letter agreement dated as of the date hereof among Borrower, Administrative Agent and the co-agents.

         "Almo" shall mean Almo corporation, a Pennsylvania corporation.

                                     1.01-1

         "Almo Warrant" shall mean, collectively, the warrants issued by Borrower to Almo in connection with Borrower's acquisition of substantially all of the assets of Almo's computer products division entitling Almo or any subsequent holder thereof to convert such warrants into no more than 350,000 shares of Equity Securities issued by Borrower.

          "Applicable Lending Office" shall mean, with respect to any Bank, (a) initially, its office designated as such in Schedule I (or, in the case of any Bank which becomes a Bank by an Assignment pursuant to Subparagraph 8.05(c), its office designated as such in the applicable Assignment Agreement) and (b) subsequently, such other office or offices of such Bank may designate to Administrative Agent as the office at which such Bank's Revolving Loans will thereafter be maintained and for the account of which all payments of principal of, and interest on, such Bank's Revolving Loans will thereafter be made.

         "Applicable Margin" shall mean, with respect to any Revolving LIBOR Loan at any time, the per annum margin which is determined pursuant to the Pricing Grid and added to the LIBO Rate for such Revolving LIBOR Loan. The Applicable Margins shall be determined as provided in the Pricing Grid and may change for each Pricing Period.

         "Assignee   Bank"  shall  have  the  meaning  given  to  that  term  in
Subparagraph 8.05(c).

         "Assignment" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Agreement" shall have the meaning given to that term in Subparagraph 8.05(c).

         "Assignment Effective Date" shall have, with respect to each Assignment Agreement, the meaning set forth therein.

         "Assignor   Bank"  shall  have  the  meaning  given  to  that  term  in
Subparagraph 8.05(c).

         "Banks" shall have the meaning given to that term in clause (2) of the introductory paragraph hereof.

         "Bell Canada" shall mean Bell Microproducts Canada Inc., a California corporation and a wholly-owned Subsidiary of Borrower.

         "Bell Canada Guaranty" shall have the meaning given to that term in Subparagraph 2.12(a).

         "Bell Canada Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.12(b).

         "Bell-Tenex" shall mean Bell Microproducts Canada-Tenex Data ULC, a Nova Scotia, Canada unlimited liability company and a wholly-owned Subsidiary of Bell Canada.

         "Bell-Tenex Canadian Security Documents" shall have the meaning given to that term in Subparagraph 2.12(b).

                                     1.01-2

         "Bell-Tenex Guaranty" shall have the meaning given to that term in Subparagraph 2.12(b).

         "Bell-Tenex Security Agreement" shall have the meaning given to that term in Subparagraph 2.12(b).

         "Borrower" shall have the meaning given to that term in clause (1) of the introductory paragraph hereof.

         "Borrower Pledge Agreement" shall have the meaning given to that term in Subparagraph 2.12(a).

         "Borrower Security Agreement" shall have the meaning given to that term in Subparagraph 2.12(a).

         "Borrowing Base" shall have the meaning given to that term in Subparagraph 2.02(a).

         "Borrowing Base Certificate" shall have the meaning given to that term in Subparagraph 5.01(a).

         "Business Day" shall mean any day on which (a) commercial banks are not authorized or required to close in San Francisco, California or New York, New York and (b) if such Business Day is related to a Revolving LIBOR Loan, dealings in Dollar deposits are carried out in the London interbank market.

         "Capital Adequacy Requirement" shall have the meaning given to that term in Subparagraph 2.09(d).

         "Capital Asset" shall mean, with respect to any Person, tangible property owned or leased (in the case of a Capital Lease) by such Person, or any expense incurred by any Person that is required by GAAP to be reported as an asset on such Person's balance sheet.

         "Capital Event" shall mean the sale or issuance by Borrower of Borrower's Equity Securities or Subordinated Indebtedness in one transaction or a series of related transaction (other than in connection with the conversion of the Almo Warrant or any stock option or similar plan of Borrower created in the normal course of Borrower's business).

         "Capital Expenditures" shall mean, with respect to any Person and any period, all amounts expended and Indebtedness incurred or assumed by such Person during such period for the acquisition of real property and other Capital Assets (including amounts expended and Indebtedness incurred or assumed in connection with Capital Leases).

         "Capital Leases" shall mean any and all lease obligations that, in accordance with GAAP, are required to be capitalized on the books of a lessee.

         "CB&T" shall have the meaning given to that term in Recital A.

         "Change of Law" shall have the meaning given to that term in Subparagraph 2.09(b).

                                     1.01-3

         "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

         "Collateral" shall mean all property in which Administrative Agent or any Bank has a Lien to secure the Obligations.

         "Contractual Obligation" of any Person shall mean, any indenture, note, security, deed of trust, mortgage, security agreement, lease, guaranty, instrument, contract, agreement or other form of obligation to which such Person is a party or by which such Person or any of its property is bound.

         "Credit Documents" shall mean and include this Restated Credit Agreement, the Revolving Loan Notes, the Security Documents, all amendments hereof and thereof, all waivers and consents hereunder and thereunder and all other documents, instruments and agreements delivered by Borrower or any of its Subsidiaries to Administrative Agent or any Bank in connection with this Restated Credit Agreement.

         "Credit Event" shall mean the making of any Revolving Loan, the conversion of any Revolving Loan from one Type of Revolving Loan to another Type or the selection of a new Interest Period for any Revolving LIBOR Loan.

         "Default" shall mean any event or circumstance not yet constituting an Event of Default which with the giving of any notice or the lapse of any period of time or both, would become an Event of Default.

         "Dollars" and "$" shall mean the lawful currency of the United States of America and, in relation to any payment under this Restated Credit Agreement, same day or immediately available funds.

         "EBITDA" shall mean, with respect to any Person for any period, the sum of the following, determined on a consolidated basis in accordance with GAAP where applicable:

                  (a) The net income or net loss of such Person and its Subsidiaries for such period before provision for income taxes;

                                      plus

                  (b) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of (i) all Interest Expenses of such Person and its Subsidiaries accruing during such period and (ii) all depreciation and amortization of such Person and its Subsidiaries accruing during such period.

         "Effective Date" shall have the meaning given to that term in Paragraph 9.01.

         "Eligible Accounts" shall mean, with respect to Borrower and, after the Tenex Data Acquisition and the delivery to Administrative Agent of each of the items listed on Schedule 5.01(j), Bell-Tenex, the aggregate net amount of all accounts (as defined in the California Uniform Commercial Code) of Borrower and Bell-Tenex, except, to the extent not already deducted, the following:

                                     1.01-4

                  (a) Any account which does not arise from the sale or lease of goods or services rendered to the account debtor thereon in the ordinary course of Borrower's or the Canadian Subsidiaries' business, or which arises from a sale, lease or service which has not been fully performed by Borrower or Bell-Tenex;

                  (b) Any account or portion thereof to the extent the same is subject to any right of discount, credit, allowance, rescission, setoff, claim or defense or which is otherwise not valid and enforceable against the account debtor thereon;

                  (c) Any account which is not subject to a first priority perfected security interest in favor of Administrative Agent for the benefit of Administrative Agent and the Banks;

                  (d) Any account which is not owned by Borrower or Bell-Tenex free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                  (e) Any account which is unpaid more than ninety (90) days after the invoice date therefor;

                  (f) Any account arising from a consignment by Borrower or Bell-Tenex as consignee or a COD shipment;

                  (g) Any account payable by (i) the United States government or any department, agency or other subdivision thereof (except to the extent Borrower complies with the Federal Assignment of Claims Act of 1940, as amended), (ii) a Person located in any jurisdiction outside the United States or Canada, except to the extent secured by a letter of credit acceptable to Administrative Agent, or (iii) an Affiliate of Borrower;

                  (h) Any account  payable by an account debtor (i) which is the subject of any bankruptcy, insolvency, liquidation or similar proceeding, (ii) which has made an assignment for the benefit of its creditors, (iii) for which a receiver has been appointed or (iv) which has admitted in writing its inability to pay its debts as such debts become due;

                  (i) All accounts payable by an account debtor which has failed to pay twenty percent (20%) or more of its total accounts payable owed to Borrower and/or Bell-Tenex within ninety (90) days of their invoice date; and

                  (j) Any other account which Administrative Agent reasonably determines is unlikely to be paid in full within ninety (90) days after the invoice date.

         (As used in clauses (a)-(j) of this definition, the term "account" when used in the singular form shall mean an account arising from a single invoice.)

         "Eligible Inventory" shall mean, with respect to Borrower and, after the Tenex Data Acquisition and the delivery to Administrative Agent of each of the items listed on Schedule 5.01(j), Bell-Tenex, the net book value of all inventory (as defined in the California Uniform Commercial Code) of Borrower and Bell-Tenex, except the following:

                                     1.01-5

                  (a) Any inventory which is not held by or on behalf of Borrower or Bell-Tenex for sale or lease in the ordinary course of its business;

                  (b)      Any inventory consisting of work-in-process;

                  (c) Any inventory which is not subject to a first priority perfected security interest in favor of Administrative Agent for the benefit of Administrative Agent and the Banks;

                  (d) Any inventory located in any jurisdiction other than the United States or Canada (excluding the provinces of Newfoundland, Nova Scotia, Prince Edward Island, New Brunswick, Manitoba, Saskatchewan, Alberta and Yukon Territory);

                  (e) Any inventory which is not owned by Borrower or Bell-Tenex free and clear of all Liens, rights and interests of all other Persons except for Permitted Liens;

                  (f) Any inventory which is obsolete, unsalable or damaged;

                  (g) Any inventory which has been consigned by Borrower or Bell-Tenex (except for such inventory on consignment approved from time to time by Administrative Agent);

                  (h) The portion of any inventory shown on the books of Borrower or Bell-Tenex representing any purchase price discount earned by Borrower or Bell-Tenex; and

                  (i) Any other inventory which Administrative Agent reasonably determines is unlikely to be sold at or above its net book value.

         "Employee Benefit Plan" shall mean any employee benefit plan within the meaning of section 3(3) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

         "Environmental Laws" means all Requirements of Law relating to the protection of human health or the environment, including, without limitation,
(a) all Requirements of Law, pertaining to reporting, licensing, permitting, investigation, and remediation of emissions, discharges, releases, or threatened releases of hazardous materials, chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials or wastes whether solid, liquid, or gaseous in nature, into the air, surface water, groundwater, or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of chemical substances, pollutants, contaminants, or hazardous or toxic substances, materials, or wastes, whether solid, liquid, or gaseous in nature; and (b) all Requirements of Law pertaining to the protection of the health and safety of employees or the public.

         "Equity Securities" of any Person shall mean (a) all common stock, preferred stock, participations, shares, partnership interests or other equity interests in and of such Person (regardless of how designated and whether or not voting or non-voting) and (b) all warrants, options and other rights to acquire any of the foregoing.

                                     1.01-6

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as the same may from time to time be amended or supplemented, including any rules or regulations issued in connection therewith.

         "ERISA Affiliate" shall mean any Person which is treated as a single employer with Borrower under Section 414 of the Code.

         "Event of Default" shall have the meaning given to that term in Paragraph 6.01.

         "Excluded Collateral" shall have the meaning given to that term in the Borrower Security Agreement.

         "Existing Borrower Pledge Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Existing Borrower Security Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Existing Credit Agreement" shall have the meaning given to that term in Recital A.

         "Federal Funds Rate" shall mean, for any day, the weighted average of the per annum rates on overnight Federal funds transactions with member banks of the Federal Reserve System arranged by Federal funds brokers as published by the Federal Reserve Bank of New York for such day, (or, if such rate is not so published for any day, the average rate quoted to Administrative Agent on such day by three (3) Federal funds brokers of recognized standing selected by Administrative Agent).

         "Federal Reserve Board" shall mean the Board of Governors of the Federal Reserve System.

         "Fee on Increased Commitment" shall have the meaning given to that term in Subparagraph 2.03(c).

         "Financial Statements" shall mean, with respect to any accounting period for any Person, statements of income and of changes in cash flow of such Person for such period, and balance sheets of such Person as of the end of such period, setting forth in each case in comparative form figures for the corresponding period in the preceding fiscal year if such period is less than a full fiscal year or, if such period is a full fiscal year, corresponding figures from the preceding annual audit, all prepared in reasonable detail and in accordance with GAAP.

         "GAAP" shall mean generally accepted accounting principles and practices as in effect in the United States of America from time to time, consistently applied, provided, however, that with respect to Borrower, the definition of "current liabilities" as set forth in GAAP shall include the Obligations.

         "Governmental Authority" shall mean any domestic or foreign national, state or local government, any political subdivision thereof, any department, agency, authority or bureau of any of the foregoing, or any other entity
exercising  executive,  legislative,   judicial,  regulatory  or

                                     1.01-7
administrative functions of or pertaining to government, including, without limitation, the Federal Deposit Insurance Corporation, the Federal Reserve
Board, the Comptroller of the Currency, any central bank or any comparable authority.

         "Governmental Charges" shall mean all levies, assessments, fees, claims or other charges imposed by any Governmental Authority upon or relating to (i) Borrower or any of its Subsidiaries, (ii) the Revolving Loans, (iii) employees, payroll, income or gross receipts of Borrower or any of its Subsidiaries, (iv) the ownership or use of any of its assets by Borrower or any of its Subsidiaries or (v) any other aspect of the business of Borrower or any of its Subsidiaries.

         "Governmental Rule" shall mean any law, rule, regulation, ordinance, order, code interpretation, judgment, decree, directive, guidelines, policy or similar form of decision of any Governmental Authority.

         "Guaranty" shall mean, collectively, the Bell Canada Guaranty and the Bell-Tenex Guaranty.

         "Indebtedness" of any Person shall mean and include (a) all items of indebtedness and liabilities which, in accordance with GAAP, would be included in determining liabilities that are shown on the liability side of the balance sheet of such Person, (b) all indebtedness and liabilities of other Persons assumed or guaranteed by such Person or in respect of which such Person is secondarily or contingently liable whether by any agreement to acquire indebtedness and liabilities or to supply or advance funds or otherwise, and (c) all indebtedness and liabilities of other Persons secured by any Lien in any property of such Person (including without limitation Capital Leases).

         "Indemnitees" shall have the meaning given to that term in Paragraph 8.03.

         "Interest Account" shall have the meaning given to that term in Subparagraph 2.06(b).

         "Interest Coverage Ratio" shall mean, with respect to any Person for any period, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the sum of the Adjusted Net Income and Interest Expenses of such Person and its Subsidiaries for such period to (b) the Interest Expenses of such Person and its Subsidiaries for such period.

         "Interest Expenses" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of
(a) all interest expenses of such Person and its Subsidiaries during such period (including, without limitation, (i) the amortization of debt discounts, (ii) the amortization of all fees payable in connection with the incurrence of Indebtedness to the extent included in interest expense and (iii) the portion of any Capitalized Lease Obligations allocable to interest expense and financing charges attributable to Synthetic Leases whether calculated as interest expense or rental expense) plus (b) all letter of credit fees payable by such Person accruing during such period.

         "Interest Period" shall mean, with respect to any Revolving LIBOR Loan, the time periods selected by Borrower pursuant to Subparagraph 2.01(b) or Subparagraph 2.01(d) which commences on the first day of such Revolving Loan or the effective date of any conversion and

                                     1.01-8
ends on the last day of such time period, and thereafter, each subsequent time period selected by Borrower pursuant to Subparagraph 2.01(e) which commences on the last day of the immediately preceding time period and ends on the last day of that time period.

         "Investment" of any Person shall mean any loan or advance of funds by such Person to any other Person (other than advances to employees of such Person for moving and travel expense, drawing accounts and similar expenditures in the ordinary course of business), any purchase or other acquisition of any Equity Securities or Indebtedness of any other Person, any capital contribution by such Person to or any other investment by such Person in any other Person (including, without limitation, any Indebtedness incurred by such Person of the type described in clauses (b) and (c) of the definition of "Indebtedness" on behalf of any other Person); provided, however, that Investments shall not include accounts receivable or other indebtedness owed by customers of such Person which are current assets and arose from sales in the ordinary course of such Person's business.

         "Leverage Ratio" shall mean, with respect to any Person at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the Adjusted Total Liabilities of such Person and its Subsidiaries at such time to (b) the Tangible Net Worth of such Person and its Subsidiaries at such time.

         "LIBO Rate" shall mean, with respect to any Interest Period for the Revolving LIBOR Loans in any Revolving Loan Borrowing consisting of Revolving LIBOR Loans, a rate per annum equal to the quotient of (a) the rate per annum at which Dollar deposits are offered to CB&T in the London interbank eurodollar currency market on the second Business Day prior to the commencement of such Interest Period at or about 11:00 A.M. (London time) (for delivery on the first day of such Interest Period) for a term comparable to such Interest Period and in an amount approximately equal to the amount of the Revolving Loan to be made by CB&T as part of such Revolving Loan Borrowing, divided by (b) one minus the Reserve Requirement for such Revolving Loans in effect from time to time. The LIBO Rate applicable to any Revolving Loan for any Interest Period shall be automatically adjusted during such Interest Period to reflect any change in the applicable Reserve Requirement.

         "Lien" shall mean, with respect to any property, any security interest, mortgage, pledge, lien, claim, charge or other encumbrance in, of, or on such property or the income therefrom, including, without limitation, the interest of a vendor or lessor under a conditional sale agreement, Capital Lease or other title retention agreement, or any agreement to provide any of the foregoing, and the filing of any financing statement or similar instrument under the Uniform Commercial Code or comparable law of any jurisdiction.

         "Margin Stock" shall have the meaning given to that term in Regulation U issued by the Federal Reserve Board, as amended from time to time, and any successor regulation thereto.

         "Material Adverse Effect" shall mean a material adverse effect on (a) the business, assets, operations, prospects or financial or other condition of Borrower or any of its Subsidiaries; (b) the ability of Borrower or any of its Subsidiaries to pay or perform the Obligations in accordance with the terms of this Restated Credit Agreement and the other Credit Documents; (c) the rights and remedies of Administrative Agent or any Bank under this Restated Credit Agreement, the

                                     1.01-9
other Credit Documents or any related document, instrument or agreement or (d) the value of the Collateral, Administrative Agent's or Banks' security interests in the Collateral or the perfection or priority of such security interests.

         "maturity" shall mean, with respect to any Revolving Loan, interest, fees or other amount payable by Borrower under this Restated Credit Agreement or the other Credit Documents, the date such Revolving Loan, interest, fee or other amount becomes due, whether upon the stated maturity or due date, upon acceleration or otherwise.

         "Multiemployer Plan" shall mean any multiemployer plan within the meaning of section 3(37) of ERISA maintained or contributed to by Borrower or any ERISA Affiliate.

         "Net Income After Tax" shall mean, with respect to any Person for any period, the net income or net loss of such Person and its Subsidiaries for such period (after provision for income taxes), determined on a consolidated basis in accordance with GAAP.

         "Net Operating Income" shall mean, with respect to any Person for any period, the sum, determined on a consolidated basis in accordance with GAAP, of the following:

                  (c) The net income or net loss of such Person and its Subsidiaries for such period (before provision for income taxes);

                                      plus

                  (d) The sum (to the extent deducted in calculating net income or loss in clause (a) above) of all extraordinary and non-recurring expenses of such Person and its Subsidiaries accruing during such period;

                                      minus

                  (e) The sum (to the extent added in calculating net income or loss in clause (a) above) of all extraordinary and non-recurring income of such Person and its Subsidiaries accruing during such period.

         "Net Proceeds" shall mean with respect to the sale or issuance of any Indebtedness, any Equity Security or any other security by any Person, the aggregate consideration received by such Person from such sale or issuance less the sum of the actual amount of the reasonable fees and commissions payable to Persons other than such Person or any Affiliate of such Person, the reasonable legal and other professional expenses and the other reasonable expenses directly related to such sale or issuance that are to be paid by such Person.

         "Notice of Revolving Loan Borrowing" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Notice of Revolving Loan Conversion" shall have the meaning given to that term in Subparagraph 2.01(d).

                                    1.01-10

         "Notice of Revolving Loan Interest Period Selection" shall have the meaning given to that term in Subparagraph 2.01(e).

         "Obligations" shall mean and include, with respect to Borrower, all loans, advances, debts, liabilities, and obligations, howsoever arising, owed by Borrower to Administrative Agent or the Banks of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of this Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower hereunder or thereunder.

         "Participant" shall have the meaning given to that term in Subparagraph 8.05(b).

         "PBGC" shall mean the Pension Benefit Guaranty Corporation, or any successor thereto.

         "Permitted Dividend" shall mean and include:

                  (a) Dividends payable solely in the common stock of Borrower;

                  (b) Dividends payable by any wholly-owned Subsidiary solely to Borrower; and

                  (c) Repurchases of employee stock pursuant to repurchase agreements.

         "Permitted Indebtedness" shall mean and include:

                  (d)  Indebtedness  to   subcontractors   and  trade  creditors
         incurred in the ordinary course of business;

                  (e) Indebtedness of Borrower to the Banks and Administrative Agent under this Restated Credit Agreement and the other Credit Documents;

                  (f) Unsecured Indebtedness of Borrower, provided that (A) the Obligations shall at all times rank senior in right of payment with such unsecured Indebtedness, (B) such unsecured Indebtedness does not contain material provisions that are more restrictive to Borrower and its Subsidiaries than the material provisions contained in this Restated Credit Agreement, (C) no principal payable in connection with such unsecured Indebtedness is scheduled for payment on or prior to the Maturity Date, and (D) such unsecured Indebtedness is otherwise acceptable to the Banks in their sole discretion;

                  (g) Purchase money Indebtedness incurred to acquire a Capital Asset provided that (i) such Indebtedness does not exceed the purchase price of such Capital Asset, (ii) such Indebtedness is incurred not later than thirty (30) days after the acquisition of such asset and
         (iii) the sum of all payments due on such purchase money Indebtedness and Capital Leases and operating leases referred to in the following clause (e) shall not exceed in the aggregate $500,000 in any fiscal year;

                                    1.01-11

                  (h) Indebtedness under Capital Leases and operating leases provided that the sum of all payments due on such Capital Leases and operating leases and purchase money Indebtedness referred to in the preceding clause (d) shall not exceed in the aggregate $500,000 in any fiscal year;

                  (i) Indebtedness of any wholly-owned Subsidiary of Borrower to Borrower arising from the extension by Borrower to such Subsidiary of working capital financing in the ordinary course of Borrower's and such Subsidiary's businesses, provided that, to the extent requested by Administrative Agent, such Subsidiary has taken all steps necessary to grant to Borrower and perfect security interests in the assets of such Subsidiary as security for such Indebtedness;

                  (j) Indebtedness arising from the endorsement of instruments in the ordinary course of business;

                  (k) Indebtedness of Borrower and its Subsidiaries to any Bank under Rate Contracts, provided, that (A) all such arrangements are entered into in connection with bona fide hedging operations and not for speculation and (B) the aggregate net amount owed by Borrower and its Subsidiaries under, on account of or otherwise in connection with such Rate Contracts does not exceed $50,000,000 (marked to market) at any time; and

                  (l) Other Indebtedness not exceeding $100,000 at any time.

         "Permitted Investments" shall mean and include:

                  (m) Deposits with commercial banks organized under the laws of the United States or a state thereof to the extent such deposits are fully insured by the Federal Deposit Insurance Corporation;

                  (n) Investments in marketable obligations issued or fully guaranteed by the United States and maturing not more than ninety (90) days from the date of issuance;

                  (o) Investments (including debt obligations) received in connection with the bankruptcy or reorganization of customers or suppliers and in settlement of delinquent obligations of, and other disputes with, customers or suppliers;

                  (p)  Investments   arising  under  Rate  Contracts   otherwise
         permitted pursuant to clause (h) of the definition of "Permitted Indebtedness"; and

                  (q) Investments not otherwise permitted hereby not exceeding in the aggregate $50,000 at any time outstanding.

         "Permitted Liens" shall mean and include:

                  (r) Liens for taxes or other  governmental  charges not at the
         time  delinquent  or  thereafter   payable  without  penalty  or  being
         contested in good faith,  provided  provision is

                                    1.01-12
         made to the reasonable satisfaction of Administrative Agent for the eventual payment thereof if subsequently found payable;

                  (s) Liens of carriers, warehousemen, mechanics, materialmen, vendors, and landlords incurred in the ordinary course of business for sums not overdue or being contested in good faith, provided provision is made to the reasonable satisfaction of Administrative Agent for the eventual payment thereof if subsequently found payable;

                  (t) Deposits under workers' compensation, unemployment insurance and social security laws or to secure the performance of bids, tenders, contracts (other than for the repayment of borrowed money) or leases, or to secure statutory obligations of surety or appeal bonds or to secure indemnity, performance or other similar bonds in the ordinary course of business;

                  (u) Liens arising out of a judgment or award not exceeding $100,000 (exclusive of any amounts covered by insurance issued by a Person not an Affiliate of Borrower) with respect to which an appeal is being prosecuted, a stay of execution pending appeal having been secured;

                  (v) Liens securing purchase money indebtedness if such indebtedness is Permitted Indebtedness pursuant to clause (d) of the definition thereof and such Liens do not extend to property other than the property financed with such indebtedness;

                  (w) Liens securing obligations under a Capital Lease if such lease is Permitted Indebtedness pursuant to clause (e) of the definition thereof and such Liens do not extend to property other than the property leased under such Capital Lease;

                  (x) Liens in favor of Administrative Agent to secure the Obligations;

                  (y) Leases, subleases, licenses and sublicenses granted to Borrower the granting of which is not prohibited pursuant to the definition of Permitted Indebtedness;

                  (z) Liens in favor of customs and revenue authorities which secure payment of duties in connection with the importation of goods;

                  (aa) Liens existing on property acquired by Borrower or any of its Subsidiaries at the time of such acquisition (including Liens on the assets of any Person at the time such Person becomes a Subsidiary of Borrower), unless such Liens were created in contemplation of such acquisition;

                  (bb) Liens on insurance policies and the proceeds thereof incurred solely to secure the financing of premiums owing with respect thereto;

                  (cc) Liens in favor of Borrower; and

                  (dd) Such minor defects, irregularities, encumbrances, easements, rights of way, and clouds on title as normally exist on similar properties which do not, individually or in the aggregate, materially impair the property affected thereby or the use thereof.

                                    1.01-13

         "Person" shall mean and include an individual, a partnership, a corporation (including a business trust), a joint stock company, an unincorporated association, a limited liability company, a joint venture, a trust or other entity or a Governmental Authority.

         "Pricing Grid" shall mean Schedule II.

         "Pricing Period" shall mean (a) the period commencing on the Effective Date and ending on February 28, 1999, (b) the period commencing on March 1, 1999 and ending on May 31, 1999, and (c) each consecutive three-calendar month period thereafter which commences on the day following the last day of the immediately preceding three-calendar month period and ends on the last day of that time period as follows:

                  (i) December 1st through February 28th or February 29th (as applicable);

                  (ii)     March 1st through May 31st;

                  (iii)    June 1st through August 31st; and

                  (iv)     September 1st through November 30th.

         "Prime Rate" shall mean the per annum rate publicly announced by CB&T from time to time at its head office as its prime rate. The Prime Rate is determined by CB&T from time to time as a means of pricing credit extensions to some customers and is neither directly tied to any external rate of interest or index nor necessarily the lowest rate of interest charged by CB&T at any given time for any particular class of customers or credit extensions.

         "Proportionate Share" shall mean, with respect to any Bank at any time, a fraction (expressed as a percentage), the numerator of which is such Bank's Revolving Loan Commitment at such time and the denominator of which is the Total Revolving Loan Commitment at such time.

         "Quick Ratio" shall mean, with respect to any Person at any time, the ratio, determined on a consolidated basis in accordance with GAAP, of (a) the cash and trade accounts receivable of such Person and its Subsidiaries at such time to (b) the current liabilities of such Person and its Subsidiaries at such time.

         "Rate Contracts" shall mean swap agreements (as that term is defined in
Section 101 of the Federal Bankruptcy Reform Act of 1978, as amended) and any other agreements or arrangements designed to provide protection against fluctuations in interest or currency exchange rates.

         "Reportable Event" shall have the meaning given to that term in ERISA and applicable regulations thereunder.

         "Required Banks" shall mean (a) at any time Revolving Loans are outstanding, Banks holding sixty-six and two-thirds percent (66 2/3%) or more of the aggregate principal amount of such Revolving Loans and (b) at any time no Revolving Loans are outstanding, Banks whose Proportionate Shares equal or exceed sixty-six and two-thirds percent (66 2/3%).

                                    1.01-14

         "Requirement of Law" applicable to any Person shall mean (a) the Articles or Certificate of Incorporation and By-laws, Partnership Agreement or other organizational or governing documents of such Person, (b) any Governmental Rule applicable to such Person, (c) any license, permit, approval or other authorization granted by any Governmental Authority to or for the benefit of such Person and (d) any judgment, decision or determination of any Governmental Authority or arbitrator, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

         "Reserve Requirement" shall mean, with respect to any day in an Interest Period for a Revolving LIBOR Loan, the aggregate of the reserve requirement rates (expressed as a decimal) in effect on such day for eurocurrency funding (currently referred to as "Eurocurrency liabilities" in Regulation D of the Federal Reserve Board) required to be maintained by a member bank of the Federal Reserve System. As used herein, the term "reserve requirement" shall include, without limitation, any basic, supplemental or emergency reserve requirements imposed on Bank by any Governmental Authority.

         "Restated Credit Agreement" shall have the meaning given to that term in the introductory paragraph hereof.

         "Restated Borrower Pledge Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Restated Borrower Security Agreement" shall have the meaning given to that term in Paragraph 9.03.

         "Revolving LIBOR Loan" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Revolving Loan" shall have the meaning given to that term in Subparagraph 2.01(a).

         "Revolving  Loan   Borrowing"   shall  mean  a  borrowing  by  Borrower
consisting of a Revolving Loan made by each Bank on the same date and of the same Type pursuant to a single Notice of Revolving Loan Borrowing.

         "Revolving Loan Commitment" shall mean, with respect to any Bank at any time, such Bank's Initial Revolving Loan Commitment at such time or, if the conditions to the increase in the Revolving Loan Commitments set forth in
Section III are satisfied on the Commitment Adjustment Date, such Bank's Increased Revolving Loan Commitment at such time if such time is after the Commitment Adjustment Date.

         "Revolving Loan Commitment Fees" shall have the meaning given to that term in Subparagraph 2.03(b).

         "Revolving Loan Maturity Date" shall have the meaning given to that term in Subparagraph 2.01(a).

         "Revolving Loan Note" shall have the meaning given to that term in Subparagraph 2.06(a).

                                    1.01-15

         "Revolving Prime Rate Loan" shall have the meaning given to that term in Subparagraph 2.01(b).

         "Security Documents" shall mean and include (i) prior to the Tenex Data Acquisition Effective Date, the Borrower Security Agreement, the Borrower Pledge Agreement, the Bell Canada Guaranty, and all other documents, instruments and agreements delivered to Administrative Agent or any Bank to secure the Obligations or in connection with the Collateral; and (ii) on and after the Tenex Data Acquisition Effective Date, each of the items listed in clause (i) above, the Bell Canada Pledge Agreement, the Bell-Tenex Guaranty, the Bell-Tenex Security Agreement, the Bell-Tenex Canadian Security Documents, and all other documents, instruments and agreements delivered to Administrative Agent or any Bank to secure the Obligations or in connection with the Collateral.

         "Senior Adjusted Total Liabilities" shall mean, with respect to Borrower at any time, the difference of the following:

                  (a) The Adjusted Total Liabilities of Borrower and its Subsidiaries at such time;

                                      minus

                  (b)  The  aggregate   principal  amount  of  all  Subordinated
         Indebtedness of Borrower permitted pursuant to Subparagraph 5.02(b) and clause (c) of the definition of "Permitted Indebtedness".

         "Senior Leverage Ratio" shall mean, with respect to Borrower at any time, the ratio of (a) the Senior Adjusted Total Liabilities of Borrower and its Subsidiaries at such time to (b) the Tangible Net Worth of Borrower and its Subsidiaries at such time.

         "Solvent" shall mean, with respect to any Person on any date, that on such date (a) the fair value of the property of such Person is greater than the fair value of the liabilities (including, without limitation, contingent liabilities) of such Person, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature and (d) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute an unreasonably small amount of capital.

         "Subordinated Indebtedness" shall mean the unsecured subordinated Indebtedness of Borrower permitted pursuant to Subparagraph 5.02(b) and clause
(c) of the definition of "Permitted Indebtedness".

         "Subsidiary" of any Person shall mean (a) any corporation of which more than 50% of the issued and outstanding Equity Securities having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned or controlled by such

                                    1.01-16

Person, by such Person and one or more of its other Subsidiaries or by one or more of such Person's other Subsidiaries, (b) any partnership, joint venture, limited liability company or other association of which more than 50% of the equity interest having the power to vote, direct or control the management of such partnership, joint venture or other association is at the time owned and controlled by such Person, by such Person and one or more of the other Subsidiaries or by one or more of such Person's other subsidiaries and (c) any other Person included in the Financial Statements of such Person on a consolidated basis.

         "Synthetic Lease" shall mean an off-balance sheet financing arrangement for equipment or real estate which is treated as an operating lease under GAAP but pursuant to which the lessee of such equipment or real estate has the benefits and burdens of ownership of the leased equipment or real estate for U.S. tax purposes.

         "Tangible  Net Worth"  shall  mean,  with  respect to any Person at any time,  the  remainder  at such  time,  determined  on a  consolidated  basis  in accordance with GAAP, of (a) the total assets of such Person and its Subsidiaries minus (b) the sum (without limitation and without duplication of deductions) of (i) the total liabilities of such Person and its Subsidiaries,
(ii) all reserves established by such Person and its Subsidiaries for anticipated losses and expenses (to the extent not deducted in calculating total assets in clause (a) above), (iii) all intangible assets of such Person and its Subsidiaries (to the extent included in calculating total assets in clause (a) above), including, without limitation, goodwill (including any amounts, however designated on the balance sheet, representing the cost of acquisition of businesses and investments in excess of underlying tangible assets), trademarks, trademark rights, trade name rights, copyrights, patents, patent rights, licenses, unamortized debt discount, marketing expenses, organizational expenses, non-compete agreements and deferred research and development and (iv) the amount, if any, by which the aggregate intercompany receivables owed to such Person by its Affiliates exceeds the aggregate intercompany receivables payable by such Person to its Affiliates.

         "Taxes" shall have the meaning given to such term in Paragraph 2.10.

         "Tenex Data Acquisition" shall mean the acquisition by Bell-Tenex of substantially all of the assets of the Tenex Data Division of Axidata, Inc., a Canadian corporation and a Subsidiary of Abitibi, Inc., a Canadian corporation.

         "Tenex Data Acquisition Effective Date" shall mean the date that the Tenex Data Acquisition is consummated.

         "Total Revolving Loan Commitment" shall mean, at any time, One Hundred Thirty Million Dollars ($130,000,000) or, if such amount is reduced pursuant to Subparagraph 2.02(b), the amount to which so reduced and in effect at such time.

         "Total Unused Revolving Loan Commitment" shall mean, at any time, the remainder of (a) the Total Revolving Loan Commitment at such time minus (b) the aggregate principal amount of all Revolving Loans outstanding at such time.

         "Type" shall mean, with respect to any Revolving Loan or Revolving Loan Borrowing at any time, the classification of such Revolving Loan or Revolving Loan Borrowing by the type of interest rate it then bears, whether an interest rate based on the Prime Rate or the LIBO Rate.

                                    1.01-17

         "Working Capital" shall mean, with respect to any Person at any time, the working capital of such Person and its Subsidiaries, determined on a consolidated basis in accordance with GAAP.

                                    1.01-18

                                  SCHEDULE 3.01

                       EFFECTIVE DATE CONDITIONS PRECEDENT


A.       PRINCIPAL CREDIT DOCUMENTS.

                  (1) The Third Amended and Restated Credit Agreement, duly executed by Borrower, each Bank and Administrative Agent;

                  (2) The Revolving Loan Note payable to each Bank, duly executed by Borrower;

                  (3)  The  Borrower  Security   Agreement,   duly  executed  by
         Borrower;

                  (4) The Borrower Pledge Agreement, duly executed by Borrower; and

                  (5) The Bell Canada Guaranty, duly executed by Bell Canada;

B.       FINANCIAL STATEMENTS, FINANCIAL CONDITION, ETC.

                  (1) Copies of (a) the audited Financial Statements of Borrower and its Subsidiaries for the fiscal year ended December 31, 1997, prepared by PricewaterhouseCoopers, LLP., and (b) the unqualified opinion (or qualified opinion reasonably acceptable to the Banks) and management letter (if any) delivered by such accountants in connection with such Financial Statements; and

                  (2) A Borrowing Base Certificate dated the Effective Date which sets forth the calculation of the Borrowing Base as of September 30, 1998, certified by the Chief Financial Officer of Borrower.

C.       BORROWER CORPORATE DOCUMENTS.

                  (1) The Articles of Incorporation of Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State of California;

                  (2) A Certificate of Good Standing (or comparable certificate) for Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State of California;

                  (3) A certificate of the Secretary of Borrower, dated as of the date of this Restated Credit Agreement, certifying (a) that the Articles of Incorporation of Borrower, in the form certified by the Secretary of State of California and delivered to Administrative Agent pursuant to item C(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of Borrower as in effect on the Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Borrower and continuing in effect, which authorize the execution, delivery and performance by Borrower of this Restated Credit Agreement

                                     3.01-1
         and the other Credit Documents executed or to be executed by Borrower and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of Borrower (commenced or threatened);

                  (4) A certificate of the Secretary of Borrower, dated as of the date of this Restated Credit Agreement, certifying the incumbency, signatures and authority of the officers of Borrower authorized to execute, deliver and perform this Restated Credit Agreement and the other applicable Credit Documents on behalf of Borrower; and

                  (5) A Certificate of Good Standing (or comparable certificate) for each Subsidiary of Borrower, certified as of a recent date prior to the Effective Date by the Secretary of State (or comparable public official) of such Subsidiary's jurisdiction of incorporation (or, in the case of a foreign subsidiary, an opinion of counsel acceptable to Administrative Agent to such effect).

D.       BELL CANADA CORPORATE DOCUMENTS.

                  (1) The Certificate of Incorporation of Bell Canada, certified as of a recent date prior to the Effective Date by the California Secretary of State;

                  (2) A Certificate of Good Standing (or comparable certificate) for Bell Canada, certified as of a recent date prior to the Effective Date by the California Secretary of State;

                  (3) A certificate of the Secretary of Bell-Canada, dated the Effective Date, certifying (a) that the Certificate of Incorporation of Bell-Canada, in the form certified by the California Secretary of State and delivered to Administrative Agent pursuant to item D(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Bylaws of Bell Canada as in effect on the Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Bell Canada and continuing in effect, which authorize the execution, delivery and performance by Bell Canada of the Credit
         Documents executed or to be executed by Bell Canada and the consummation of the transactions contemplated hereby and thereby; and
         (d) that there are no proceedings for the dissolution or liquidation of Bell Canada (commenced or threatened); and

                  (4) A certificate of the Secretary of Bell Canada, dated the Effective Date, certifying the incumbency, signatures and authority of the officers of Bell Canada authorized to execute, deliver and perform the applicable Credit Documents on behalf of Bell Canada.

                                     3.01-2

E.       SECURITY DOCUMENTS.

                  (1)  All  Uniform   Commercial   Code   financing   statements
         (including amendments and fixture filings) and other documents, instruments and agreements reasonably requested by Administrative Agent to perfect the security interests, liens and assignments granted to Administrative Agent by Borrower in connection herewith, appropriately completed and duly executed by the appropriate parties;

                  (2) Uniform Commercial Code search certificates evidencing the filing of the financing statements necessary to perfect the security interests granted to Administrative Agent by Borrower pursuant to the Credit Documents prior to the financing statements of all other Persons;

                  (3)  The  certificates   representing  the  stock  pledged  to
         Administrative Agent pursuant to the Borrower Pledge Agreement, together with blank stock powers for each such certificate duly executed by Borrower.

                  (4) Such other documents, instruments and agreements as Administrative Agent may reasonably request to establish and perfect the Liens granted to Administrative Agent or any Bank in this Agreement, the Security Documents and the other Credit Documents.

F.       OPINIONS.

                  (1) A written opinion of Wilson, Sonsini, Goodrich & Rosati, outside counsel to Borrower, dated as of the Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

G.       OTHER ITEMS.

                  (1) A duly completed and timely delivered Notice of Borrowing.

                  (2) A certificate of the President, a Vice President or Chief Financial Officer of Borrower, addressed to Administrative Agent and the Banks and dated as of the Effective Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 are true and correct as of such date;

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date; and

                           (c) Each of the Credit Documents required to be delivered to Administrative Agent or any Bank on or prior to the Effective Date is in full force and effect as of such date;

                                     3.01-3

                  (3)   Certificates   of  insurance  in  forms   acceptable  to
         Administrative Agent, naming Administrative Agent as additional insured or as loss payee;

                  (4) All fees payable to Administrative Agent and the Banks on or prior to the Effective Date;

                  (5) All fees and expenses of Administrative Agent's counsel through the Effective Date; and

                  (6) Such other evidence as any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Restated Credit Agreement and the other Credit Documents.

                                     3.01-4

                                SCHEDULE 4.01(g)

                               MATERIAL LITIGATION


                                      None


                                    4.01(g)-1

                                SCHEDULE 4.01(q)

                                  SUBSIDIARIES


                                           Jurisdiction         Classes
                                                of                 of           Outstanding       Percent
Name                                       Incorporation         Stock            Shares           Owned
----                                       -------------         -----            ------           -----
Bell Microproducts Canada, Inc.             California           Common             100             100%

                                                4.01(q)-1

                                SCHEDULE 5.01(j)

                      DOCUMENTS TO BE DELIVERED BY BORROWER
            ON OR PRIOR TO THE TENEX DATA ACQUISITION EFFECTIVE DATE


A.       PRINCIPAL BELL CANADA AND BELL-TENEX CREDIT DOCUMENTS.

                  (1) The Bell Canada Pledge Agreement, duly executed by Bell Canada;

                  (2) The Bell-Tenex Guaranty, duly executed by Bell-Tenex;

                  (3) The Bell-Tenex Security Agreement, duly executed by Bell-Tenex; and

                  (4) The Bell-Tenex Canadian Security Documents, duly executed by Bell-Tenex.

B.       BELL-TENEX CORPORATE DOCUMENTS.

                  (1) The Certificate of Incorporation of Bell-Tenex, certified as of a recent date prior to the Tenex Data Acquisition Effective Date by the Deputy Registrar of Joint Stock Companies of Nova Scotia;

                  (2) A Certificate of Good Standing (or comparable certificate) for Bell-Tenex, certified as of a recent date prior to the Tenex Data Acquisition Effective Date by the Deputy Registrar of Joint Stock Companies of Nova Scotia;

                  (3) A certificate of the Secretary of Bell-Tenex, dated the Tenex Data Acquisition Effective Date, certifying (a) that the Certificate of Incorporation of Bell-Tenex, in the form certified by the Deputy Registrar of Joint Stock Companies of Nova Scotia and delivered to Administrative pursuant to item B(1) hereof, is in full force and effect and has not been amended, supplemented, revoked or repealed since the date of such certification; (b) that attached thereto is a true and correct copy of the Memorandum and Articles of Association of Bell-Tenex as in effect on the Tenex Data Acquisition Effective Date; (c) that attached thereto are true and correct copies of resolutions duly adopted by the Board of Directors of Bell-Tenex and continuing in effect, which authorize the execution, delivery and performance by Bell-Tenex of the Credit Documents executed or to be executed by Bell-Tenex and the consummation of the transactions contemplated hereby and thereby; and (d) that there are no proceedings for the dissolution or liquidation of Bell-Tenex (commenced or threatened); and

                  (4) A certificate of the Secretary of Bell-Tenex, dated the Tenex Data Acquisition Effective Date, certifying the incumbency, signatures and authority of the officers of Bell-Tenex authorized to execute, deliver and perform the applicable Credit Documents on behalf of Bell-Tenex.

                                   5.01(j)-1

C.       SECURITY DOCUMENTS.

                  (1) All Uniform Commercial Code financing statements and other documents, instruments and agreements reasonably requested by Administrative Agent to perfect the security interests, liens and assignments granted to Administrative Agent by Bell Canada and Bell-Tenex in connection herewith, appropriately completed and duly executed by the appropriate parties;

                  (2) Search certificates or similar documentation evidencing the filing of the financing statements necessary to perfect the security interests granted to Administrative Agent by Bell Canada and Bell-Tenex pursuant to the Credit Documents will be prior to the financing statements of all other Persons;

                  (3) The certificates representing the stock pledged to Administrative Agent pursuant to the Bell Canada Pledge Agreement, together with blank stock powers for each such certificate duly executed by Borrower.

                  (4) Such other documents, instruments and agreements as Administrative Agent may reasonably request to establish and perfect the Liens granted to Administrative Agent or any Bank in this Agreement, the Security Documents and the other Credit Documents.

D.       OPINIONS.

                  (1) A written opinion of Wilson,  Sonsini,  Goodrich & Rosati, outside counsel to Borrower, dated as of the Tenex Data Acquisition Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

                  (2) Written opinions of Blake, Cassels & Graydon and Stewart McKelvey Stirling Scales, outside counsel to Bell-Tenex, dated as of the Tenex Data Acquisition Effective Date and addressed to Administrative Agent and each Bank, covering such legal matters as Administrative Agent may reasonably request and otherwise in form and substance satisfactory to Administrative Agent.

E.       OTHER ITEMS.

                  (1) A certificate of the President, a Vice President or Chief Financial Officer of Borrower, addressed to Administrative Agent and the Banks and dated as of the Tenex Data Acquisition Effective Date, certifying that:

                           (a) The  representations  and warranties set forth in
                  Paragraph 4.01 are true and correct as of such date;

                           (b) No Event of Default or Default has  occurred  and
                  is continuing as of such date; and

                                   5.01(j)-2

                           (c) Each of the Credit Documents required to be delivered to Administrative Agent or any Bank on or prior to the Tenex Data Acquisition Effective Date is in full force and effect as of such date;

                  (3) Certificates of insurance in forms acceptable to Administrative Agent, naming Administrative Agent as additional insured or as loss payee with respect to the assets of Bell-Tenex secured pursuant to the Bell-Tenex Security Agreement and the Bell-Tenex Canadian Security Documents;

                  (4) Such other evidence as any Bank may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Restated Credit Agreement and the other Credit Documents.

                                   5.01(j)-3

                                    EXHIBIT A

                       NOTICE OF REVOLVING LOAN BORROWING

                                     [Date]

California Bank & Trust
320 California Street, Suite 600
San Francisco, CA 94104
Attn:    Relationship Manager -
         Bell Microproducts

         1. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Bell Microproducts Inc. ("Borrower"), the financial institutions listed in
Schedule I to the Restated Credit Agreement (the "Banks") and California Bank & Trust, as agent for the Banks (in such capacity, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Restated Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(b) of the Restated Credit Agreement, Borrower hereby requests a Revolving Loan Borrowing upon the following terms:

                  (a) The principal amount of the requested Revolving Loan Borrowing is to be $__________;

                  (b) The requested Revolving Loan Borrowing is to consist of Revolving ["Prime Rate" or "LIBOR"] Loans;

                  (c) If the requested Revolving Loan Borrowing is to consist of Revolving LIBOR Loans, the initial Interest Period for such Revolving Loans will be __________ months; and

                  (d) The date of the requested Revolving Loan Borrowing is to be __________, [19] [20] __.

         3. Borrower hereby certifies to Administrative Agent and the Banks that, on the date of this Notice of Revolving Loan Borrowing and after giving effect to the requested Revolving Loan Borrowing:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct as if made on such date;

                  (b) No Event of Default or Default has occurred and is continuing;

                  (c) Each of the Credit Documents remains in full force and effect; and

                  (d) No material adverse change in the Eligible Accounts or Eligible Inventory which comprises the Borrowing Base has occurred since the later date of (i) the latest audit conducted by or on behalf of Administrative Agent or any Bank, and (ii) the most recent Borrowing Base Certificate.

         4. Please disburse the proceeds of the requested Revolving Loan Borrowing to ___________________________________________________________________
________________________________________________________________.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Revolving Loan Borrowing on the date set forth above.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    EXHIBIT B

                       NOTICE OF REVOLVING LOAN CONVERSION

                                     [Date]

California Bank & Trust
320 California Street, Suite 600
San Francisco, CA 94104
Attn:    Relationship Manager -
         Bell Microproducts

         1. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Bell Microproducts Inc. ("Borrower"), the financial institutions listed in
Schedule I to the Restated Credit Agreement (the "Banks") and California Bank & Trust, as agent for the Banks (in such capacity, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Restated Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(d) of the Restated Credit Agreement, Borrower hereby requests to convert a Revolving Loan Borrowing as follows:

                  (a) The Revolving Loan Borrowing to be converted consists of Revolving ["Prime Rate" or "LIBOR"] Loans in the aggregate principal amount of $__________ which were initially advanced to Borrower on __________, [19] [20] __;

                  (b) The Revolving Loans in the Revolving Loan Borrowing are to be converted to Revolving ["Prime Rate" or "LIBOR"] Loans;

                  (c) If such Revolving Loans are to be converted into Revolving LIBOR Loans, the initial Interest Period for such Loans commencing upon conversion will be __________ months; and

                  (d) The date of the requested conversion is to be __________, [19] [20] __.

         3. Borrower hereby certifies to Administrative Agent and the Banks that, on the date of this Notice of Revolving Loan Conversion, and after giving effect to the requested conversion:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct on such date as if made on such date;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents remains in full force and effect.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Revolving Loan Conversion on the date set forth above.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    EXHIBIT C

               NOTICE OF REVOLVING LOAN INTEREST PERIOD SELECTION

                                     [Date]

California Bank & Trust
320 California Street, Suite 600
San Francisco, CA 94104
Attn:    Relationship Manager -
         Bell Microproducts

         1. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Bell Microproducts Inc. ("Borrower"), the financial institutions listed in
Schedule I to the Restated Credit Agreement (the "Banks") and California Bank & Trust, as agent for the Banks (in such capacity, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Restated Credit Agreement have the same respective meanings when used herein.

         2. Pursuant to Subparagraph 2.01(e) of the Restated Credit Agreement, Borrower hereby selects a new Interest Period for a Revolving Loan Borrowing as follows:

                  (a) The Revolving Loan Borrowing for which a new Interest Period is to be selected consists of Revolving LIBOR Loans in the aggregate principal amount of $_________ which were initially advanced to Borrower on ____________, [19] [20] __;

                  (b) The last day of the current Interest Period for such Revolving Loans is ________, [19] [20] __; and

                  (c)  The  next  Interest   Period  for  such  Revolving  Loans
         commencing upon the last day of the current Interest Period is to be _________ months.

         3. Borrower hereby certifies to Bank that, on the date of this Notice of Revolving Loan Interest Period Selection and after giving effect to the selection made herein:

                  (a) The  representations and warranties set forth in Paragraph
         4.01 of the Restated Credit Agreement are true and correct as if made on such date;

                  (b) No Event of Default or Default has occurred and is continuing; and

                  (c) Each of the Credit Documents remains in full force and effect.

         IN WITNESS WHEREOF, Borrower has executed this Notice of Revolving Loan Interest Period Selection on the date set forth above.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    EXHIBIT D

                               REVOLVING LOAN NOTE



$______________                                 ____________________, California
                                                               November 12, 1998


         FOR VALUE RECEIVED, BELL MICROPRODUCTS INC., a California corporation ("Borrower"), hereby promises to pay to the order of ____________________, a
____________________       ("Bank"),       the       principal       sum      of
______________________________  DOLLARS  ($__________)  or such lesser amount as shall equal the aggregate outstanding principal balance of the Revolving Loans made by Bank to Borrower pursuant to the Restated Credit Agreement referred to below (as amended from time to time, the "Restated Credit Agreement"), on or before the Revolving Loan Maturity Date specified in the Restated Credit Agreement; and to pay interest on said sum, or such lesser amount, at the rates and on the dates provided in the Restated Credit Agreement.

         Borrower shall make all payments hereunder, for the account of Bank's Applicable Lending Office, to Administrative Agent as indicated in the Restated Credit Agreement, in lawful money of the United States and in same day or immediately available funds.

         Borrower hereby authorizes Bank to record on the schedule(s) annexed to this note the date and amount of each Revolving Loan and of each payment or prepayment of principal made by Borrower and agrees that all such notations shall constitute prima facie evidence of the matters noted, provided that any failure by Bank to so record shall not affect the obligations of Borrower hereunder or under the Restated Credit Agreement.

         This note is one of the Revolving Loan Notes referred to in the Third Amended and Restated Credit Agreement, dated as of November 12, 1998, among Borrower, Bank and the other financial institutions from time to time parties thereto (collectively, the "Banks") and California Bank & Trust acting as agent for the Banks. This note is subject to the terms of the Restated Credit Agreement, including the rights of prepayment and the rights of acceleration of maturity. Terms used herein have the meanings assigned to those terms in the Restated Credit Agreement, unless otherwise defined herein.

         The transfer, sale or assignment of any rights under or interest in this note is subject to certain restrictions contained in the Restated Credit Agreement, including Paragraph 8.05 thereof.

         Borrower shall pay all reasonable fees and expenses, including reasonable attorneys' fees, incurred by Bank in the enforcement or attempt to enforce any of Borrower's obligations hereunder not performed when due. Borrower hereby waives notice of presentment, demand, protest or notice of any other kind. This note shall be governed by and construed in accordance with the laws of the State of California.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                             LOANS AND PAYMENTS OF PRINCIPAL

------------------------------------------------------------------------------------------------------------------------
                                                                         Amount of          Unpaid
                                                        Interest      Principal Paid       Principal        Notation
      Date          Type of Loan    Amount of Loan       Period         or Prepaid          Balance         Made By
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------

                                                                                                                     D-3

                                    EXHIBIT E

                  THIRD AMENDED AND RESTATED SECURITY AGREEMENT

         THIS  THIRD  AMENDED  AND  RESTATED  SECURITY  AGREEMENT,  dated  as of
November 12, 1998, is executed by BELL MICROPRODUCTS INC., a California corporation ("Borrower"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent (in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital B below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Second Amended and Restated Credit Agreement dated as of May 23, 1995 (as amended to the date hereof, the "Existing Credit Agreement") among Borrower, the Banks and Administrative Agent, the Banks agreed to provide to Borrower a certain credit facility. The availability of the credit facility under the Existing Credit Agreement was subject, among other conditions, to the execution and delivery by Borrower of a Second Amended and Restated Security Agreement dated as of May 23, 1995 (as amended to the date hereof, the "Existing Security Agreement").

         B. Borrower has requested the Banks to amend the Existing Credit Agreement to increase the amount of the credit facility provided for therein and to make certain other changes. Pursuant to a Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Borrower, the Banks and Administrative Agent, the Banks have agreed so to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Restated Credit Agreement including, without limitation, the execution and delivery by Borrower of this Third Amended and Restated Security Agreement (this "Restated Security Agreement") which amends and, for convenience of reference, restates the Existing Security Agreement as so amended in its entirety.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, that the Existing Security Agreement shall be amended and restated to read in its entirety as follows:

         1. Definitions and Interpretation. When used in this Restated Security Agreement, the following terms shall have the following respective meanings:

                  "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

                  "Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

                  "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

                  "Excluded Collateral" shall mean Collateral consisting of Equipment, Inventory or other goods located at an address not specified in item 8 of Attachment 2 hereto and having a value not to exceed $10,000 in the aggregate for each such unspecified location or $100,000 in the aggregate for all such unspecified locations.

                  "Existing Credit Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Existing Security Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Intermediary" shall have the meaning given to that term in Subparagraph 4(f) hereof.

                  "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Administrative Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

                  "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

                  "Restated  Credit  Agreement"  shall have the meaning given to
         that  term  in   Recital  B  hereof  as  further   amended,   modified,
         supplemented or replaced from time to time.

                  "Restated Security  Agreement" shall have the meaning given to
         that  term  in   Recital  B  hereof  as  further   amended,   modified,
         supplemented or replaced from time to time.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Restated Security Agreement, apply to this Restated Security Agreement and are hereby incorporated by reference.

         2. Grant of Security Interest. As security for the Obligations, Borrower hereby pledges and assigns to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) and grants to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) a security interest in all right, title and interest of Borrower in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Borrower represents and warrants to the Banks and Administrative Agent as follows:

                  (a) Borrower is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

                  (b) Administrative Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Equipment and Inventory (except for Excluded Collateral) are (i) located at the locations indicated in item 8 of Attachment 2 hereto, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to Borrower upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, Borrower has exclusive possession and control of the Inventory and Equipment.

                  (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

                  (e) Borrower keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of Attachment 2 hereto.

                  (f) Borrower has delivered to Administrative Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the original of each Receivable which is an instrument or chattel paper having a face value in excess of $100,000 and the originals of all certificated securities owed directly by Borrower.

                  (g) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

                  (h) Each insurance policy maintained by Borrower is validly existing and is in full force and effect. Borrower is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.

         4. Covenants.  Borrower hereby agrees as follows:

                  (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Administrative Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Administrative Agent therein and the first priority of such Lien or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) procure, execute and deliver to Administrative Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Administrative Agent, (ii) deliver to Administrative Agent promptly upon receipt the original of all Collateral which is an instrument, document or chattel paper having a face value in excess of $100,000 and letters of credit and certificated securities and (iii) take such actions as may be necessary to perfect the Lien of Administrative Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Administrative Agent).

                  (b) Borrower shall not use or permit any Collateral to be used in violation of (i) any provision of the Restated Credit Agreement, this Restated Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

                  (c) Borrower shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except such Governmental Charges, Liens and other charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (d) Without ninety (90) days' prior written notice to Administrative Agent, Borrower shall not (i) change Borrower's name or place of business (or, if Borrower has more than one place of business, its chief executive office), or the office in which Borrower's records relating to Receivables or the originals of Related Contracts are kept,
         (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of Attachment 2 hereto, or (iii) keep Collateral consisting of Equipment, Inventory or other goods (except for Excluded Collateral) at any location other than the locations set forth in item 8 of Attachment 2 hereto.

                  (e) For each deposit account maintained by Borrower, Borrower shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 3 hereto (or in any other form acceptable to Administrative Agent in its sole discretion) and (ii) use its best efforts to cause the Depositary Bank to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest. Without ten (10) days prior written notice to Administrative Agent, Borrower shall not establish any deposit account not set forth in item 16 of Attachment 2 hereto.

                  (f) For each securities account and commodity account maintained by Borrower, Borrower shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 4 hereto and (ii) use its best efforts to cause the Intermediary to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Administrative Agent in its sole discretion). Without thirty (30) days prior written notice to Administrative Agent, Borrower shall not establish any securities account or commodity account not set forth in item 14 of Attachment 2 hereto.

                  (g) Borrower shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which Borrower has complied with subparagraph 4(e) above and in which Administrative Agent has a first priority perfected security interest, subject only to the banker's lien of the Depositary Bank covering its customary account maintenance charges and fees.

                  (h) Borrower shall appear in and defend any action or proceeding which may affect its title to or Administrative Agent's interest in the Collateral.

                  (i) If Administrative Agent gives value to enable Borrower to acquire rights in or the use of any Collateral, Borrower shall use such value for such purpose.

                  (j) Borrower shall keep separate, accurate and complete records of the Collateral and shall provide Administrative Agent with such records and such other reports and information relating to the Collateral as Administrative Agent may reasonably request from time to time.

                  (k) Borrower shall not surrender or lose possession of (other than to Administrative Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and, notwithstanding any provision of the Restated Credit Agreement, Borrower shall keep the Collateral free of all Liens except Permitted Liens.

                  (l) Borrower shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Administrative Agent a legend satisfactory to Administrative Agent indicating that such chattel paper is subject to the security interest granted hereby.

                  (m) Borrower shall collect, enforce and receive delivery of the Receivables in accordance with past practice unless otherwise notified by Administrative Agent after the occurrence and during the continuance of an Event of Default.

                  (n) Borrower shall comply with all material Requirements of Law applicable to Borrower which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

                  (o) Borrower shall (i) maintain and keep in force insurance of the types and in amounts customarily carried from time to time during the term of this Restated Security Agreement in its lines of business, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to Administrative Agent, (ii) deliver to Administrative Agent from time to time, as Administrative Agent may request, schedules setting forth all insurance then in effect, and
         (iii) deliver to Administrative Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Administrative Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of Borrower and such policies shall contain such additional endorsements as shall be required by Administrative Agent, including the endorsements specified in Attachment 5 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to Borrower. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Administrative Agent to be held as Collateral and applied as provided in the Restated Credit Agreement or, at the election of the Required Banks, returned to Borrower.

         5. Authorized Action by Administrative Agent. Borrower hereby irrevocably appoints Administrative Agent as its attorney-in-fact and agrees that Administrative Agent may perform (but Administrative Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Restated Security Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Administrative Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Borrower agrees to reimburse Administrative Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Administrative Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Borrower agrees that such care as Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Administrative Agent's possession; provided, however, that Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Borrower shall be deemed in default under this Restated Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement. In addition to all other rights and remedies granted to Administrative Agent by this Restated Security Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies:
(a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Administrative Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Restated Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Administrative Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Administrative Agent and/or deliver any proceeds thereof to Administrative Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Administrative Agent may determine; (e) require Borrower to assemble the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Borrower under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Administrative Agent deems appropriate. In furtherance of Administrative Agent's rights hereunder, Borrower hereby grants to Administrative Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Administrative Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Borrower now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Borrower hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         7.       Miscellaneous.

                  (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Administrative Agent under this Restated Security Agreement shall be given as provided in Paragraph
         8.01 of the Restated Credit Agreement.

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Restated Security Agreement may be amended or waived only as provided in the Restated Credit Agreement. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Restated Security Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Borrower and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Restated Security Agreement as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Restated Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Restated Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, Etc. The rights, powers and remedies of Administrative Agent and the Banks under this Restated Security Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Borrower waives any right of marshalling or to require Administrative Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Administrative Agent's or such Bank's power.

                  (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Restated Security Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Restated Security Agreement. Upon request by Administrative Agent, Borrower shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Borrower's Continuing Liability. Notwithstanding any provision of this Restated Security Agreement or any other Credit Document or any exercise by Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Borrower shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Administrative Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of Borrower's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

                  (h) Governing Law. This Restated Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                  IN WITNESS WHEREOF, Borrower has caused this Restated Security Agreement to be executed as of the day and year first above written.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                  ATTACHMENT 1
                         TO RESTATED SECURITY AGREEMENT

         All right, title and interest of Borrower, whether now owned or hereafter acquired, in and to the following:

                  (a) All equipment and fixtures (including, without limitation, manufacturing equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

                  (b) All inventory (including, without limitation, (i) all computers, semiconductor devices, integrated circuits, disc drives, computer peripheral equipment, monitors, other computer-related equipment, other electronic equipment, and all other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Borrower), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

                  (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

                  (d) All certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property;

                  (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Borrower);

                  (f)  All  other   property  not  otherwise   described   above
(including, without limitation, all money, letters of credit, documents and goods); and

                  (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    E-[1]-1

                                  ATTACHMENT 2
                         TO RESTATED SECURITY AGREEMENT

                                BORROWER PROFILE

                             Bell Microproducts Inc.

                                  ("Borrower")


                  1. The current  legal name of  Borrower is Bell  Microproducts
Inc.

                  2. Borrower's chief executive office is located at 1941 Ringwood Avenue, San Jose, CA 95131. Borrower's federal employer I.D. no. is 94-3057566.

                  3. Borrower was incorporated on October 23, 1987 in the state of California. Since its incorporation, Borrower has had no other legal name (other than its current legal name) except for the following (provide name and date of change):


                   Prior Name                     Date Name
                                                   Changed
          -----------------------------   --------------------------
                    None


                  4. Borrower does not do business under any trade name except for the following (provide name and indicate whether registered):


                  Trade Name                    Registered?
          -----------------------------   --------------------------
                    None


                  5. Since Borrower's incorporation, no other corporation has been merged into Borrower except for the following (provide names, dates and brief description of transactions):


        Name of                      Date of                   Description of
      Corporation                     Merger                    Transaction
---------------------------   ---------------------------   --------------------
   Vantage Components            February 2, 1994           Agreement and Plan
                                                            of Reorganization,
                                                                 as amended

                                    E-[2]-1

                  6. Borrower has not acquired any of its assets in a bulk sale or any other transaction not in the ordinary course of business of the seller except for the following (provide description of assets, date and description of transaction and name of seller):

   Description of                  Date of                   Description of               Seller
       Assets                    Acquisition                  Transaction
----------------------    --------------------------   ---------------------------   ------------------
Equipment,                April 1, 1993                Cash, notes and               ATMC
accounts,                                              cancellation of
inventory                                              indebtedness


                  7. The following is a complete list of all states and other jurisdictions in which Borrower is qualified to do business:

                  State or Jurisdiction*
                  ----------------------
                  Arizona
                  California
                  Georgia
                  Illinois
                  Maryland
                  Massachusetts
                  Minnesota
                  New Jersey
                  New York
                  Oregon
                  Pennsylvania
                  Texas
                  Virginia
                  Washington

                  *Company sells to all states, but has offices in the listed states.

                  8. The following is a complete list of all offices and other places of business at which Borrower currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

                   Address                                                           Brief Description
                                                    Owner of Site                        of Assets
      ----------------------------------  ----------------------------------  --------------------------------
      1941 Ringwood Ave.                  ACBEL Technologies                  Office equipment,
      San Jose, CA                                                            furniture, inventory
      95131-1721
      (Sales and Marketing)

                                                   E-[2]-2



      4926 E. McDowell, Ste 102           Tammel Crow Company                 Office equipment, furniture,
      Phoenix, AZ 85008                                                       inventory

      30 Fairbanks, Ste 114               TIC--Tripointe                      Office equipment, furniture,
      Irvine, CA 92618                                                        inventory

      6885 Flanders Dr., Ste. G           Speiker Properties Inc.             Office equipment, furniture,
      San Diego, CA 92121                                                     inventory

      1911 Ringwood Ave.                  Emcon                               Office equipment, furniture,
      San Jose, CA 95131                                                      inventory
      (corporate office)

      2110 Zanker Rd.                     AMB Zanker/Charcot Industrial       Office equipment, furniture,
      San Jose, CA 95131                  Park                                inventory

      2020 South 10th Street              DiNapoli, DiNapoli & Mulcaby        Office equipment, furniture,
      San Jose, CA 95112                                                      inventory

      29800 W. Agoura Rd.,                Frontier II Properties Ltd          Office equipment, furniture,
      Ste 150                                                                 inventory
      Agoura Hills, CA 91362

      4600 South Ulster Street,           Optima/Denver OTC                   Office equipment, furniture,
      Ste. 240                                                                inventory
      Denver, CO 80237

      1110 Douglas Ave.,                  Life Insurance Co. of the           Office equipment, furniture,
      Ste. 1018                           Southwest                           inventory
      Altmonte Springs, FL 32714

      9220 Bonita Beach Rd.               Wynn Property                       Office equipment, furniture,
      Ste. 221                                                                inventory
      Bonita Springs, FL 34135

      17431 S.W. 18th St.                 No rent                             Office equipment, furniture,
      Miramar, FL 33029                                                       inventory

      1950 Spectrum Circle,               Business Suites                     Office equipment, furniture,
      Ste. 400                                                                inventory
      Marietta, GA 30067

                                                   E-[2]-3



      953 N. Plum Grove Rd.,              Owen Wagener & Co.                  Office equipment, furniture,
      Ste. B                                                                  inventory
      Schaumburg, IL 60173

      2A Gill Street                      Cummings Property                   Office equipment, furniture,
      Woburn, MA 01801                                                        inventory

      6925 R. Oakland Mills Rd.           Nottingham Management               Office equipment, furniture,
      Columbia, MD 21045                                                      inventory

      20404 Highview Ct.                  No Rent                             Office equipment, furniture,
      Hagerstown, MD 21740                                                    inventory

      6442 City/West Pkwy                 United Properties Brokerage         Office equipment, furniture,
      Eden Prairie, MN 55344                                                  inventory

      55 US Highway 46 E.,                Caleast Industrial Business         Office equipment, furniture,
      Unit #403                           Center                              inventory
      Pine Brook, NJ 07058

      1056 W. Jericho Turnpike            1056 Jericho Turnpike               Office equipment, furniture,
      Smithtown, NY 11787                                                     inventory

      19346 Bradford Ct.                  No rent                             Office equipment, furniture,
      Strongsville, OH 44136                                                  inventory

      14780 SW Osprey Dr.,                Shared Secretarial Service          Office equipment, furniture,
      Ste. 240                                                                inventory
      Beaverton, OR 97007

      12710 Research Blvd.,               Briarcroft Building LP              Office equipment, furniture,
      Ste. 360                                                                inventory
      Austin, TX 78759

      833 E. Arapaho, Ste. 209            Giarvon Inc.                        Office equipment, furniture,
      Richardson, TX 75081                                                    inventory

      2900 Wilcrest, Ste. 138             Zenith Real Estate Services         Office equipment, furniture,
      Houston, TX 77042                                                       inventory

      384 North Main                      Parrish Lane Plaza Assoc.           Office equipment, furniture,
      Centerville, UT 84014                                                   inventory

      1039 Sterling Rd., Ste.20E          Ronald E. Polichnowski              Office equipment, furniture,
      Herndon, VA 22070                                                       inventory

                                                   E-[2]-4



      40 Lake Bellevue, Ste. 100          No rent                             Office equipment, furniture,
      Bellevue, WA 98005                                                      inventory


                  9. The following is a complete list of all persons and entities (other than Borrower) who at any time have possession of any assets of Borrower (provide name, address where located and description of assets located there):

                Person or                           Address                   Brief Description of Assets
                  Entity
        ---------------------------    ----------------------------------  -----------------------------------
        Necom                          46560 Fremont Blvd.                 Electronic components,
                                       Fremont, CA 94538                   P/C boards

        SMT Dynamics                   1551 S. Harris Ct.                  Electronic components,
                                       Anaheim, CA  92806                  P/C boards

        Multitech                      3171 Jay Street                     Electronic components,
                                       Santa Clara, CA  95054              P/C boards

        American Reliability           150 Charles Street                  Electronic components,
                                       Malden, MA 02148                    P/C boards

        Bell Technologies Testing      2320 W. Peoria Ave.,                Electronic components,
        Division                       Bldg. D-133                         P/C boards

        Cofer Component Processing     214 Devcon Drive                    Electronic components,
                                       San Jose, CA 95112                  P/C boards

        Logistix                       48021 Warm Springs Blvd.            Electronic components,
                                       Fremont, CA 94539                   P/C boards

        NJ Met                         1240 Main Ave.                      Electronic components,
                                       Clifton, NJ 07011                   P/C boards

        Testing Lab of North           22 Sixth Road                       Electronic components,
        America                        Woburn, MA 01801                    P/C boards

        Vivid Inc.                     1250 Memorex Dr.                    Electronic components,
                                       Santa Clara, CA 95050               P/C boards

        Pacific Business Systems       7 Hammond                           Computer components
                                       Irvine, CA 92618

                                                   E-[2]-5



        Artecon Inc.                   6305 El Camino Real                 Computer components
                                       Carlsbad, CA 92009

        Andataco                       10140 Mesa Rim Road                 Computer components
                                       San Diego, CA 92121

        Micro Standard                 18133 NE 68th D100                  Computer components
        Distributors                   Redmond, WA 98052

        Dolch Computer                 3178 Laurelview Ct.                 Computer components
                                       Fremont, CA 94538

        Rare Systems                   Special handling #165               Computer components
                                       13745 Neutron Road
                                       Dallas, TX 75244

        Xiotech Corporation            6509 Flying Cloud Drive             Computer components
                                       Eden Prairie, MN 55346

        Media 100 Inc.                 290 Donald Lynch Blvd.              Computer components
                                       Marlboro, MA 01752

        Partech Inc.                   8383 Seneca Turnpike                Computer components
                                       New Hartford, NY 13413

        RM Schultz & Associates        1809 S. State Route 13              Computer components
                                       McHenry, IL 60050

        Gemini Digital Products        701 S. 5th Street                   Computer components
                                       Hopkins, MN 55343

        Encore Technology Group        422 E. Ramsey                       Computer components
                                       San Antonio, TX 78216

        Pinnacle Data Systems,         2155 Dublin Road                    Computer components
        Inc.                           Columbus, OH 43228


                  Of the persons and entities listed above in this item 9;

                  a. The following persons and entities are warehouses which issue warehouse receipts:

                                       Person or
                                         Entity
                              -----------------------------

                                          None

                                     E-[2]-6

                  b. The following persons and entities process or finish inventory or other goods for Borrower:

                                       Person or
                                         Entity
                              -----------------------------

                                          None

                  c. The following persons and entities hold inventory or other goods on consignment for Borrower:

                                       Person or
                                         Entity
                              -----------------------------

                              American Reliability
                              Bell Technologies
                                  Testing Division
                              Cofer Component
                                   Processing
                              Logistix
                              Multitech
                              Necom
                              NJ Met
                              SMT Dynamics
                              Testing Lab of North
                                 America
                              Vivid Inc.
                              Pacific Business
                                 Systems
                              Artecon Inc.
                              Andataco
                              Micro Standard
                                 Distributors
                              Dolch Computer
                              Rare Systems
                              Xiotech Corporation
                              Media 100
                              Partech Inc.
                              RM Schultz &
                                 Associates
                              Gemini Digital
                                 Products
                              Encore Technology
                                 Group
                              Pinnacle Data
                                 Systems, Inc.

                                    E-[2]-7

                  d. The following other persons and entities have possession of assets of Borrower for the purposes indicated:

                              Person or                 Purpose
                               Entity
                      --------------------------  -----------------------------

                                None

                   10. The following is a complete list of all motor vehicles owned by Borrower (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                           State of               State in which
         Vehicle                         Registration                 Based
         -----------------------    -----------------------    -----------------

         Van, Ford 1990                       CA                        CA
         Suburban,                            CA                        CA
           Chevrolet, 1979
         Ram 250,                             CA                        CA
           Van-Dodge 1987
         Truck, GMC 1994                      CA                        CA
         Astro Van,                           CA                        CA
           Chevrolet
         1996
         Astro Van,                           CA                        CA
           Chevrolet 1996

                  11. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of Borrower which are subject to any certificate of title or other registration statute of the United States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                  Registration
       Goods                         System                   Jurisdiction
-----------------------  -----------------------------  ------------------------
      None

                  12.  The   following  is  a  complete  list  of  all  patents,
copyrights,  trademarks,  tradenames and service marks registered in the name of
Borrower:

           a.  Patents                                    Registration No.
               ---------------------------------------    ----------------------
               None

           b.  Copyrights                                 Registration No.
               ---------------------------------------    ----------------------
               None

                                    E-[2]-8

           c.  Trademarks,
               Trade Names and
               Service Marks                              Registration No.
               ---------------------------------------    ----------------------
               None

                  13. The following is a complete list of all subsidiaries of Borrower (provide name of subsidiary, jurisdiction of incorporation, outstanding shares and shares owned by Borrower):

                Subsidiary                Jurisdiction               Shares                  Shares Owned
                                                                   Outstanding               by Borrower
         --------------------------   ---------------------   ----------------------   ------------------------
         Bell Microproducts           California                      100                        100
         Canada Inc.


                  14. The following is a complete list of all securities accounts maintained by Borrower (provide name and address of securities intermediary at which maintained, type of account and account number):

                  Securities                 Intermediary                   Type of                 Account Number
                 Intermediary                  Address                      Account
          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------
                     None
          ----------------------------  -----------------------  ------------------------------   -------------------


                  15. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above or held indirectly through securities accounts described in item 14 above), bonds, debentures, notes and other securities owned by Borrower which have a value (higher of cost or market value) of $________ or more (provide name of issuer, a description of security and value):

                                     Description of
              Issuer                    Security                   Value
       ----------------------  --------------------------    -------------------

       ----------------------  --------------------------    -------------------
               None.
       ----------------------  --------------------------    -------------------

                                    E-[2]-9

                  16. The following is a complete list of all notes payable to Borrower not otherwise listed in item 14 above (provide name of obligor, date, original principal amount and current principal balance):

     Obligor                 Date               Original            Current
                                                 Amount             Balance
---------------------   ----------------   -----------------   -----------------
Lyte Optronics Inc.     May 1, 1998        $429,000            $428,886


                  17. The following is a complete list of all bank accounts maintained by Borrower (provide name and address of depository bank, type of account and account number):

           Depository                      Bank                      Type of                    Account
              Bank                        Address                    Account                     Number
    --------------------------   --------------------------   -----------------------   -------------------------
    CB&T Bank                                                 Checking--Flexible         017 00006270
    CB&T Bank                    San Francisco, CA            Checking--Payroll          017 00217170
    CB&T Bank                    San Francisco, CA            Checking                   017 00039970
    First Tennessee              Johnson City, TN             Checking                   8867453
      Bank
    First Chicago                Chicago, IL                  Lock Box                   5287790
      Bank
    CB&T                         San Francisco, CA            Checking                   017 00042370
      (Quadrus)
    First Tennessee              Johnson City, TN             Checking                   8867445
      Bank (Quadrus)
    CB&T Bank                    San Francisco, CA            Checking--Maryland         017 00209870


                  18. Does Borrower regularly receive letters of credit from customers to secure payments of sums owed to Borrower?

                  Yes  _____.        No __x__.

                  19. Does Borrower regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

                  Yes  _____.        No __x__.

                  If  yes,   indicate  the   percentage  of   Borrower's   total
outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%

                                    E-[2]-10

                  20. Does Borrower regularly receive advance deposits from customers for goods not yet delivered to such customers?

                  Yes  _____.        No __x__.

                  21. Does Borrower regularly import goods from outside the United States?

                  Yes  _____.        No __x__.

                  22. The following is a complete list of all third parties who perform data processing services for Borrower or maintain records with respect to Borrower's accounts receivable (provide name and address of third party and describe services performed and/or records maintained):

                Name                Address            Description of Services
                                                            and/or Records
         -------------------  ---------------------   ------------------------
         None


                  23. The following is a complete list of all data processing equipment of Borrower which is leased (provide description of equipment and name and address of lessor):

                                                                 Lessor
 Description of Equipment           Lessor                       Address
--------------------------  ------------------------  --------------------------
None


                  24. The following is a complete list of all data processing equipment of Borrower which is subject to security interests of persons other than Bank (provide description of equipment and name and address of secured party):

   Description of Equipment             Secured Party          Secured Party
                                                                  Address
--------------------------------  -------------------------  -------------------
None

                  25. The most recent federal income tax returns of Borrower that have been audited by the IRS are for the fiscal year ended December 31, 1992.

                  26. Neither Borrower nor any of its property is subject to any tax assessments which are currently outstanding and unpaid except for the following (provide name of assessing authority and amount and description of assessment):

 Assessing Authority               Amount                    Description
-------------------------  ------------------------  ---------------------------
None

                                    E-[2]-11

                  27. Neither Borrower nor any of its property is subject to any judgment lien, attachment, assessment (other than any tax assessments set forth in item 25 above) or any other similar process which is currently outstanding and unpaid except for the following (provide name of party asserting lien, etc., amount and description of lien, etc.):

   Asserting Authority                 Amount                  Description
---------------------------   -------------------------  ----------------------
None


                  28. The following is a complete list of all pending and threatened litigation or claims involving amounts claimed against Borrower in excess of $1,000,000 (provide name of claimant, amount of claim and brief description of claim):

        Claimant                       Amount                 Description
------------------------------  ----------------------  ------------------------
None

                                    E-[2]-12

                                  ATTACHMENT 3
                         TO RESTATED SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                                 DEPOSIT ACCOUNT

                            ___________ __, [19][20]_

[Name of Depositary Bank]
[Address of Depositary Bank]
________________________________
________________________________


         BELL MICROPRODUCTS INC., a California corporation ("Borrower") and CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent for certain financial institutions (in such capacity, "Administrative Agent"), under that certain Third Amended and Restated Credit Agreement dated as of November 12, 1998 (the "Restated Credit Agreement"), hereby notify you that Borrower has granted to Administrative Agent a security interest in all deposit accounts maintained by Borrower with you including, without limitation, the deposit accounts described below:

      Account                      Depositor's                      Account
       Number                         Name                           Type
---------------------     -----------------------------    ---------------------


---------------------     -----------------------------    ---------------------


---------------------     -----------------------------    ---------------------


---------------------     -----------------------------    ---------------------


Borrower and Administrative Agent authorize you to continue to allow Borrower to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Administrative Agent until Administrative Agent shall instruct you otherwise.

                                    E-[3]-1

         Borrower has irrevocably authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Borrower and/or to pay any or all amounts in the Deposit Accounts to Administrative Agent. Borrower irrevocably authorizes and directs you to comply with all such instructions received by you from Administrative Agent without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________


                                            CALIFORNIA BANK & TRUST,
                                            as Administrative Agent


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    E-[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK

         The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Borrower and Administrative Agent to comply with any instruction it may receive from Administrative Agent in accordance therewith. The undersigned confirms to Administrative Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                            ____________________________________


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    E-[3]-3

                                  ATTACHMENT 4
                         TO RESTATED SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                         [SECURITIES][COMMODITY] ACCOUNT


                           __________ __, [19] [20] __



[Name of Intermediary]
[Address of Intermediary]
__________________________
__________________________


         BELL MICROPRODUCTS INC., a California corporation ("Borrower") and CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent for certain financial institutions (in such capacity, "Administrative Agent"), under that certain Third Amended and Restated Credit Agreement dated as of November 12, 1998 (the "Restated Credit Agreement"), hereby notify you that Borrower has granted to Administrative Agent a security interest in all
[securities][commodity] accounts maintained by Borrower with you including, without limitation, the accounts described below:

        Account                   Account Holder's                   Account
        Number                          Name                          Type
   ----------------               ----------------              ----------------

   ----------------               ----------------              ----------------

   ----------------               ----------------              ----------------


Until Administrative Agent shall instruct you otherwise pursuant to the following paragraph, Borrower and Administrative Agent authorize you, without the consent of Administrative Agent, to continue to comply with all directions of Borrower regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

         Borrower has authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Borrower with respect to the Accounts. After your receipt of any such notice, Borrower authorizes and directs you, without the consent of Borrower or further inquiry on your part, to comply with all directions of Administrative Agent regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment

                                    E-[4]-1
property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Administrative Agent or any person designated by Administrative Agent or (c) transfer any or all of the Accounts to the name of Administrative Agent or any person designated by Administrative Agent. Borrower hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Administrative Agent.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________


                                            CALIFORNIA BANK & TRUST,
                                            as Administrative Agent


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    E-[4]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                                 OF INTERMEDIARY


         The undersigned institution hereby acknowledges receipt of the above notice and agrees with Borrower and Administrative Agent to comply with any direction it may receive from Administrative Agent in accordance therewith without the consent of Borrower or further inquiry. The undersigned confirms to Administrative Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Administrative Agent therein.


                                            ____________________________________


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    E-[4]-1

                                  ATTACHMENT 5
                         TO RESTATED SECURITY AGREEMENT

                             INSURANCE ENDORSEMENTS

         1. Property Insurance. Each of the property insurance policies of Borrower shall contain substantially the following endorsements:

                  (a)  CALIFORNIA  BANK  &  TRUST,  as  agent   ("Administrative
         Agent"), shall be named as additional loss payee.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Borrower or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Borrower or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurers of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to its or their interest in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                    E-[5]-1

         2. Liability Insurance. Each of the liability insurance policies of Borrower shall contain substantially the following endorsements:

                  (a) Administrative Agent shall be named as additional insured.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Borrower or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Borrower or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Borrower to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurer of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to their interests in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                    E-[5]-2

                                    EXHIBIT F

                   THIRD AMENDED AND RESTATED PLEDGE AGREEMENT


         THIS THIRD AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of November 12, 1998, is executed by BELL MICROPRODUCTS INC., a California corporation ("Borrower"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent (in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital B below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Second Amended and Restated Credit Agreement dated as of May 23, 1995 (as amended to the date hereof, the "Existing Credit Agreement") among Borrower, the Banks, and Administrative Agent, the Banks agreed to provide to Borrower a certain credit facility. The availability of the credit facility under the Existing Credit Agreement was subject, among other conditions, to the execution and delivery by Borrower of a Second Amended and Restated Pledge Agreement dated as of May 23, 1994 (as amended to the date hereof, the "Existing Pledge Agreement").

         B. Borrower has requested the Banks to amend the Existing Credit Agreement to increase the amount of the credit facility provided for therein and to make certain other changes. Pursuant to a Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Borrower, the Banks and Administrative Agent, the Banks have agreed so to amend the Existing Credit Agreement upon the terms and subject to the conditions set forth in the Restated Credit Agreement including, without limitation, the execution and delivery by Borrower of this Third Amended and Restated Pledge Agreement (this "Restated Pledge Agreement") which amends and, for convenience of reference, restates the Existing Pledge Agreement as so amended in its entirety.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Borrower hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, that the Existing Pledge Agreement shall be amended and restated to read in its entirety as follows:

         1. Definitions and Interpretation. When used in this Restated Pledge Agreement, the following terms shall have the following respective meanings:

                  "Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Existing Credit Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Existing Pledge Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Administrative Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Pledged Shares" shall have the meaning given to that term in paragraph 2 hereof.

                  "Restated Credit Agreement" shall have the meaning given to that term in Recital B hereof.

                  "Restated  Pledge  Agreement"  shall have the meaning given to
         that  term  in   Recital  B  hereof  as  further   amended,   modified,
         supplemented or replaced from time to time.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Restated Pledge Agreement, apply to this Restated Pledge Agreement and are hereby incorporated by reference.

         2. Pledge. As security for the Obligations, Borrower hereby pledges and assigns to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) and grants to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) a security interest in all right, title and interest of Borrower in and to the property described in subparagraphs
(a) - (f) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

                  (a) All shares of stock issued by any corporation or other entity, including the shares of stock described in Attachment 1 hereto (all such shares, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in

         Attachment 1, to be referred to herein collectively as the "Pledged Shares");

                  (b)      All other certificated and uncertificated securities;

                  (c) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the property described in subparagraph (a) or (b) above; and

                  (f)      All proceeds of the foregoing.

         3. Representations and Warranties. Borrower represents and warrants to Administrative Agent and the Secured Creditors as follows:

                  (a) Borrower is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral.

                  (b) Administrative Agent has (or in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Pledged Shares have been (or in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares, at the time Borrower acquires rights therein, will be) non-assessable.

                  (d)  No   portion   of  the   Pledged   Shares   consists   of
         uncertificated securities.

                  (e) Borrower has delivered to Administrative Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

                  (f) Set forth in Attachment 1 hereto is a true, complete and accurate list of all shares of stock issued by Borrower's Subsidiaries and all other securities owned by Borrower. All information set forth in Attachment 1 is true, complete and accurate.

         4.       Covenants.  Borrower hereby agrees as follows:

                  (a) Borrower, at Borrower's expense, shall promptly procure, execute and deliver to Administrative Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Administrative Agent therein and the first priority of such Lien or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Borrower shall (i) procure, execute and deliver to Administrative Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Administrative Agent, (ii) deliver to Administrative Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and (iii) cause the Lien of Administrative Agent to be recorded or registered in the books of any financial intermediary or clearing corporation reasonably requested by Administrative Agent.

                  (b) Borrower shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except to the extent that Borrower is contesting such taxes or other Governmental Charges in good faith by appropriate proceedings with adequate reserves established therefor in accordance with GAAP.

                  (c) Borrower shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Collateral to a deposit account for which Borrower has complied with subparagraph 4(e) of the Restated Security Agreement and in which Administrative Agent has a first priority perfected security interest.

                  (d) Borrower shall appear in and defend any action or proceeding which may affect its title to or Administrative Agent's interest in the Collateral.

                  (e) Borrower shall not surrender or lose possession of (other than to Administrative Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and, notwithstanding any provision of the Restated Credit Agreement, Borrower shall keep the Collateral free of all Liens.

         5. Voting Rights and Dividends Prior to Payment Default. Unless an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of Borrower to make a scheduled payment, a payment due upon acceleration or otherwise) has occurred and is continuing:

                  (a) Borrower may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged Shares or any part thereof; provided, however, that Borrower shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (i) to impair any Collateral, the Lien granted to Administrative Agent therein, the first priority of such Lien or Administrative Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Restated Pledge Agreement and the other Credit Documents.

                  (b) Borrower may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. Borrower shall promptly deliver to Administrative Agent to hold as Collateral all dividends and interest which Borrower is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Administrative Agent, segregated from the other property or funds of Borrower.

         6. Authorized Action by Administrative Agent. Borrower hereby irrevocably appoints Administrative Agent as its attorney-in-fact and agrees that Administrative Agent may perform (but Administrative Agent shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Restated Pledge Agreement to perform, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Borrower relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Administrative Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Borrower agrees to reimburse Administrative Agent within thirty (30) days after written demand for all reasonable costs and expenses, including attorneys' fees, Administrative Agent may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Borrower agrees that such care as Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Administrative Agent's possession; provided, however, that Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         7.       Events of Default.

                  (a) Event of Default. Borrower shall be deemed in default under this Restated Pledge Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement.

                  (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of Borrower to make a scheduled payment, a payment due upon acceleration or otherwise):

                           (i) All rights of Borrower to exercise the voting and
                  other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Administrative Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                           (ii) Borrower shall promptly deliver to Administrative Agent to hold as Collateral all dividends and interest received by Borrower in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Administrative Agent, segregated from the other property or funds of Borrower.

                  (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Administrative Agent by this Restated Pledge Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies:
         (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Administrative Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Restated Pledge Agreement;
         (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Administrative Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Administrative Agent; (iii) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Administrative Agent may determine; and (iv) require Borrower to assemble all records and information relating to the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent. In any case where notice of any sale or disposition of any Collateral is required, Borrower hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

                  (d)      Securities Laws.

                           (i) Borrower acknowledges and recognizes that Administrative Agent may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Borrower acknowledges that any such private sales may be at prices and on terms less favorable to Administrative Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                           (ii) Upon the  occurrence  of an Event of Default and
                  at Administrative Agent's request, Borrower shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Administrative Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Administrative Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.

         8.       Miscellaneous.

                  (a) Notices. Except as otherwise specified herein, all notices, requests, demands, consents, instructions or other communications to or upon Borrower or Administrative Agent under this Restated Pledge Agreement shall be given as provided in Paragraph 8.01 of the Restated Credit Agreement.

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Restated Pledge Agreement may be amended or waived only as provided in the Restated Credit Agreement. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Restated Pledge Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Borrower and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Borrower may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement.

         Administrative Agent and the Banks may disclose this Restated Pledge Agreement as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Restated Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Restated Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Restated Pledge Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Borrower waives any right to require Administrative Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Administrative Agent's or such Bank's power.

                  (f) Payments Free of Taxes, Etc. All payments made by Borrower under this Restated Pledge Agreement shall be made by Borrower free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Borrower shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Restated Pledge Agreement. Upon request by Administrative Agent, Borrower shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law. This Restated Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules (except to the extent otherwise provided in the UCC).

                  IN WITNESS WHEREOF, Borrower has caused this Restated Pledge Agreement to be executed as of the day and year first above written.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                                     ATTACHMENT 1
                                             TO RESTATED PLEDGE AGREEMENT

                                                    PLEDGED SHARES

                                                                             Shares Owned           Shares Owned
                                  Class               Outstanding              Directly              Indirectly
         Issuer                 of Stock                 Shares               by Borrower            by Borrower
         ------                 --------                 ------               -----------            -----------
   Bell Microproducts            Common                   100                     100                     0
      Canada, Inc.

                                                     F[1]-1

                                    EXHIBIT G

                              BELL CANADA GUARANTY

         THIS GUARANTY, dated as of November 12, 1998 is executed by BELL MICROPRODUCTS CANADA INC., a California corporation ("Guarantor"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as administrative agent (in such capacity, and each successor thereto in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to amend and restate such existing credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Guaranty, duly executed by Guarantor. Guarantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Adjusted  Net Worth"  shall  mean,  with  respect to
                  Guarantor at any time, the remainder of (i) the fair value of the assets of Guarantor as of such date, minus (ii) the fair value of the liabilities of Guarantor as of such date (excluding, however, any liability of Guarantor hereunder), such assets and liabilities to be determined in accordance with any state or federal fraudulent conveyance or transfer law which is applicable to this Guaranty.

                           "Administrative  Agent" shall have the meaning  given
                  to that term in the introductory paragraph hereof.

                           "Banks"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Borrower"  shall have the meaning given to that term
                  in the Recital A hereof.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Restated Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed   Obligations"   shall  mean  all  loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Administrative Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Guarantor Documents" shall have the meaning given to
                  that term in paragraph 3 hereof.

                           "Insolvency   Proceeding"  shall  mean  any  case  or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Maximum  Guaranty  Amount"  shall mean, at any time,
                  the greatest of (i) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor at such time, (ii) ninety-five percent (95%) of the Adjusted Net Worth of Guarantor on the date hereof and (iii) the value derived by Guarantor from the Guaranteed Obligations incurred at or prior to such time.

                           "Restated  Credit  Agreement"  shall have the meaning
                  given to that term in the Recital A hereof.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this Guaranty and are hereby incorporated by reference. Guarantor acknowledges receipt of copies of the Restated Credit Agreement and the other Credit Documents.

         2.       Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Administrative Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Administrative Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Maximum Guaranty Amount. The liability of Guarantor under this Guaranty shall not at any time exceed the Maximum Guaranty Amount; provided, however, that Administrative Agent and the Banks may permit the Guaranteed Obligations to exceed the foregoing limitation without affecting Guarantor's liability hereunder.

                  (e) Termination. This Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Administrative Agent or any Bank after receipt.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and the Banks that (a) Guarantor is a corporation duly organized, validly, existing and in good standing under the laws of its state of incorporation and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect;
(b) the execution, delivery and performance by Guarantor of this Guaranty and the other Credit Documents executed or to be executed by Guarantor (collectively, the "Guarantor Documents") are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (c) this Guaranty and the other Guarantor Documents have been duly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (d) the execution, delivery and performance of this Guaranty and the other Guarantor Documents do not (i) violate any Requirement of Law applicable to Guarantor,
(ii) contravene any material Contractual Obligation of Guarantor, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor except Permitted Liens; (e) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by Guarantor of this Guaranty and the other Guarantor Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (f) Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (g) Guarantor is not in violation of any Requirement of Law or Contractual Obligation applicable to Guarantor other than those the consequences of which could not have a Material Adverse Effect; (h) Guarantor is neither an investment company (as defined in the Investment Company Act of 1940) nor controlled by an investment company; and
(i) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a Material Adverse Effect.

         4. Covenants. Guarantor hereby agrees (a) to deliver to Administrative Agent (i) promptly after Guarantor becomes aware of any Default or Event of Default or of any other event or condition which could have a Material Adverse Effect, notice thereof, and (ii) such other information regarding the business, operations or financial or other condition of Guarantor as Administrative Agent may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Government Authority upon Guarantor or its property as and when they become due; (c) to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations applicable to Guarantor; (d) to maintain its corporate existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses in the same geographic areas as Guarantor; and (f) to the extent covenants set forth in the Restated Credit Agreement apply to Subsidiaries of Borrower, to comply with such covenants.

         5. Authorizations. Guarantor authorizes the Banks and Administrative Agent, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to
(a) create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale;
(e) otherwise exercise any right or remedy it may have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations or any Collateral; and (g) assign the Guaranteed Obligations, this Guaranty, or the other Credit Documents in whole or in part.

         6. Waivers. Guarantor waives (a) any right to require the Banks or Administrative Agent to (i) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Guaranteed Obligations, or
(iii) pursue any other remedy in the Banks' or Administrative Agent's power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Administrative Agent or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Guaranteed Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to enforce any remedy which Administrative Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by
Administrative Agent or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Administrative Agent or any Bank of the financial condition of Borrower or any other guarantor of the

Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Guaranteed Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives (i) all rights and defenses arising out of an election of remedies by Administrative Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranty, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. Subordination. Guarantor hereby subordinates any Indebtedness of Borrower to Guarantor to the Guaranteed Obligations. Guarantor agrees that after the occurrence and during the continuance of any Default or Event of Default the Banks and Administrative Agent shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Indebtedness of Borrower to Guarantor. Any payments on such Indebtedness of Borrower to Guarantor made after the occurrence and during the continuance of any Default or Event of Default, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After the occurrence and during the continuance of any Default or Event of Default, Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Guaranteed Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such Indebtedness to Administrative Agent for application to the Guaranteed Obligations.

         8.       General Pledge; Setoff.

                  (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Administrative Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Administrative Agent, for the benefit of the Banks and Administrative Agent, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Administrative Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Administrative Agent and the Banks shall have all rights and remedies of a secured party with respect to such property.

                  (b) Setoff. In addition to any rights and remedies of Administrative Agent and the Banks provided by law, Administrative Agent and the Banks shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations then due any amount owing from any Bank or Administrative Agent to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with any Bank or Administrative Agent, at or at any time after, the happening of any of the above mentioned events.

                  (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Bank or Administrative Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Administrative Agent.

         9.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Guarantor under this Guaranty shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:              California Bank & Trust
                                            320 California Street, Suite 600
                                            San Francisco, CA  94104
                                            Attn:    Relationship Manager -
                                                     Bell Microproducts
                                            Telephone:  (415) 445-8725
                                            Facsimile:  (415) 296-9617

         Guarantor:                         Bell Microproducts Canada, Inc.
                                            c/o Bell Microproducts, Inc.
                                            1941 Ringwood Avenue
                                            San Jose, CA  95131
                                            Attn: Mr. Don W. Bell
                                                  President
                                            Telephone:  (408) 451-1635
                                            Facsimile:  (408) 451-1694

                  (b) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Administrative Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Guarantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Guaranty as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's or the Bank's rights hereunder.

                  (f) Payments Free of Taxes, Etc. All payments made by Guarantor under this Guaranty shall be made by Guarantor free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Guarantor shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Guaranty. Upon request by Administrative Agent, Guarantor shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law and Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Guaranty, Guarantor consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Guarantor irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Guaranty. Guarantor waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (h)      Arbitration.

                           (i) This subparagraph 9(h) concerns the resolution of
                  any controversies or claims between or among Guarantor, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Guaranty  or any  other  Guarantor
                           Document;

                                    (B) Any  violation  of this  Guaranty or any
                           other Guarantor Document; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Guarantor and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Guarantor, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Guarantor, each Bank and Administrative

                  Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Guarantor,  the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(h) does not limit the right of Guarantor, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Guarantor, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF GUARANTOR, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(h) HEREOF.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                            BELL MICROPRODUCTS CANADA INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                    EXHIBIT H

                          BELL CANADA PLEDGE AGREEMENT


         THIS PLEDGE AGREEMENT, dated as of November 20, 1998, is executed by BELL MICROPRODUCTS CANADA INC., a California corporation ("Bell Canada"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent (in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks'  obligations  to amend and restate such  existing  credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Pledge Agreement, duly executed by Bell Canada. Bell Canada expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bell Canada hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1. Definitions and Interpretation. When used in this Pledge Agreement, the following terms shall have the following respective meanings:

                  "Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Bell Canada" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in Recital A hereof.

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Domestic Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is created or organized in the United States under the laws of the

         United States or any state of the United States, and with respect to Bell Canada, shall include, without limitation, as of the date hereof, each of the Subsidiaries listed on Part A of Attachment 1 hereto.

                  "Domestic Subsidiary Membership Interests" shall mean all Subsidiary Membership Interests in Domestic Subsidiaries.

                  "Domestic Subsidiary Shares" shall mean all Subsidiary Shares in Domestic Subsidiaries.

                  "Foreign Subsidiary" shall mean, with respect to any Person, any Subsidiary of such Person which is not a Domestic Subsidiary, and with respect to Bell Canada, shall include, without limitation, as of the date hereof, each of the Subsidiaries listed on Part B of Attachment 1 hereto.

                  "Foreign Subsidiary Membership Interests" shall mean all Subsidiary Membership Interests in Foreign Subsidiaries.

                  "Foreign Subsidiary Shares" shall mean all Subsidiary Shares in Foreign Subsidiaries.

                  "Governance Agreements" shall mean, with respect to any entity which is not a corporation, the operating agreement and the other organizational or governing documents of such entity.

                  "Membership Interests" shall mean, with respect to any entity that is not a corporation, all membership interests issued by such entity, together with (a) all interest in the property and assets of such entity; (b) all interest in and to all capital and other accounts maintained by such entity; (c) all rights and interests in the Governance Agreements of such entity, including any and all enforcement and cure rights thereunder, and all income, gain, loss, deductions, credits, capital contributions, distributions, and refunds of capital of any nature and the proceeds of any of the foregoing; and (d) all rights to exercise and enforce every right, power, remedy, authority, option and privilege relating to such entity, including without limitation, any power to dissolve such entity or terminate, cancel or modify any of the Governance Agreements, to exercise any right of first refusal or option to acquire any membership interest in such entity and the right to acquire or offer to third parties the membership interests of such entity pursuant to its Governance Agreements.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Administrative Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Pledge Agreement" shall mean this Pledge Agreement as further amended, modified, supplemented or replaced from time to time.

                  "Pledged Membership Interests" shall mean the Subsidiary Membership Interests described in subparagraphs 2(b) and 2(d) hereof, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in Attachment 1.

                  "Pledged Shares" shall mean the Subsidiary Shares described in subparagraphs 2(a) and 2(c) hereof, whether now owned or hereafter acquired, whether certificated or uncertificated and whether or not described in Attachment 1.

                  "Restated  Credit  Agreement"  shall have the meaning given to
         that  term  in   Recital  A  hereof  as  further   amended,   modified,
         supplemented or replaced from time to time.

                  "Subsidiary Membership Interests" shall mean, with respect to any Subsidiary of Bell Canada the ownership interest of which is not represented by certificated or uncertificated securities, all Membership Interests issued by such Subsidiary.

                  "Subsidiary Shares" shall mean, with respect to any Subsidiary of Bell Canada, all Equity Securities issued by such Subsidiary.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Pledge Agreement, apply to this Pledge Agreement and are hereby incorporated by reference.

         2. Pledge. As security for the Obligations, Bell Canada hereby pledges and assigns to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) and grants to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) a security interest in all right, title and interest of Bell Canada in and to the property described in subparagraphs (a) - (f) below, whether now owned or hereafter acquired (collectively and severally, the "Collateral"):

                  (a) All Domestic Subsidiary Shares;

                  (b) All Domestic Subsidiary Membership Interests;

                  (c) All Foreign Subsidiary Shares;

                  (d) All Foreign Subsidiary Membership Interests;

                  (e) All other certificated and uncertificated securities;

                  (f) All dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any of the property described in subparagraph (a) through (e) above; and

                  (g) All proceeds of the foregoing.

         3. Representations and Warranties. Bell Canada represents and warrants to Administrative Agent and the Banks as follows:

                  (a) Bell Canada is the record legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Bell Canada acquires rights in the Collateral, will be the record legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Bell Canada acquires rights therein, will have) any right, title, claim or interest (by way of Lien (other than Permitted Liens), purchase option or otherwise) in, against or to the Collateral.

                  (b) Administrative Agent has (or in the case of after-acquired Collateral, at the time Bell Canada acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Pledged Shares and all Pledged Membership Interests have been (or in the case of after-acquired Pledged Shares or Pledged Membership Interests, at the time Bell Canada acquires rights therein, will have been) duly authorized, validly issued and fully paid and are (or in the case of after-acquired Pledged Shares or Pledged Membership Interests, at the time Bell Canada acquires rights therein, will be) non-assessable.

                  (d)  No   portion   of  the   Pledged   Shares   consists   of
         uncertificated securities.

                  (e)  Bell  Canada  has  delivered  to  Administrative   Agent,
         together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same.

                  (f) Bell Canada keeps all records concerning the Pledged Membership Interests, the other Collateral and all certificates, instruments and other writings evidencing the same at its chief executive office located at 1941 Ringwood Avenue, San Jose, California 95131;

                  (g) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders or members of any Person) is required in connection with the execution, delivery and performance by Bell Canada of this Pledge Agreement, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect;

                  (h) Set forth in Attachment 1 hereto is a true, complete and accurate list of all Equity Securities and Membership Interests issued by Bell Canada's Subsidiaries and all other Equity Securities and Membership Interests owned by Bell Canada. All information set forth in Attachment 1 is true, complete and accurate.

         4. Covenants. Bell Canada hereby agrees as follows:

                  (a) Bell Canada, at Bell Canada's expense, shall promptly procure, execute and deliver to Administrative Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Administrative Agent therein and the first priority of such Lien or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Bell Canada shall
         (i) procure, execute and deliver to Administrative Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Administrative Agent, (ii) deliver to Administrative Agent promptly upon receipt the originals of all Pledged Shares, other certificated securities, other Collateral and all certificates, instruments and other writings evidencing the same and
         (iii) cause the Lien of Administrative Agent to be recorded or registered in the books of any financial intermediary or clearing corporation reasonably requested by Administrative Agent.

                  (b) Bell Canada shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except to the extent that Bell Canada is contesting such taxes or other Governmental Charges in good faith by appropriate proceedings with adequate reserves established therefor in accordance with GAAP.

                  (c) With respect to Pledged Membership Interests, Bell Canada shall not (i) admit any person or entity as an additional or substitute member of such entity without Administrative Agent's prior written consent, which Administrative Agent may give or withhold in Administrative Agent's sole discretion; or (ii) alter, amend or modify the Governance Agreements without Administrative Agent's prior written consent, which Administrative Agent shall not unreasonably withhold; provided, however, that Agent's prior written consent shall not be required for technical amendments to the Governance Agreements which
         (A) in no way materially affect Assignor's rights or obligations under the Governance Agreements or (B) in no way affect the Borrower's rights or obligations or affect the Borrower's ability to perform its obligations or exercise its rights under the Credit Documents; provided further that technical amendments shall not include amendments to the Governance Agreements that affect voting or consent rights.

                  (d) Without ninety (90) days' prior written notice to Administrative Agent, Bell Canada shall not change its name or place of business (or, if Bell Canada has more than one place of business, its chief executive office), or the office in which Bell Canada's records relating to the Pledged Membership Interests are kept.

                  (e) Bell Canada shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Collateral to a deposit account in which Administrative Agent has a first priority perfected security interest.

                  (f) Bell Canada shall appear in and defend any action or proceeding which may affect its title to or Administrative Agent's interest in the Collateral.

                  (g) Bell Canada shall not surrender or lose possession of (other than to Administrative Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement.

         5. Voting Rights and Dividends Prior to Payment Default. Unless an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of Bell Canada to make a scheduled payment, a payment due upon acceleration or otherwise) has occurred and is continuing and Bell Canada has not made the appropriate payments under the Bell Canada Guaranty in connection therewith:

                  (a) Bell Canada may exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Pledged
         Shares and the Pledged Membership Interests or any part thereof; provided, however, that Bell Canada shall not exercise or refrain from exercising any such rights where the consequence of such action or inaction would be (i) to impair any Collateral, the Lien granted to Administrative Agent therein, the first priority of such Lien or Administrative Agent's rights and remedies hereunder with respect to any Collateral or (ii) otherwise inconsistent with the terms of this Pledge Agreement and the other Credit Documents.

                  (b) Bell Canada may receive and retain all dividends and interest paid in cash in respect of the Pledged Shares and the Pledged Membership Interests, except for any such dividends and interest paid in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus. Bell Canada shall promptly deliver to Administrative Agent to hold as Collateral all dividends and interest which Bell Canada is not entitled to receive and retain pursuant to the preceding sentence, in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Administrative Agent, segregated from the other property or funds of Bell Canada.

         6. Authorized Action by Administrative Agent. Bell Canada hereby irrevocably appoints Administrative Agent as its attorney-in-fact and agrees that Administrative Agent may perform (but Administrative Agent shall not be obligated to and shall incur no liability to Bell Canada or any third party for failure so to do) any act which Bell Canada is obligated by this Pledge Agreement to perform, and to exercise such rights and powers as Bell Canada might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Bell Canada relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Administrative Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Bell Canada agrees to reimburse Administrative Agent within thirty (30) days after written demand for all reasonable costs and expenses, including attorneys' fees, Administrative Agent may incur while acting as Bell Canada's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Bell Canada agrees that such care as Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Administrative Agent's possession; provided, however, that Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         7.       Events of Default.

                  (a) Event of Default. Bell Canada shall be deemed in default under this Pledge Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement, which Bell Canada has not otherwise cured under the Bell Canada Guaranty.

                  (b) Voting Rights and Dividends. Upon the occurrence and during the continuance of an Event of Default under Subparagraph 6.01(a) of the Restated Credit Agreement (whether resulting from the failure of Borrower to make a scheduled payment, a payment due upon acceleration or otherwise, or Bell Canada to make the appropriate payments under the Bell Canada Guaranty):

                           (i) All rights of Bell Canada to exercise  the voting
                  and other consensual rights which it would otherwise be entitled to exercise pursuant to subparagraph 5(a) hereof and to receive the dividends and interest payments which it would otherwise be authorized to receive and retain pursuant to subparagraph 5(a) hereof shall cease and all such rights shall thereupon become vested in Administrative Agent which shall thereupon have the sole right, but not the obligation, to exercise such voting and other consensual rights and to receive and hold as Collateral such dividends and interest payments.

                           (ii) Bell Canada shall promptly deliver to Administrative Agent to hold as Collateral all dividends and interest received by Bell Canada in the same form as so received (with any necessary endorsement), and, until so delivered, shall hold such dividends and interest in trust for the benefit of Administrative Agent, segregated from the other property or funds of Bell Canada.

                  (c) Other Rights and Remedies. In addition to all other rights and remedies granted to Administrative Agent by this Pledge Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Administrative Agent may, upon the occurrence and during the continuance of any

         Event of Default, which Bell Canada has not otherwise cured under the Bell Canada Guaranty, exercise any one or more of the following rights and remedies: (i) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Administrative Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Pledge Agreement; (ii) notify any or all issuers of or transfer or paying agents for the Collateral or any applicable clearing corporation, financial intermediary or other Person to register the Collateral in the name of Administrative Agent or its nominee and/or to pay all dividends, interest and other amounts payable in respect of the Collateral directly to Administrative Agent;
         (iii) subject to applicable law, sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Administrative Agent may determine; and (iv) require Bell Canada to assemble all records and information relating to the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent. In any case where notice of any sale or disposition of any Collateral is required, Bell Canada hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

                  (d)      Securities Laws.

                           (i) Bell  Canada  acknowledges  and  recognizes  that
                  Administrative Agent may be unable to effect a public sale of all or a part of the Pledged Shares and may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obligated to agree, among other things, to acquire the Pledged Shares for their own account, for investment and not with a view to the distribution or resale thereof. Bell Canada acknowledges that any such private sales may be at prices and on terms less favorable to Administrative Agent than those of public sales, and agrees that such private sales shall be deemed to have been made in a commercially reasonable manner and that Administrative Agent has no obligation to delay sale of any Pledged Shares to permit the issuer thereof to qualify the Pledged Shares for distribution by prospectus under applicable Canadian securities laws, or register it for public sale under the Securities Act of 1933, as amended, or under any state securities law.

                           (ii) Upon the occurrence of an Event of Default,  not
                  otherwise cured by Bell Canada under the Bell Canada Guaranty and at Administrative Agent's request, Bell Canada shall, and shall cause all issuers of Collateral and all officers and directors thereof and all other necessary Persons to, execute and deliver all documents, instruments and agreements and perform all other acts necessary or, in the opinion of Administrative Agent, advisable to sell the Collateral in any public or private sale, including any acts requested by Administrative Agent to (A) register any Collateral under the Securities Act of 1933, (B) qualify any Collateral under any state securities or "Blue Sky" laws or (C) otherwise permit any such sale to be made in full compliance with all applicable Governmental Rules.

         8. Authorizations. Bell Canada authorizes the Banks and Administrative Agent, in their discretion, without notice to Bell Canada, irrespective of any change in the financial condition of Borrower, Bell Canada or any other guarantor of the Obligations since the date hereof, and without affecting or impairing in any way the liability of Bell Canada hereunder, from time to time to (a) create new Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, Bell Canada, any other guarantor of the Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Obligations or any Collateral; and (g) assign the Obligations, this Pledge Agreement, or the other Credit Documents in whole or in part.

         9. Waivers. Bell Canada waives (a) any right to require the Banks or Administrative Agent to (i) proceed against Borrower or any other guarantor of the Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Obligations, or (iii) pursue any other remedy in the Banks' or Administrative Agent's power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Bell Canada against Borrower, any other guarantor of the Obligations or any security, whether resulting from an election by Administrative Agent or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Obligations, any right of contribution, and right to enforce any remedy which Administrative Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by Administrative Agent or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Pledge Agreement and of the existence, creation or incurring of new or additional Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Administrative Agent or any Bank of the financial condition of Borrower or any other guarantor of the Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Obligations. Bell Canada has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Bell Canada hereby waives (i) all rights and defenses arising out of an election of remedies by Administrative Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed Bell Canada's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Bell Canada may have by reason of protection afforded to Borrower with respect to the Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Pledge Agreement, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Bell Canada by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         10.      Miscellaneous.

                           (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Bell Canada under this Pledge Agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:              California Bank & Trust
                                            320 California Street, Suite 600
                                            San Francisco, CA  94104
                                            Attn:    Relationship Manager -
                                                     Bell Microproducts
                                            Telephone:  (415) 445-8725
                                            Facsimile:  (415) 296-9617
         Bell Canada:                       Bell Microproducts Canada, Inc.
                                            c/o Bell Microproducts, Inc.
                                            1941 Ringwood Avenue
                                            San Jose, CA  95131
                                            Attn: Mr. Don W. Bell
                                                  President
                                            Telephone:  (408) 451-1635
                                            Facsimile:  (408) 451-1694

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Pledge Agreement may be amended or waived by written instruments signed by Guarantor and Agent.. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Pledge Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Bell Canada and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Bell Canada may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent and the Banks may disclose this Pledge Agreement as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Pledge Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Pledge Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Pledge Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Bell Canada waives any right to require Administrative Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Administrative Agent's or such Bank's power.

                  (f) Payments Free of Taxes, Etc. All payments made by Bell Canada under this Pledge Agreement shall be made by Bell Canada free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Bell Canada shall pay promptly when due any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Pledge Agreement. Upon request by Administrative Agent, Bell Canada shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Governing Law and Jurisdiction. This Pledge Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Pledge Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Pledge Agreement, Bell Canada consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Bell Canada irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Pledge Agreement. Bell Canada waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (h)      Arbitration.

                           (i) This  subparagraph  10(h) concerns the resolution
                  of any controversies or claims between or among Bell Canada, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A)  This  Pledge  Agreement  or  any  other
                           Credit Document to which Bell Canada is a party;

                                    (B) Any  violation of this Pledge  Agreement
                           or any other Credit Document to which Bell Canada is a party; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Bell Canada and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the  request  of  Bell  Canada,  any  Bank or
                  Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Bell Canada, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A)   Bell    Canada,    the    Banks    and
                           Administrative Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 10(h) does not limit the right of Bell Canada, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Bell Canada, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF BELL CANADA, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS PLEDGE AGREEMENT OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 10(h) HEREOF.

                  IN WITNESS WHEREOF, Bell Canada has caused this Pledge Agreement to be executed as of the day and year first above written.


                                            BELL MICROPRODUCTS INC.


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________


                                            CALIFORNIA BANK & TRUST,
                                            as Administrative Agent


                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                                     ATTACHMENT 1
                                                  TO PLEDGE AGREEMENT


                                                        Part A

                        Domestic Subsidiary Shares and Domestic Subsidiary Membership Interests

                                                                         Shares or Membership   Shares or Membership
                                                      Outstanding           Interests Owned        Interests Owned
                                  Class           Shares or Membership         Directly              Indirectly
         Issuer                 of Stock               Interests            by Bell Canada         by Bell Canada
         ------                 --------               ----------           --------------         --------------
Not Applicable
No domestic subsidiaries

                                                         H-[1]-1

                                                     ATTACHMENT 1
                                                  TO PLEDGE AGREEMENT


                                                        Part B

                         Foreign Subsidiary Shares and Foreign Subsidiary Membership Interests

                                                       Outstanding       Shares or Membership   Shares or Membership
                                                        Shares or          Interests Owned        Interests Owned
                                        Class           Membership            Directly              Indirectly
              Issuer                  of Stock(1)      Interests(2)        by Bell Canada         by Bell Canada
              ------                  -----------      ------------        --------------         --------------
Bell Microproducts Canada-Tenex       Common               101                 101                     0
Data ULC


------------------
(1) Astericks indicate non-voting. Otherwise all listed are voting.
(2) There are no Membership Interests in Bell-Tenex.

                                                         H-[1]-2

                                    EXHIBIT I

                               BELL-TENEX GUARANTY

         THIS GUARANTY, dated as of November 20, 1998 is executed by BELL MICROPRODUCTS CANADA -TENEX DATA ULC, a Nova Scotia, Canada unlimited liability company ("Guarantor"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as administrative agent (in such capacity, and each successor thereto in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement referred to in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks' obligations to amend and restate such existing credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Guaranty, duly executed by Guarantor. Guarantor expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.

         C. The Guarantor is a wholly-owned Subsidiary of Bell Microproducts Canada Inc., a California corporation ("Bell Canada"), and Bell Canada is a wholly-owned Subsidiary of Borrower.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Guarantor hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1.       Definitions and Interpretation.

                  (a) Definitions. When used in this Guaranty, the following terms shall have the following respective meanings:

                           "Administrative  Agent" shall have the meaning  given
                  to that term in the introductory paragraph hereof.

                           "Banks"  shall have the meaning given to that term in
                  the introductory paragraph hereof.

                           "Bell  Canada"  shall have the meaning  given to that
                  term in Recital C hereof.

                           "Borrower"  shall have the meaning given to that term
                  in the Recital A hereof.

                           "Disallowed  Post-Commencement Interest and Expenses"
                  shall mean interest computed at the rate provided in the Restated Credit Agreement and claims for reimbursement, costs, expenses or indemnities under the terms of any of the Credit Documents accruing or claimed at any time after the commencement of any Insolvency Proceeding, if the claim for such interest, reimbursement, costs, expenses or indemnities is not allowable, allowed or enforceable against Borrower in such Insolvency Proceeding.

                           "Guaranteed   Obligations"   shall  mean  all  loans,
                  advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to Administrative Agent or any Bank of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including, without limitation, all principal, interest, rent, fees, taxes, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                           "Guarantor" shall have the meaning given to that term
                  in the introductory paragraph hereof.

                           "Guarantor Documents" shall have the meaning given to
                  that term in paragraph 3 hereof.

                           "Insolvency   Proceeding"  shall  mean  any  case  or
                  proceeding under the United States Bankruptcy Code or any other similar law, rule or regulation of the United States or any jurisdiction or any other action or proceeding for the reorganization, liquidation, appointment of a receiver, rearrangement of debts, marshalling of assets or similar action relating to Borrower or Guarantor, their respective creditors or any substantial part of their respective assets, whether or not any such case, proceeding or action is voluntary or involuntary.

                           "Restated  Credit  Agreement"  shall have the meaning
                  given to that term in the Recital A hereof.

         Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement.

                  (b) Other Interpretive Provisions. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Guaranty, apply to this
         Guaranty  and  are  hereby   incorporated   by   reference.

         Guarantor acknowledges receipt of copies of the Restated Credit Agreement and the other Credit Documents.

         2.       Guaranty.

                  (a) Payment Guaranty. Guarantor unconditionally guarantees and promises to pay and perform as and when due, whether at stated maturity, upon acceleration or otherwise, any and all of the Guaranteed Obligations. If any Insolvency Proceeding relating to Borrower is commenced, Guarantor further unconditionally guarantees and promises to pay and perform, upon the demand of Administrative Agent, any and all of the Guaranteed Obligations (including any and all Disallowed Post-Commencement Interest and Expenses) in accordance with the terms of the Credit Documents, whether or not such obligations are then due and payable by Borrower and whether or not such obligations are modified, reduced or discharged in such Insolvency Proceeding. This Guaranty is a guaranty of payment and not of collection.

                  (b) Continuing Guaranty. This Guaranty is an irrevocable continuing guaranty of the Guaranteed Obligations which shall continue in effect until all obligations of the Banks to extend credit to Borrower have terminated and all of the Guaranteed Obligations have been fully, finally and indefeasibly paid. If any payment on any Guaranteed Obligation is set aside, avoided or rescinded or otherwise recovered from Administrative Agent or any Bank, such recovered payment shall constitute a Guaranteed Obligation hereunder and, if this Guaranty was previously released or terminated, it automatically shall be fully reinstated, as if such payment was never made.

                  (c) Independent Obligation. The liability of Guarantor hereunder is independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Guarantor irrespective of whether action is brought against Borrower or any other guarantor of the Guaranteed Obligations or whether Borrower or any other guarantor of the Guaranteed Obligations is joined in any such action or actions.

                  (d) Termination. This Guaranty shall continue to be in full force and effect and applicable to any Guaranteed Obligations arising thereafter which arise because prior payments of Guaranteed Obligations are rescinded or otherwise required to be surrendered by Administrative Agent or any Bank after receipt.

         3. Representations and Warranties. Guarantor represents and warrants to Administrative Agent and the Banks that (a) Guarantor is an unlimited liability company duly organized, validly, existing and in good standing under the laws of its state of organization and is duly qualified and in good standing in each jurisdiction where the nature of its business or properties requires such qualification, except where the failure to qualify could not have a Material Adverse Effect; (b) the authorized capital of Guarantor consists of 1000 common shares of which 101 (and no more) have been issued and are outstanding as fully paid and are non-assessable, and Bell Canada is the registered and beneficial owner of 101 of the issued and outstanding shares of Guarantor; (c) the authorized capital stock of Bell Canada consists of 100 shares of common stock of which 100 have been duly authorized, validly issued, fully paid and are non-assessable, and Borrower is the record legal and beneficial owner of all such shares; (d) the execution, delivery and performance by Guarantor of this Guaranty and the other Credit Documents executed or to be executed by Guarantor (collectively, the "Guarantor Documents") are within the power of Guarantor and have been duly authorized by all necessary actions on the part of Guarantor; (e) this Guaranty and the other Guarantor Documents have been duly executed and delivered by Guarantor and constitute legal, valid and binding obligations of Guarantor, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency or other laws of general application relating to or affecting the enforcement of creditors' rights generally; (f) the execution, delivery and performance of this Guaranty and the other Guarantor Documents do not (i) violate any Requirement of Law applicable to Guarantor,
(ii) contravene any material Contractual Obligation of Guarantor, or (iii) result in the creation or imposition of any Lien upon any property, asset or revenue of Guarantor except Permitted Liens; (g) no consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Authority or other Person (including, without limitation, the shareholders of any Person) is required in connection with the execution, delivery and performance by Guarantor of this Guaranty and the other Guarantor Documents, except such consents, approvals, orders, authorizations, registrations, declarations and filings that are so required and which have been obtained and are in full force and effect; (h) Guarantor has paid all taxes and other charges imposed by any Governmental Authority due and payable by Guarantor other than those which are being challenged in good faith by appropriate proceedings and for which adequate reserves have been established; (i) Guarantor is not in violation of any Requirement of Law or Contractual Obligation applicable to Guarantor other than those the consequences of which could not have a Material Adverse Effect; (j) Guarantor is neither an investment company (as defined in the Investment Company Act of 1940) nor controlled by an investment company; and
(k) no litigation, investigation or proceeding of any Governmental Authority is pending or, to the knowledge of Guarantor, threatened against Guarantor which, if adversely determined, could have a Material Adverse Effect.

         4. Covenants. Guarantor hereby agrees (a) to deliver to Administrative Agent (i) promptly after Guarantor becomes aware of any Default or Event of Default or of any other event or condition which could have a Material Adverse Effect, notice thereof, and (ii) such other information regarding the business, operations or financial or other condition of Guarantor as Administrative Agent may reasonably request; (b) to the extent failure to do so could have a Material Adverse Effect, to pay all taxes and other charges imposed by any Governmental Authority, as defined in the Restated Credit Agreement, upon Guarantor or its property as and when they become due; (c) to the extent failure to do so could have a Material Adverse Effect, to comply with all Requirements of Law and Contractual Obligations applicable to Guarantor; (d) to maintain its existence and all rights, privileges and franchises necessary for the conduct of its business; (e) to maintain with financially sound and reputable insurance carriers insurance in such amounts, with such deductibles and covering such risks as is customary for companies engaged in similar businesses in the same geographic areas as Guarantor; and (f) to the extent covenants set forth in the Restated Credit Agreement apply to Subsidiaries of Borrower, to comply with such covenants.

         5. Authorizations. Guarantor authorizes the Banks and Administrative Agent, in their discretion, without notice to Guarantor, irrespective of any change in the financial condition of Borrower, Guarantor or any other guarantor of the Guaranteed Obligations since the date hereof, and without affecting or impairing in any way the liability of Guarantor hereunder, from time to time to (a) create new Guaranteed Obligations, and, either before or after receipt of notice of revocation, renew, compromise, extend, accelerate or otherwise change the time for payment or performance of, or otherwise change the terms of the Guaranteed Obligations or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment or performance of the Guaranteed Obligations and exchange, enforce, waive or release any such security; (c) apply such security and direct the order or manner of sale thereof; (d) purchase such security at public or private sale; (e) otherwise exercise any right or remedy it may have against Borrower, Guarantor, any other guarantor of the Guaranteed Obligations or any security, including, without limitation, the right to foreclose upon any such security by judicial or nonjudicial sale; (f) settle, compromise with, release or substitute any one or more makers, endorsers or guarantors of the Guaranteed Obligations or any Collateral; and (g) assign the Guaranteed Obligations, this Guaranty, or the other Credit Documents in whole or in part.

         6. Waivers. Guarantor waives (a) any right to require the Banks or Administrative Agent to (i) proceed against Borrower or any other guarantor of the Guaranteed Obligations, (ii) proceed against or exhaust any security received from Borrower or any other guarantor of the Guaranteed Obligations, or
(iii) pursue any other remedy in the Banks' or Administrative Agent's power whatsoever; (b) any defense arising by reason of the application by Borrower of the proceeds of any borrowing; (c) any defense resulting from the absence, impairment or loss of any right of reimbursement, subrogation, contribution or other right or remedy of Guarantor against Borrower, any other guarantor of the Guaranteed Obligations or any security, whether resulting from an election by Administrative Agent or the Banks to foreclose upon security by nonjudicial sale, or otherwise; (d) any setoff or counterclaim of Borrower or any defense which results from any disability or other defense of Borrower or the cessation or stay of enforcement from any cause whatsoever of the liability of Borrower (including, without limitation, the lack of validity or enforceability of any Credit Document); (e) any right to exoneration of sureties which would otherwise be applicable; (f) until all obligations of the Banks to extend credit under the Restated Credit Agreement are terminated and all Guaranteed Obligations of Borrower are satisfied in full, any right of subrogation or reimbursement and, if there are any other guarantors of the Guaranteed Obligations, any right of contribution, and right to enforce any remedy which Administrative Agent or any Bank now has or may hereafter have against Borrower, and any benefit of, and any right to participate in, any security now or hereafter received by
Administrative Agent or the Banks; (g) all presentments, demands for performance, notices of non-performance, notices delivered under the Restated Credit Agreement or any Credit Document, protests, notice of dishonor, and notices of acceptance of this Guaranty and of the existence, creation or incurring of new or additional Guaranteed Obligations and notices of any public or private foreclosure sale; (h) the benefit of any statute of limitations to the extent permitted by law; (i) any appraisement, valuation, stay, extension, moratorium, redemption or similar law or similar rights for marshalling; and (j) any right to be informed by Administrative Agent or any Bank of the financial condition of Borrower or any other guarantor of the Guaranteed Obligations or any change therein or any other circumstances bearing upon the risk of nonpayment or nonperformance of the Guaranteed Obligations. Guarantor has the ability and assumes the responsibility for keeping informed of the financial condition of Borrower and any other guarantors of the Guaranteed Obligations and of other circumstances affecting such nonpayment and nonperformance risks. Without limiting the generality of any of the foregoing, Guarantor hereby waives
(i)  all  rights  and  defenses  arising  out  of an  election  of  remedies  by

Administrative Agent or any Bank, even though that election of remedies, such as a nonjudicial foreclosure with respect to security for an obligation, has destroyed such Guarantor's rights of subrogation and reimbursement against Borrower by the operation of Section 580d of the Code of Civil Procedure or otherwise, (ii) all rights and defenses Guarantor may have by reason of protection afforded to Borrower with respect to the Guaranteed Obligations pursuant to the antideficiency or other laws of California limiting or discharging the Guaranty, including, without limitation, Section 580a, 580b, 580d, or 726 of the California Code of Civil Procedure, and (iii) all other rights and defenses available to Guarantor by reason of Sections 2787 to 2855, inclusive, of the California Civil Code.

         7. Subordination. Guarantor hereby subordinates any Indebtedness of Borrower to Guarantor to the Guaranteed Obligations. Guarantor agrees that after the occurrence and during the continuance of any Default or Event of Default the Banks and Administrative Agent shall be entitled to receive payment of all Guaranteed Obligations before Guarantor receives payment of any Indebtedness of Borrower to Guarantor. Any payments on such Indebtedness of Borrower to Guarantor made after the occurrence and during the continuance of any Default or Event of Default, if Administrative Agent so requests, shall be collected, enforced and received by Guarantor as trustee for Administrative Agent and be paid over to Administrative Agent on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. After the occurrence and during the continuance of any Default or Event of Default, Administrative Agent is authorized and empowered (but without any obligation to so do), in its discretion, (a) in the name of Guarantor, to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor and to apply any amounts received thereon to the Guaranteed Obligations, and (b) to require Guarantor (i) to collect and enforce, and to submit claims in respect of, Indebtedness of Borrower to Guarantor, and (ii) to pay any amounts received on such Indebtedness to Administrative Agent for application to the Guaranteed Obligations.

         8.       General Pledge; Setoff.

                  (a) Pledge. In addition to all liens upon and rights of setoff against the property of Guarantor given to Administrative Agent or any Bank by law or separate agreement to secure the liabilities of Guarantor hereunder, to the extent permitted by law, Guarantor hereby grants to Administrative Agent, for the benefit of the Banks and Administrative Agent, a security interest in all monies, deposit accounts, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Administrative Agent or any Bank, whether held in a general or special account or deposit, or for safekeeping or otherwise; and Administrative Agent and the Banks shall have all rights and remedies of a secured party with respect to such property.

                  (b) Setoff. In addition to any rights and remedies of Administrative Agent and the Banks provided by law, Administrative Agent and the Banks shall have the right, without prior notice to Guarantor, any such notice being expressly waived by Guarantor to the extent permitted by applicable law, upon the occurrence and during the continuance of a Default or an Event of Default, to set-off and apply against the Guaranteed Obligations then due any amount owing from any Bank or Administrative Agent to Guarantor, including all deposits, accounts and moneys of Guarantor then or thereafter maintained with any Bank or Administrative Agent, at or at any time after, the happening of any of the above mentioned events.

                  (c) Nonwaiver. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the part of any Bank or Administrative Agent or by any failure to exercise such right of setoff or to enforce such security interest, or by any delay in so doing; and every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Administrative Agent.

         9.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Guarantor under this Guaranty shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:        California Bank & Trust
                                      320 California Street, Suite 600
                                      San Francisco, CA  94104
                                      Attn:    Relationship Manager -
                                               Bell Microproducts
                                      Telephone:  (415) 445-8725
                                      Facsimile:  (415) 296-9617

         Guarantor:                   Bell Microproducts Canada-Tenex Data ULC
                                      c/o Bell Microproducts, Inc.
                                      1941 Ringwood Avenue
                                      San Jose, CA  95131
                                      Attn: Mr. Don W. Bell
                                             President
                                      Telephone:  (408) 451-1635
                                      Facsimile:  (408) 451-1694


                  (b) Waivers; Amendments. This Guaranty may not be amended or modified, nor may any of its terms be waived, except by written instruments signed by Guarantor and Administrative Agent. Each waiver or consent under any provision hereof shall be effective only in the specific instances and for the purpose for which given. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Guaranty shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Guarantor and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Guarantor may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Guaranty as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Guaranty is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Guaranty nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, etc. The rights, powers and remedies of Administrative Agent and the Banks under this Guaranty shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's or the Bank's rights hereunder.

                 (f) [TO BE FINALISED]Taxes and Other Taxes.

                           (i) All payments to the Banks and the  Administrative
                  Agent by the Guarantor under this Guaranty or under any of the Guarantor Documents shall be made free and clear of and without deduction or withholding for any and all taxes, levies, imposts, deductions, charges or withholdings and all related liabilities (all such taxes, levies, imposts, deductions, charges, withholdings and liabilities being referred to as "Taxes") imposed by any jurisdiction (or any political subdivision or taxing authority of it), unless such Taxes are required by applicable law to be deducted or withheld. If the Guarantor shall be required by applicable law to deduct or withhold any such Taxes from or in respect of any amount payable under this Guaranty or under any of the Guarantor Documents, (i) the amount payable shall be increased (and for greater certainty, in the case of interest, the amount of interest shall be increased) as may be necessary so that after making all required deductions or withholdings
                  (including  deductions  or  withholdings   applicable  to  any
                  additional amounts paid under this subparagraph 9(f)), the Banks and the Administrative Agent receive an amount equal to the amount they would have received if no such deduction or withholding had been made, (ii) the Guarantor shall make such deductions or withholdings, and (iii) the Guarantor shall immediately pay the full amount deducted or withheld to the relevant taxation or other authority in accordance with applicable law.

                           (ii) The  Guarantor  agrees  to  immediately  pay any
                  present or future stamp or documentary taxes or any other excise or property taxes, charges, financial institutions duties, debits taxes or similar levies (all such taxes, charges, duties and levies being referred to as "Other Taxes") which arise from any payment made by the Guarantor under this Guaranty or under any of the Guarantor Documents or from the execution, delivery or registration of, or otherwise with respect to, this Guaranty or any of the Guarantor Documents.

                            (iii) The  Guarantor  shall  indemnify the Banks and
                  the Administrative Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable by the Guarantor under this subparagraph 9(f)) paid by the Banks or the Administrative Agent and any liability (including penalties, interest and expenses) arising from or with respect to such Taxes or Other Taxes, whether or not they were correctly or legally asserted, excluding, in the case of any Bank and the Administrative Agent, and subject to the next following sentence, Taxes imposed on its net income or capital taxes or receipts or franchise taxes, doing business taxes or minimum taxes or transfer, stamp or documentary taxes resulting from a transfer (other than foreclosure) by such Bank or Agent of its interests in any of the Credit Documents, as defined in the Restated Credit Agreement. If any Taxes on the worldwide net income, profits or gains of any Bank or the Administrative Agent are asserted, imposed, levied or assessed against such Bank or the Administrative Agent in respect of any amount payable pursuant to this subparagraph 9(f), the Guarantor will indemnify such Bank or the Administrative Agent, as the case may be, against such payment or liability together with any interest, penalties and expenses payable or incurred in connection therewith. Payment under this indemnification shall be made within 30 days from the date the Administrative Agent or the relevant Bank, as the case may be, make written demand for it. A certificate as to the amount of such Taxes or Other Taxes submitted to the Guarantor by the Administrative Agent or the relevant Bank shall be conclusive evidence, absent manifest error, of the amount due from the Guarantor to the Administrative Agent or the Banks, as the case may be.

                           (iv) The Guarantor shall furnish to the Administrative Agent and the Banks the original or a certified copy of a receipt evidencing payment of Taxes or Other Taxes made by the Guarantor within 30 days, or if such receipt cannot be obtained by the Guarantor within such 30 days, as soon as practicable, after the date of any payment of Taxes or Other Taxes.

                           (v) If a Bank or the Administrative  Agent is, in its
                  sole opinion, entitled to claim a refund or able to apply for or otherwise take advantage of any tax credit, tax deduction or similar benefit by reason of any withholding or deduction made by the Guarantor in respect of a payment made by it under this Guaranty, which payment shall have been increased pursuant to this subparagraph 9(f), then such Bank or the Administrative Agent, as the case may be, will use reasonable effort to obtain the refund, credit, deduction or benefit and upon credit or receipt of it will pay to the Guarantor, the amount (if any) not exceeding the increased amount paid by the Guarantor, as equals the net after-tax value to such Guarantor of that part of the refund, credit, deduction or benefit as it considers is allocable to such withholding or deduction having regard to all of its dealings giving rise to similar credits, deductions or benefits in relation to the same tax period and to the cost of obtaining the same. Nothing contained in this subparagraph 9(f) shall interfere with the right of the Bank or the Administrative Agent to arrange its tax affairs in whatever manner it deems fit and in particular, neither any Bank nor the Administrative Agent shall be under any obligation to claim relief from its corporate profits or similar tax liability in respect of any deduction or withholding in priority to any other relief, claims, credits or deductions available to it and neither any Bank nor the Administrative Agent shall be obligated to disclose to the Guarantor any information regarding its tax affairs, tax computations or otherwise.

                  (g) [TO BE FINALISED]Withholding Exemption Certificates. Any Bank or Administrative Agent which becomes a party hereto after the date hereof shall comply with subparagraph 2.10(b) of the Restated Credit Agreement.

                  (h) Governing Law and Jurisdiction. This Guaranty shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein, without reference to conflicts of law rules.

                  (i)      Arbitration.

                           (i) This subparagraph 9(i) concerns the resolution of
                  any controversies or claims between or among Guarantor, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Guaranty  or any  other  Guarantor
                           Document;

                                    (B) Any  violation  of this  Guaranty or any
                           other Guarantor Document; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Guarantor and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Guarantor, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by the laws of the Province of Ontario and the laws of Canada applicable therein.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Guarantor, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Guarantor,  the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(i) does not limit the right of Guarantor, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Guarantor, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (i) JURY TRIAL. EACH OF GUARANTOR, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(i) HEREOF.

         IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be executed as of the day and year first above written.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    EXHIBIT J

                          BELL-TENEX SECURITY AGREEMENT

         THIS SECURITY AGREEMENT, dated as of November 20, 1998, is executed by BELL MICROPRODUCTS CANADA -TENEX DATA ULC, a Nova Scotia, Canada unlimited liability corporation ("Bell-Tenex"), in favor of CALIFORNIA BANK & TRUST, a California banking corporation, acting as agent (in such capacity, "Administrative Agent") for the financial institutions which are from time to time parties to the Restated Credit Agreement defined in Recital A below (collectively, the "Banks").


                                    RECITALS

         A. Pursuant to a Third Amended and Restated Credit Agreement dated as of November 12, 1998 (as amended from time to time, the "Restated Credit Agreement"), among Bell Microproducts Inc., a California corporation ("Borrower"), the Banks and Administrative Agent, the Banks have agreed to amend and restate an existing credit agreement with Borrower and to increase such credit facility upon the terms and subject to the conditions set forth therein.

         B. The Banks'  obligations  to amend and restate such  existing  credit agreement and to increase such credit facility under the Restated Credit Agreement is subject, among other conditions, to receipt by Administrative Agent of this Security Agreement, duly executed by Bell-Tenex. Bell-Tenex expects to derive substantial direct and indirect benefit from the transactions contemplated by the Restated Credit Agreement.


                                    AGREEMENT

         NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bell-Tenex hereby agrees with Administrative Agent, for the ratable benefit of the Banks and Administrative Agent, as follows:

         1.  Definitions  and   Interpretation.   When  used  in  this  Security
Agreement, the following terms shall have the following respective meanings:

                  "Account Debtor" shall have the meaning given to that term in subparagraph 3(g) hereof.

                  "Administrative Agent" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Banks" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Bell-Tenex" shall have the meaning given to that term in the introductory paragraph hereof.

                  "Borrower" shall have the meaning given to that term in Recital A hereof.

                  "Collateral" shall have the meaning given to that term in paragraph 2 hereof.

                  "Depositary Bank" shall have the meaning given to that term in subparagraph 4(e) hereof.

                  "Equipment" shall have the meaning given to that term in Attachment 1 hereto.

                  "Excluded Collateral" shall mean Collateral consisting of Equipment, Inventory or other goods located at an address not specified in item 8 of Attachment 2 hereto and having a value not to exceed $10,000 in the aggregate for each such unspecified location or $100,000 in the aggregate for all such unspecified locations.

                  "Intermediary" shall have the meaning given to that term in Subparagraph 4(f) hereof.

                  "Inventory" shall have the meaning given to that term in Attachment 1 hereto.

                  "Obligations" shall mean and include all loans, advances, debts, liabilities and obligations, howsoever arising, owed by Borrower to any Bank or Administrative Agent of every kind and description (whether or not evidenced by any note or instrument and whether or not for the payment of money), direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising pursuant to the terms of the Restated Credit Agreement or any of the other Credit Documents, including without limitation all interest, fees, charges, expenses, attorneys' fees and accountants' fees chargeable to Borrower or payable by Borrower thereunder.

                  "Receivables" shall have the meaning given to that term in Attachment 1 hereto.

                  "Related Contracts" shall have the meaning given to that term in Attachment 1 hereto.

                  "Restated Credit Agreement" shall have the meaning given to that term in Recital A hereof.

                  "Security Agreement" shall mean this Security Agreement as further amended, modified, supplemented or replaced from time to time.

                  "UCC" shall mean the Uniform Commercial Code as in effect in the State of California from time to time.

Unless otherwise defined herein, all other capitalized terms used herein and defined in the Restated Credit Agreement shall have the respective meanings given to those terms in the Restated Credit Agreement, and all terms defined in the UCC shall have the respective meanings given to those terms in the UCC. The rules of construction set forth in Section I of the Restated Credit Agreement shall, to the extent not inconsistent with the terms of this Security Agreement, apply to this Security Agreement and are hereby incorporated by reference.

         2. Grant of Security Interest. As security for the Obligations, Bell-Tenex hereby pledges and assigns to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) and grants to Administrative Agent (for the ratable benefit of the Banks and Administrative Agent) a security interest in all right, title and interest of Bell-Tenex in and to the property described in Attachment 1 hereto, whether now owned or hereafter acquired (collectively and severally, the "Collateral"), which Attachment 1 is incorporated herein by this reference.

         3. Representations and Warranties. Bell-Tenex represents and warrants to the Banks and Administrative Agent as follows:

                  (a) Bell-Tenex is the legal and beneficial owner of the Collateral (or, in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights in the Collateral, will be the legal and beneficial owner thereof). No other Person has (or, in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights therein, will have) any right, title, claim or interest (by way of Lien, purchase option or otherwise) in, against or to the Collateral, other than Permitted Liens.

                  (b) Administrative Agent has (or in the case of after-acquired Collateral, at the time Bell-Tenex acquires rights therein, will have) a first priority perfected security interest in the Collateral.

                  (c) All Equipment and Inventory (except for Excluded Collateral) are (i) located at the locations indicated in item 8 of Attachment 2 hereto, (ii) in transit to such locations or (iii) in transit to a third party purchaser which will become obligated on a Receivable to Bell-Tenex upon receipt. Except for Equipment and Inventory referred to in clauses (ii) and (iii) of the preceding sentence, Bell-Tenex has exclusive possession and control of the Inventory and Equipment.

                  (d) All Inventory has been (or, in the case of hereafter produced Inventory, will be) produced in compliance with all applicable Governmental Rules, including the Fair Labor Standards Act (if applicable).

                  (e) Bell-Tenex keeps all records concerning the Receivables and the originals of all Related Contracts at its chief executive office located at the address set forth in item 2 of Attachment 2 hereto.

                  (f) Bell-Tenex has delivered to Administrative Agent, together with all necessary stock powers, endorsements, assignments and other necessary instruments of transfer, the original of each Receivable which is an instrument or chattel paper having a face value in excess of $100,000 and the originals of all certificated securities owed directly by Bell-Tenex.

                  (g) Each Receivable is genuine and enforceable against the party obligated to pay the same (an "Account Debtor") free from any right of rescission, defense, setoff or discount.

                  (h) Each insurance policy maintained by Bell-Tenex is validly existing and is in full force and effect. Bell-Tenex is not in default in any material respect under the provisions of any insurance policy, and there are no facts which, with the giving of notice or passage of time (or both), would result in such a default under any provision of any such insurance policy.

         4. Covenants.  Bell-Tenex hereby agrees as follows:

                  (a) Bell-Tenex, at Bell-Tenex's expense, shall promptly procure, execute and deliver to Administrative Agent all documents, instruments and agreements and perform all acts which are necessary or desirable, or which Administrative Agent may reasonably request, to establish, maintain, preserve, protect and perfect the Collateral, the Lien granted to Administrative Agent therein and the first priority of such Lien or to enable Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the preceding sentence, Bell-Tenex shall (i) procure, execute and deliver to Administrative Agent all stock powers, endorsements, assignments, financing statements and other instruments of transfer requested by Administrative Agent, (ii) deliver to Administrative Agent promptly upon receipt the original of all Collateral which is an instrument, document or chattel paper having a face value in excess of $100,000 and letters of credit and certificated securities and (iii) take such actions as may be necessary to perfect the Lien of Administrative Agent in any Collateral consisting of investment property (including taking the actions required by Subparagraph 4(f) hereof and, in those jurisdictions where appropriate, causing such Liens to be recorded or registered in the books of any financial intermediary or clearing corporation requested by Administrative Agent).

                  (b)  Bell-Tenex  shall not use or permit any  Collateral to be used in violation of (i) any provision of the Restated Credit Agreement, this Security Agreement or any other Credit Document, (ii) any applicable Governmental Rule where such use might have a Material Adverse Effect, or (iii) any policy of insurance covering the Collateral.

                  (c) Bell-Tenex shall pay promptly when due all taxes and other Governmental Charges, all Liens and all other charges now or hereafter imposed upon, relating to or affecting any Collateral, except such Governmental Charges, Liens and other charges as may in good faith be contested or disputed by appropriate proceedings, provided that in each such case appropriate reserves are maintained in accordance with GAAP.

                  (d) Without ninety (90) days' prior written notice to Administrative Agent, Bell-Tenex shall not (i) change Bell-Tenex's name or place of business (or, if Bell-Tenex has more than one place of business, its chief executive office), or the office in which Bell-Tenex's records relating to Receivables or the originals of Related Contracts are kept, (ii) keep Collateral consisting of chattel paper and documents at any location other than its chief executive office set forth in item 2 of Attachment 2 hereto, or (iii) keep Collateral consisting of Equipment, Inventory or other goods (except for Excluded Collateral) at any location other than the locations set forth in item 8 of Attachment 2 hereto.

                  (e)  For  each  deposit  account   maintained  by  Bell-Tenex,
         Bell-Tenex shall (i) execute and deliver to the bank or other depository institution at which such deposit account is maintained (the "Depositary Bank") a Notice of Security Interest in the form of Attachment 3 hereto (or in any other form acceptable to Administrative Agent in its sole discretion) and (ii) cause the Depositary Bank to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest. Without ten (10) days prior written notice to Administrative Agent, Bell-Tenex shall not establish any deposit account not set forth in item 16 of Attachment 2 hereto.

                  (f) For each securities account and commodity account maintained by Bell-Tenex, Bell-Tenex shall (i) complete, execute and deliver to the bank, broker or other Person at which such account is maintained (the "Intermediary") a Notice of Security Interest in the form of Attachment 4 hereto and (ii) cause the Intermediary to execute and deliver to Administrative Agent an Acknowledgment and Agreement in the form set forth in such Notice of Security Interest (or in any other form acceptable to Administrative Agent in its sole discretion). Without thirty (30) days prior written notice to Administrative Agent, Bell-Tenex shall not establish any securities account or commodity account not set forth in item 14 of Attachment 2 hereto.

                  (g) Bell-Tenex shall deposit, or cause to be deposited, all remittances, checks and other funds (in whatever form) received with respect to Receivables to a deposit account for which Bell-Tenex has complied with subparagraph 4(e) above and in which Administrative Agent has a first priority perfected security interest, subject only to the banker's lien of the Depositary Bank covering its customary account maintenance charges and fees.

                  (h) Bell-Tenex shall appear in and defend any action or proceeding which may affect its title to or Administrative Agent's interest in the Collateral.

                  (i) If Administrative Agent gives value to enable Bell-Tenex to acquire rights in or the use of any Collateral, Bell-Tenex shall use such value for such purpose.

                  (j) Bell-Tenex shall keep separate, accurate and complete records of the Collateral and shall provide Administrative Agent with such records and such other reports and information relating to the Collateral as Administrative Agent may reasonably request from time to time.

                  (k) Bell-Tenex shall not surrender or lose possession of (other than to Administrative Agent), sell, encumber, lease, rent, option, or otherwise dispose of or transfer any Collateral or right or interest therein except as permitted in the Restated Credit Agreement, and, notwithstanding any provision of the Restated Credit Agreement, Bell-Tenex shall keep the Collateral free of all Liens except Permitted Liens.

                  (l) Bell-Tenex shall type, print or stamp conspicuously on the face of all original copies of all Collateral consisting of chattel paper and documents not in the possession of Administrative Agent a legend satisfactory to Administrative Agent indicating that such chattel paper is subject to the security interest granted hereby.

                  (m) Bell-Tenex shall collect, enforce and receive delivery of the Receivables in accordance with past practice unless otherwise notified by Administrative Agent after the occurrence and during the continuance of an Event of Default.

                  (n) Bell-Tenex shall comply with all material Requirements of Law applicable to Bell-Tenex which relate to the production, possession, operation, maintenance and control of the Collateral (including, without limitation, the Fair Labor Standards Act).

                  (o) Bell-Tenex shall (i) maintain and keep in force insurance of the types and in amounts customarily carried from time to time during the term of this Security Agreement in its lines of business, including fire, public liability, property damage and worker's compensation, such insurance to be carried with companies and in amounts satisfactory to Administrative Agent, (ii) deliver to Administrative Agent from time to time, as Administrative Agent may request, schedules setting forth all insurance then in effect, and
         (iii) deliver to Administrative Agent copies of each policy of insurance which replaces, or evidences the renewal of, each existing policy of insurance at least fifteen (15) days prior to the expiration of such policy. Administrative Agent shall be named as additional insured or additional loss payee, as appropriate, on all liability and property insurance of Bell-Tenex and such policies shall contain such additional endorsements as shall be required by Administrative Agent, including the endorsements specified in Attachment 5 hereto. Prior to the occurrence and the continuance of an Event of Default, all proceeds of any property insurance paid as a result of any event or occurrence shall be paid to Bell-Tenex. All proceeds of any property insurance paid after the occurrence and during the continuance of an Event of Default shall be paid to Administrative Agent to be held as Collateral and applied as provided in the Restated Credit Agreement or, at the election of the Required Banks, returned to Bell-Tenex.

         5.  Authorized  Action  by  Administrative  Agent.   Bell-Tenex  hereby
irrevocably appoints Administrative Agent as its attorney-in-fact and agrees that Administrative Agent may perform (but Administrative Agent shall not be obligated to and shall incur no liability to Bell-Tenex or any third party for failure so to do) any act which Bell-Tenex is obligated by this Security Agreement to perform, and to exercise such rights and powers as Bell-Tenex might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process, preserve and enforce the Collateral; (d) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral; (e) pay any Indebtedness of Bell-Tenex relating to the Collateral; and (f) execute UCC financing statements and other documents, instruments and agreements required hereunder; provided, however, that Administrative Agent may exercise such powers only after the occurrence and during the continuance of an Event of Default. Bell-Tenex agrees to reimburse Administrative Agent upon demand for all reasonable costs and expenses, including attorneys' fees, Administrative Agent may incur while acting as Bell-Tenex's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations. Bell-Tenex agrees that such care as Administrative Agent gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Administrative Agent's possession; provided, however, that Administrative Agent shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other Person in connection with the Obligations or with respect to the Collateral.

         6. Default and Remedies. Bell-Tenex shall be deemed in default under this Security Agreement upon the occurrence and during the continuance of an Event of Default, as that term is defined in the Restated Credit Agreement. In addition to all other rights and remedies granted to Administrative Agent by this Security Agreement, the Restated Credit Agreement, the other Credit Documents, the UCC and other applicable Governmental Rules, Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, exercise any one or more of the following rights and remedies: (a) collect, receive, appropriate or realize upon the Collateral or otherwise foreclose or enforce Administrative Agent's security interests in any or all Collateral in any manner permitted by applicable Governmental Rules or in this Security Agreement; (b) notify any or all Account Debtors to make payments on Receivables directly to Administrative Agent; (c) direct any Depositary Bank or Intermediary to liquidate the account(s) maintained by it, pay all amounts payable in connection therewith to Administrative Agent and/or deliver any proceeds thereof to Administrative Agent; (d) sell or otherwise dispose of any or all Collateral at one or more public or private sales, whether or not such Collateral is present at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Administrative Agent may determine; (e) require Bell-Tenex to assemble the Collateral and make it available to Administrative Agent at a place to be designated by Administrative Agent; (f) enter onto any property where any Collateral is located and take possession thereof with or without judicial process; and (g) prior to the disposition of the Collateral, store, process, repair or recondition any Collateral consisting of goods, perform any obligations and enforce any rights of Bell-Tenex under any Related Contracts or otherwise prepare and preserve Collateral for disposition in any manner and to the extent Administrative Agent deems appropriate. In furtherance of Administrative Agent's rights hereunder, Bell-Tenex hereby grants to Administrative Agent an irrevocable, non-exclusive license (exercisable without royalty or other payment by Administrative Agent) to use, license or sublicense any patent, trademark, tradename, copyright or other intellectual property in which Bell-Tenex now or hereafter has any right, title or interest, together with the right of access to all media in which any of the foregoing may be recorded or stored. In any case where notice of any sale or disposition of any Collateral is required, Bell-Tenex hereby agrees that seven (7) days notice of such sale or disposition is reasonable.

         7.       Miscellaneous.

                  (a) Notices. Except as otherwise provided herein, all notices, requests, demands, consents, instructions or other communications to or upon Administrative Agent or Bell-Tenex under this Security Agreement shall be by facsimile or in writing and faxed, mailed, telexed or delivered to each party at its facsimile number or its address set forth below. All such notices and communications: when sent by Federal Express or other overnight service, shall be effective on the Business Day following the deposit with such service; when mailed, first class postage prepaid and addressed as aforesaid in the mails, shall be effective upon receipt; when telexed, shall be effective upon receipt of answerback; when delivered by hand, shall be effective upon delivery; and when faxed, shall be effective upon confirmation of receipt.

         Administrative Agent:         California Bank & Trust
                                       320 California Street, Suite 600
                                       San Francisco, CA  94104
                                       Attn:    Relationship Manager -
                                                Bell Microproducts
                                       Telephone:  (415) 445-8725
                                       Facsimile:  (415) 296-9617

         Bell-Tenex:                   Bell Microproducts Canada-Tenex Data ULC
                                       c/o Bell Microproducts, Inc.
                                       1941 Ringwood Avenue
                                       San Jose, CA  95131
                                       Attn: Mr. Don W. Bell
                                             President
                                       Telephone:  (408) 451-1635
                                       Facsimile:  (408) 451-1694

                  (b) Waivers; Amendments. Any term, covenant, agreement or condition of this Security Agreement may be amended or waived only as provided in the Restated Credit Agreement. No failure or delay by Administrative Agent or any Bank in exercising any right hereunder shall operate as a waiver thereof or of any other right nor shall any single or partial exercise of any such right preclude any other further exercise thereof or of any other right. Unless otherwise specified in any such waiver or consent, a waiver or consent given hereunder shall be effective only in the specific instance and for the specific purpose for which given.

                  (c) Successors and Assigns. This Security Agreement shall be binding upon and inure to the benefit of Administrative Agent, the Banks and Bell-Tenex and their respective successors and assigns; provided, however, that Administrative Agent, the Banks and Bell-Tenex may sell, assign and delegate their respective rights and obligations hereunder only as permitted by the Restated Credit Agreement. Administrative Agent may disclose this Security Agreement as provided in the Restated Credit Agreement.

                  (d) Partial Invalidity. If at any time any provision of this Security Agreement is or becomes illegal, invalid or unenforceable in any respect under the law or any jurisdiction, neither the legality, validity or enforceability of the remaining provisions of this Security Agreement nor the legality, validity or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

                  (e) Cumulative Rights, Etc. The rights, powers and remedies of Administrative Agent and the Banks under this Security Agreement shall be in addition to all rights, powers and remedies given to Administrative Agent and the Banks by virtue of any applicable Governmental Rule, the Restated Credit Agreement, any other Credit Document or any other agreement, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently without impairing Administrative Agent's rights hereunder. Bell-Tenex waives any right of marshalling or to require Administrative Agent or any Bank to proceed against any Person or to exhaust any Collateral or to pursue any remedy in Administrative Agent's or such Bank's power.

                  (f)  Payments  Free  of  Taxes,  Etc.  All  payments  made  by
         Bell-Tenex under this Security Agreement shall be made by Bell-Tenex free and clear of and without deduction for any and all present and future taxes, levies, charges, deductions and withholdings. In addition, Bell-Tenex shall pay upon demand any stamp or other taxes, levies or charges of any jurisdiction with respect to the execution, delivery, registration, performance and enforcement of this Security Agreement. Upon request by Administrative Agent, Bell-Tenex shall furnish evidence satisfactory to Administrative Agent that all requisite authorizations and approvals by, and notices to and filings with, governmental authorities and regulatory bodies have been obtained and made and that all requisite taxes, levies and charges have been paid.

                  (g) Bell-Tenex's Continuing Liability. Notwithstanding any provision of this Security Agreement or any other Credit Document or any exercise by Administrative Agent of any of its rights hereunder or thereunder (including, without limitation, any right to collect or enforce any Collateral), (i) Bell-Tenex shall remain liable to perform its obligations and duties in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral) and (ii) neither Administrative Agent nor any Bank shall assume any liability to perform such obligations and duties or to enforce any of Bell-Tenex's rights in connection with the Collateral (including, without limitation, the Related Contracts and all other agreements relating to the Collateral).

                  (h) Governing Law and Jurisdiction. This Security Agreement shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules. Any legal action or proceeding with respect to this Security Agreement may be brought in the courts of the State of California or of the United States for the Northern District of California, and by execution and delivery of this Security Agreement, Bell-Tenex consents, for itself and in respect of its property, to the non-exclusive jurisdiction of those courts. Bell-Tenex irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, which it may now or hereafter have to the bringing of any action or proceeding in such jurisdiction in respect of this Security Agreement. Bell-Tenex waives personal service of any summons, complaint or other process, which may be made by any other means permitted by California law.

                  (i)      Arbitration.

                           (i) This subparagraph 9(i) concerns the resolution of
                  any controversies or claims between or among Bell-Tenex, any Bank and Administrative Agent, including but not limited to those that arise from:

                                    (A) This  Security  Agreement  or any  other
                           Credit Document to which Bell-Tenex is a party;

                                    (B) Any violation of this Security Agreement
                           or any other Credit Document to which Bell-Tenex is a party; or

                                    (C) Any claims for  damages  resulting  from
                           any business conducted between Bell-Tenex and any Bank or Administrative Agent, including claims for injury to persons, property or business interests.

                           (ii) At the request of Bell-Tenex, any Bank or Administrative Agent, any controversies or claims will be settled by arbitration in accordance with the United States Arbitration Act. The United States Arbitration Act will apply even though this Agreement provides that it is governed by California law.

                           (iii) Arbitration proceedings will be administered by
                  the American Arbitration Association and will be subject to its commercial rules of arbitration. The arbitration will be conducted within the California county of San Francisco.

                           (iv) For purposes of the  application  of the statute
                  of limitation, the filing of an arbitration pursuant to this subparagraph is the equivalent of the filing of a lawsuit, and any claim or controversy which may be arbitrated under this subparagraph is subject to any applicable statute of limitations. The arbitrators will have the authority to decide whether any such claim or controversy is barred by the statute of limitations and if so to dismiss the arbitration on that basis.

                           (v) If there is a dispute  as to  whether an issue is
                  arbitrable, the arbitrators will have the authority to resolve any such dispute.

                           (vi) The decision  that  results from an  arbitration
                  proceeding may be submitted to any authorized court of law to be confirmed and enforced.

                           (vii) The procedure described above will not apply if
                  the controversy or claim, at the time of the proposed submission to arbitration arises from or relates to an obligation to Bank secured by real property located in California. If the obligation is secured by real property, Bell-Tenex, each Bank and Administrative Agent must consent to submission of the claim or controversy to arbitration. If all parties do not consent to arbitration, the controversy or claim will be settled as follows:

                                    (A) Bell-Tenex, the Banks and Administrative
                           Agent will designate a referee (or a panel of referees) selected under the auspices of the American Arbitration Association in the same manner as arbitrators are selected in Association-sponsored proceedings;

                                    (B) The designated  referee (or the panel of
                           referees) will be appointed by a court as provided in California Code of Civil Procedure Section 638 and the following related sections;

                                    (C) The referee (or the presiding referee of
                           the panel) will be an active attorney or a retired judge; and

                                    (D) The award that results from the decision
                           of the referee (or the panel) will be entered as a judgment in the court that appointed the referee, in accordance with the provisions of California Code of Civil Procedure Sections 644 and 645.

                           (viii) This subparagraph 9(i) does not limit the right of Bell-Tenex, any Bank or Administrative Agent to:

                                    (A)  Exercise  self-help  remedies  such  as
                           setoff;

                                    (B)  Foreclose  against  or sell any real or
                           personal property collateral; or

                                    (C) Take  action in a court of law,  before,
                           during or after the arbitration proceeding to obtain an interim remedy or additional or supplementary remedies.

                           (ix) The  pursuit of or a  decision  in an action for
                  interim, additional or supplementary remedies, or the filing of a court action, does not constitute a waiver of the right of Bell-Tenex, any Bank or Administrative Agent, including the suing party, to submit the controversy or claim to arbitration.

                  (j) JURY TRIAL. EACH OF BELL-TENEX, THE BANKS AND ADMINISTRATIVE AGENT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY AS TO ANY ISSUE RELATING HERETO IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT NOT RESOLVED PURSUANT TO SUBPARAGRAPH 9(i) HEREOF.

                  IN WITNESS WHEREOF, Bell-Tenex has caused this Security Agreement to be executed as of the day and year first above written.




                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                  ATTACHMENT 1
                              TO SECURITY AGREEMENT

         All right, title and interest of Bell-Tenex, whether now owned or hereafter acquired, in and to the following:

                  (a) All equipment and fixtures (including, without limitation, manufacturing equipment, furniture, vehicles and other machinery and office equipment), together with all additions and accessions thereto and replacements therefor (collectively, the "Equipment");

                  (b) All inventory (including, without limitation, (i) all computers, semiconductor devices, integrated circuits, disc drives, computer peripheral equipment, monitors, other computer-related equipment, other electronic equipment, and all other raw materials, work in process and finished goods and (ii) all such goods which are returned to or repossessed by Bell-Tenex), together with all additions and accessions thereto, replacements therefor, products thereof and documents therefor (collectively, the "Inventory");

                  (c) All accounts, chattel paper, instruments, deposit accounts and other rights to the payment of money (including, without limitation, general intangibles and contract rights) (collectively, the "Receivables") and all contracts, security agreements, leases, guaranties and other agreements evidencing, securing or otherwise relating to the Receivables (collectively, the "Related Contracts");

                  (d) All certificated and uncertificated securities, security entitlements, securities accounts, commodity contracts, commodity accounts and other investment property;

                  (e) All other general intangibles and contract rights not otherwise described above (including, without limitation, (i) customer and supplier lists and contracts, books and records, insurance policies, tax refunds, contracts for the purchase of real or personal property; (ii) all patents, copyrights, trademarks, tradenames and service marks, (iii) all licenses to use, applications for, and other rights to, such patents, copyrights, trademarks, tradenames and service marks, and (iv) all goodwill of Bell-Tenex);

                  (f)  All  other   property  not  otherwise   described   above
(including, without limitation, all money, letters of credit, documents and goods); and

                  (g) All proceeds of the foregoing (including, without limitation, whatever is receivable or received when Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Collateral).

                                    J-[1]-1

                                  ATTACHMENT 2
                              TO SECURITY AGREEMENT

                               BELL-TENEX PROFILE

                    Bell Microproducts Canada-Tenex Data ULC

                                 ("Bell-Tenex")



                  1. The current legal name of Bell-Tenex is Bell Microproducts Canada-Tenex Data ULC, a Nova Scotia, Canada, an unlimited liability company.

                  2. Bell-Tenex's chief executive office is located at 1941 Ringwood Avenue, San Jose, CA 95131.

                  3. Bell-Tenex was organized on November 4, 1998 in the province of Nova Scotia, Canada. Since its organization, Bell-Tenex has had no other legal name (other than its current legal name) except for the following (provide name and date of change):

                       Prior Name                     Date Name
                                                       Changed
              -----------------------------   --------------------------
                          None.


                  4. Bell-Tenex does not do business under any trade name except for the following (provide name and indicate whether registered):

                     Trade Name                    Registered?
            -----------------------------   --------------------------
               Bell Microproducts--Tenex                 No.
                        Data
                Bell Micro--Tenex Data                   No.


                  5. Since Bell-Tenex's organization, no other corporation has been merged into Bell-Tenex except for the following (provide names, dates and brief description of transactions):

          Name of                        Date of                 Description of
        Corporation                       Merger                  Transaction
-----------------------------   ---------------------------   ------------------
           None.

                                    J-[2]-1

                  6. Bell-Tenex has not acquired any of its assets in a bulk sale or any other transaction not in the ordinary course of business of the seller except for the following (provide description of assets, date and description of transaction and name of seller):

   Description of                  Date of                   Description of               Seller
       Assets                    Acquisition                  Transaction
----------------------    --------------------------   ---------------------------   ------------------
Inventory and             November 20, 1998            Business Acquisition          Axidata Inc.
Miscellaneous Fixed
Assets


                  7. The following is a complete list of all provinces and other jurisdictions in which Bell-Tenex is qualified to do business:

                           Province or Jurisdiction
                           ------------------------
                           Ontario
                           British Columbia
                           Quebec

                  8. The following is a complete list of all offices and other places of business at which Bell-Tenex currently conducts or has within the last four months conducted business (provide address, owner of site and brief description of assets located there):

                   Address                                                           Brief Description
                                                    Owner of Site                        of Assets
      ----------------------------------  ----------------------------------  --------------------------------
      45 Commander Blvd.                  Axidata, Inc.                       Inventory, Office Furniture
      Scarborough, Ontario

      1269 Saint-Amour                    Axidata, Inc.                       Office Furniture
      St. Laurent, Quebec

      13140 Delf Place                    Axidata, Inc.                       Office Furniture
      Richmond, British Columbia


                  9. The following is a complete list of all persons and entities (other than Bell-Tenex) who at any time have possession of any assets of Bell-Tenex (provide name, address where located and description of assets located there):

                Person or                           Address                   Brief Description of Assets
                  Entity
        ---------------------------    ----------------------------------  -----------------------------------
        None.

                                                   J-[2]-2

                  Of the persons and entities listed above in this item 9;

                  a. The following persons and entities are warehouses which issue warehouse receipts:

                                       Person or
                                         Entity
                              -----------------------------
                                         None.


                  b. The following persons and entities process or finish inventory or other goods for Bell-Tenex:

                                       Person or
                                         Entity
                              -----------------------------
                                         None.


                  c. The following persons and entities hold inventory or other goods on consignment for Bell-Tenex:

                                       Person or
                                         Entity
                              -----------------------------
                                         None.


                   d. The following other persons and entities have possession of assets of Bell-Tenex for the purposes indicated:

                                       Person or                 Purpose
                                        Entity
                              --------------------------   ---------------------
                                         None.


                  10. The following is a complete list of all motor vehicles owned by Bell-Tenex (describe each vehicle by make, model and year and indicate for each the state in which registered and the state in which based):

                                                   State of                  State in which
         Vehicle                                 Registration                    Based
         -------------------------------    -----------------------    ---------------------------
         None.

                                               J-[2]-3

                  11. The following is a complete list of all aircraft and boats and all other inventory, equipment and other goods of Bell-Tenex which are subject to any certificate of title or other registration statute of the United
States, any state or any other jurisdiction (provide description of covered goods and indicate registration system and jurisdiction):

                                                   Registration
                    Goods                             System                           Jurisdiction
          ---------------------------  -------------------------------------  --------------------------------
          None.


                  12.  The   following  is  a  complete  list  of  all  patents,
copyrights,  trademarks,  tradenames and service marks registered in the name of
Bell-Tenex:

           a.                 Patents                                    Registration No.
                              ---------------------------------------    ------------------------------
                              None.


           b.                 Copyrights                                 Registration No.
                              ---------------------------------------    ------------------------------
                              None.


           c.                 Trademarks,
                              Trade Names and
                              Service Marks                              Registration No.
                              ---------------------------------------    ------------------------------
                              None.


                  13. The  following is a complete list of all  subsidiaries  of
Bell-Tenex   (provide  name  of  subsidiary,   jurisdiction  of   incorporation,
outstanding shares and shares owned by Bell-Tenex):

                Subsidiary                Jurisdiction               Shares                  Shares Owned
                                                                   Outstanding              by Bell-Tenex
         --------------------------   ---------------------   ----------------------   ------------------------
         None.


                  14. The following is a complete list of all securities accounts maintained by Bell-Tenex (provide name and address of securities intermediary at which maintained, type of account and account number):

                  Securities                 Intermediary                   Type of                 Account Number
                 Intermediary                  Address                      Account
          ----------------------------  -----------------------  ------------------------------   -------------------
          ----------------------------  -----------------------  ------------------------------   -------------------
          None.
          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

          ----------------------------  -----------------------  ------------------------------   -------------------

                                                       J-[2]-4

15. The following is a complete list of all other stock (other than the stock of subsidiaries described in item 13 above or held indirectly through securities accounts described in item 14 above), bonds, debentures, notes and other securities owned by Bell-Tenex which have a value (higher of cost or market value) of $________ or more (provide name of issuer, a description of security and value):

                                                        Description of
                    Issuer                                 Security                                  Value
          ----------------------------  ------------------------------------------------    -------------------------
          None.
          ----------------------------  ------------------------------------------------    -------------------------


                  16. The following is a complete list of all notes payable to Bell-Tenex not otherwise listed in item 14 above (provide name of obligor, date, original principal amount and current principal balance):

        Obligor                     Date                  Original                  Current
                                                           Amount                   Balance
-------------------------   ---------------------   ---------------------   ------------------------
None.


                  17. The following is a complete list of all bank accounts maintained by Bell-Tenex (provide name and address of depository bank, type of account and account number):

           Depository                      Bank                      Type of                    Account
              Bank                        Address                    Account                     Number
    --------------------------   --------------------------   -----------------------   -------------------------
    Bank of Montreal             First Canadian Pl.           Canadian Checking         1332-039
                                 Toronto, Ontario M5X 1A3

    Bank of Montreal             First Canadian Pl.           US Checking               4650-728
                                 Toronto, Ontario
                                 M5X 1A3

    Bank of Montreal             First Canadian Pl.           Mastercard                1331-802
                                 Toronto, Ontario
                                 M5X 1A3


                  18. Does Bell-Tenex regularly receive letters of credit from customers to secure payments of sums owed to Bell-Tenex?

                  Yes  _____.        No __x__.

                  19. Does Bell-Tenex regularly have accounts receivable due from, or contracts with, the United States government or any agency or department thereof?

                  Yes  _____.        No __x__.

                                     J-[2]-5

                  If  yes,   indicate  the  percentage  of  Bell-Tenex's   total
outstanding accounts receivable that are due from the United States government and agencies and departments thereof: ________%

                  20. Does Bell-Tenex regularly receive advance deposits from customers for goods not yet delivered to such customers?

                  Yes  _____.        No __x__.

                  21. Does Bell-Tenex regularly import goods from outside the United States?

                  Not Applicable.

                  22. The following is a complete list of all third parties who perform data processing services for Bell-Tenex or maintain records with respect to Bell-Tenex's accounts receivable (provide name and address of third party and describe services performed and/or records maintained):

                    Name                           Address                     Description of Services
                                                                                    and/or Records
         ----------------------------  ---------------------------------   ---------------------------------
         Axidata, Inc.                 45 Commander Blvd.
                                       Scarborough, Ontario


                  23. The following is a complete list of all data processing equipment of Bell-Tenex which is leased (provide description of equipment and name and address of lessor):

                                                               Lessor
 Description of Equipment             Lessor                   Address
----------------------------  ------------------------  ------------------------
None.

                  24. The following is a complete list of all data processing equipment of Bell-Tenex which is subject to security interests of persons other than Bank (provide description of equipment and name and address of secured party):

Description of Equipment            Secured Party             Secured Party
                                                                 Address
----------------------------  -------------------------  -----------------------
None.

                  25. The most recent federal income tax returns of Bell-Tenex that have been audited by the IRS are: Not Applicable.

                  26. Neither Bell-Tenex nor any of its property is subject to any tax assessments which are currently outstanding and unpaid except for the following (provide name of assessing authority and amount and description of assessment):

                                    J-[2]-6

          Assessing Authority          Amount                Description
         ----------------------  -------------------  --------------------------
         None.


                  27. Neither Bell-Tenex nor any of its property is subject to any judgment lien, attachment, assessment (other than any tax assessments set forth in item 25 above) or any other similar process which is currently outstanding and unpaid except for the following (provide name of party asserting lien, etc., amount and description of lien, etc.):


          Assessing Authority          Amount                Description
         ----------------------  -------------------  --------------------------
         None.

                  28. The following is a complete list of all pending and threatened litigation or claims involving amounts claimed against Bell-Tenex in excess of $1,000,000 (provide name of claimant, amount of claim and brief description of claim):

               Claimant                Amount                Description
         ----------------------  -------------------  --------------------------
         None.

                                    J-[2]-7

                                  ATTACHMENT 3
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                                 DEPOSIT ACCOUNT

                            ___________ __, [19][20]_

[Name of Depositary Bank]
[Address of Depositary Bank]
___________________________________
___________________________________


         BELL  MICROPRODUCTS  CANADA-TENEX  DATA  ULC,  a  Nova  Scotia,  Canada
unlimited  liability  company  ("Bell-Tenex")  and  CALIFORNIA  BANK & TRUST,  a
California   banking   corporation,   acting  as  agent  for  certain  financial
institutions  (in such  capacity,  "Administrative  Agent"),  under that certain
Security  Agreement  dated as of November 20, 1998 (the  "Security  Agreement"), hereby notify you that Bell-Tenex has granted to Administrative Agent a security interest in all deposit  accounts  maintained by Bell-Tenex  with you including, without limitation, the deposit accounts described below:

                Account                          Depositor's                         Account
                 Number                             Name                              Type
        -------------------------     ----------------------------------    --------------------------
        -------------------------     ----------------------------------    --------------------------

        -------------------------     ----------------------------------    --------------------------

        -------------------------     ----------------------------------    --------------------------


Bell-Tenex and Administrative Agent authorize you to continue to allow Bell-Tenex to make deposits to, draw checks upon and otherwise withdraw funds from such deposit accounts (the "Deposit Accounts") without the consent of Administrative Agent until Administrative Agent shall instruct you otherwise.

                                    J-[3]-1

         Bell-Tenex has irrevocably authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time instruct you to cease to permit any further payments or withdrawals from the Deposit Accounts by Bell-Tenex and/or to pay any or all amounts in the Deposit Accounts to Administrative Agent. Bell-Tenex irrevocably authorizes and directs you to comply with all such instructions received by you from Administrative Agent without further inquiry on your part and hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such instructions.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    J-[3]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK

         The undersigned depositary bank hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any instruction it may receive from Administrative Agent in accordance therewith. The undersigned confirms to Administrative Agent that the information set forth above regarding the Deposit Accounts is accurate, that such Deposit Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Deposit Accounts. The undersigned waives any right of setoff except for its right or recoupment for returned items.


                                        ________________________________________

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    J-[3]-3

                                  ATTACHMENT 4
                              TO SECURITY AGREEMENT

                           NOTICE OF SECURITY INTEREST
                                       IN
                         [SECURITIES][COMMODITY] ACCOUNT


                            __________ __, [19][20]__



[Name of Intermediary]
[Address of Intermediary]
_________________________________
_________________________________


         BELL  MICROPRODUCTS  CANADA-TENEX  DATA  ULC,  a  Nova  Scotia,  Canada
unlimited  liability  company  ("Bell-Tenex")  and  CALIFORNIA  BANK & TRUST,  a
California   banking   corporation,   acting  as  agent  for  certain  financial
institutions  (in such  capacity,  "Administrative  Agent"),  under that certain
Security  Agreement  dated as of November 20, 1998 (the  "Security  Agreement"), hereby notify you that Bell-Tenex has granted to Administrative Agent a security interest in all  [securities][commodity]  accounts maintained by Bell-Tenex with you including, without limitation, the accounts described below:

                Account                        Account Holder's                      Account
                 Number                             Name                              Type
        -------------------------     ----------------------------------    --------------------------
        -------------------------     ----------------------------------    --------------------------

        -------------------------     ----------------------------------    --------------------------

        -------------------------     ----------------------------------    --------------------------


Until Administrative Agent shall instruct you otherwise pursuant to the following paragraph, Bell-Tenex and Administrative Agent authorize you, without the consent of Administrative Agent, to continue to comply with all directions of Bell-Tenex regarding the purchase, sale, transfer or redemption of all securities, security entitlements, other investment property and other financial assets for and in such accounts (the "Accounts").

         Bell-Tenex has authorized Administrative Agent to inform you when an Event of Default (as defined in the Restated Credit Agreement) has occurred and is continuing and at such time direct you to cease to comply with any further directions of Bell-Tenex with respect to the Accounts. After your receipt of any such notice, Bell-Tenex authorizes and directs you, without the consent of Bell-Tenex or further inquiry on your part, to comply with all directions of Administrative Agent regarding the Accounts, including, without limitation, any direction to (a) purchase, sell, transfer or redeem any or of all securities, security entitlements, other investment

                                    J-[4]-1
property or other financial assets for and in the Accounts, (b) withdraw any or all funds from the Accounts and pay such funds to Administrative Agent or any person designated by Administrative Agent or (c) transfer any or all of the Accounts to the name of Administrative Agent or any person designated by Administrative Agent. Bell-Tenex hereby agrees to indemnify and hold harmless you and your officers, directors and employees from and for any compliance by you with such directions of Administrative Agent.


                                        BELL MICROPRODUCTS CANADA-TENEX DATA ULC

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________


                                        CALIFORNIA BANK & TRUST,
                                        as Administrative Agent

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    J-[4]-2

                          ACKNOWLEDGEMENT AND AGREEMENT
                                 OF INTERMEDIARY


         The undersigned institution hereby acknowledges receipt of the above notice and agrees with Bell-Tenex and Administrative Agent to comply with any direction it may receive from Administrative Agent in accordance therewith without the consent of Bell-Tenex or further inquiry. The undersigned confirms to Administrative Agent that the information set forth above regarding the Accounts is accurate, that such Accounts are currently open and that the undersigned has no prior notice of any other security interest, lien or interest in such Accounts. The undersigned agrees that any lien or right of setoff it may have in or against the accounts is subordinate to the security interest of Administrative Agent therein.


                                        ________________________________________

                                        By: ____________________________________
                                            Name: ______________________________
                                            Title: _____________________________

                                    J-[4]-1

                                  ATTACHMENT 5
                              TO SECURITY AGREEMENT

                             INSURANCE ENDORSEMENTS

         1. Property Insurance. Each of the property insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a)  CALIFORNIA  BANK  &  TRUST,  as  agent   ("Administrative
         Agent"), shall be named as additional loss payee.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurers of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to its or their interest in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                    J-[5]-1

         2. Liability Insurance. Each of the liability insurance policies of Bell-Tenex shall contain substantially the following endorsements:

                  (a) Administrative Agent shall be named as additional insured.

                  (b) In respect of the interests of Administrative Agent in the policies, the insurance shall not be invalidated by any action or by inaction of Bell-Tenex or by any Person having temporary possession of the property covered thereby (the "Property") while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property, and shall insure the interests of Administrative Agent regardless of any breach or violation of any warranty, declaration or condition contained in the insurance policy by Bell-Tenex or Administrative Agent or any other additional insured (other than by such additional insured, as to such additional insured) or by any Person having temporary possession of the Property while under contract with Bell-Tenex to perform maintenance, repair, alteration or similar work on the Property.

                  (c) If the insurance policy is cancelled for any reason whatsoever, or substantial change is made in the coverage that affects the interests of Administrative Agent, or if the insurance coverage is allowed to lapse for non-payment of premium, such cancellation, change or lapse shall not be effective as to Administrative Agent for 30 days (or 10 days in the case of non-payment of premium) after receipt by Administrative Agent of written notice from the insurer of such cancellation, change or lapse.

                  (d) Neither Administrative Agent nor any Bank shall have any obligation or liability for premiums, commissions, assessments, or calls in connection with the insurance.

                  (e)  The  insurer   shall  waive  any  rights  of  set-off  or
         counterclaim or any other deduction, whether by attachment or otherwise, that it may have against Administrative Agent and each Bank.

                  (f) The insurance shall be primary without right of contribution from any other insurance that may be carried by Administrative Agent or any of the Banks with respect to their interests in the Property.

                  (g) The insurer shall waive any right of subrogation against Administrative Agent and each Bank.

                  (h) All provisions of the insurance, except the limits of liability, shall operate in the same manner as if there were a separate policy covering each insured party.

                                    J-[5]-2

                                    EXHIBIT K

                           BORROWING BASE CERTIFICATE

                                     [Date]

California Bank & Trust
320 California Street, Suite 600
San Francisco, CA 94104
Attn:    Relationship Manager -
         Bell Microproducts


         1. Reference is made to that certain Third Amended and Restated Credit Agreement, dated as of November 12, 1998 (the "Restated Credit Agreement"), among Bell Microproducts Inc. ("Borrower"), the financial institutions listed in
Schedule I to the Restated Credit Agreement (the "Banks") and California Bank & Trust, as agent for the Banks (in such capacity, "Administrative Agent"). Unless otherwise indicated, all terms defined in the Restated Credit Agreement have the same respective meanings when used herein.

         2. Borrower hereby certifies to Administrative Agent and the Banks that, as of [insert date of determination of Borrowing Base], the Borrowing Base was $________________, calculated as set forth in Attachment 1 hereto.

         IN  WITNESS   WHEREOF,   Borrower  has  executed  this  Borrowing  Base
Certificate on the date set forth above.


                                            BELL MICROPRODUCTS INC.

                                            By: ________________________________
                                                Name: __________________________
                                                Title: _________________________

                                                    ATTACHMENT 1
                                            TO BORROWING BASE CERTIFICATE

                                            Calculation of Borrowing Base

                                    As of ________, __ (the "Determination Date")

--------------------------------------------------------------------------- ------------------- --------------------
A.       Eligible Accounts as of the Determination Date:
--------------------------------------------------------------------------- ------------------- --------------------
1.       Aggregate net amount of all accounts of Borrower                                       $__________
            and Bell-Tenex

--------------------------------------------------------------------------- ------------------- --------------------
2.       Deductions:
--------------------------------------------------------------------------- ------------------- --------------------
(a)  Accounts  which do not  arise  from the sale or lease of goods or       $___________
services rendered to the account debtor thereon in the ordinary course of Borrower's or  Bell-Tenex's  business,  or which arise from a sale, lease or service  which has not been fully  performed  by  Borrower or
Bell-Tenex
--------------------------------------------------------------------------- ------------------- --------------------
(b) Accounts  and portions  thereof to the extent the same are subject       $___________
to any right of discount, credit, allowance, rescission, setoff, claim or defense or which are  otherwise not valid and  enforceable  against the account debtor thereon
--------------------------------------------------------------------------- ------------------- --------------------
(c)  Accounts  which are not  subject  to a first  priority  perfected       $___________
security interest in favor of Administrative  Agent for the benefit of
Administrative Agent and the Banks
--------------------------------------------------------------------------- ------------------- --------------------
(d) Accounts  which are not owned by Borrower or  Bell-Tenex  free and       $___________
clear of all Liens,  rights and interests of all other Persons  except for Permitted Liens
--------------------------------------------------------------------------- ------------------- --------------------
(e)  Accounts  which are unpaid  more than  ninety (90) days after the       $___________
invoice date therefor
--------------------------------------------------------------------------- ------------------- --------------------
(f) Accounts  arising from  consignments  by Borrower or Bell-Tenex as       $___________
consignee and COD shipments
--------------------------------------------------------------------------- ------------------- --------------------
(g)  Accounts  payable  by (i) the  United  States  government  or any       $___________
department,  agency or other subdivision thereof (except to the extent
Borrower has  complied  with the Federal  Assignment  of Claims Act of
1940, as amended),  (ii) Persons located in any  jurisdiction  outside the Untied States or Canada  (except to the extent  secured by letters of credit acceptable to Administrative Agent) or (iii) an Affiliate of
Borrower
--------------------------------------------------------------------------- ------------------- --------------------

                                                      K-[1]-1



--------------------------------------------------------------------------- ------------------- --------------------
(h) Accounts  payable by account  debtors (i) which are the subject of       $___________
any bankruptcy,  insolvency,  liquidation or similar proceeding,  (ii)
which have made assignments for the benefit of their creditors,  (iii)
for which receivers have been appointed or (iv) which have admitted in writing their inability to pay their debts as such debts become due
--------------------------------------------------------------------------- ------------------- --------------------
(i)  Accounts  payable by  account  debtors  which have  failed to pay       $___________
twenty percent (20%) or more of their total  accounts  payable owed to
Borrower or Bell-Tenex within ninety (90) days of their invoice date
--------------------------------------------------------------------------- ------------------- --------------------
(j)  Other   accounts  which   Administrative   Agent  has  reasonably       $___________
determined  are not likely to be paid in full within 90 days after the invoice date
--------------------------------------------------------------------------- ------------------- --------------------
Total deductions (sum of A.2.(a)-(j)                                                            $__________

--------------------------------------------------------------------------- ------------------- --------------------

--------------------------------------------------------------------------- ------------------- --------------------
3.       Total Eligible Accounts (A.1 minus A.2)                                                $__________
--------------------------------------------------------------------------- ------------------- --------------------

--------------------------------------------------------------------------- ------------------- --------------------
B.       Eligible Inventory as of the Determination Date:
--------------------------------------------------------------------------- ------------------- --------------------
1.       Aggregate net book value of all inventory of                                           $__________
         Borrower and Bell-Tenex

--------------------------------------------------------------------------- ------------------- --------------------
(Date of most recent revaluation of inventory __________, [19] [20]__)
--------------------------------------------------------------------------- ------------------- --------------------
2.       Deductions:
--------------------------------------------------------------------------- ------------------- --------------------
(a)  Inventory  which  is not  held by or on  behalf  of  Borrower  or       $___________
Bell-Tenex for sale or lease in the ordinary course of its business
--------------------------------------------------------------------------- ------------------- --------------------
(b) Inventory consisting of work-in-process.                                 $___________
--------------------------------------------------------------------------- ------------------- --------------------
(c)  Inventory  which is not  subject  to a first  priority  perfected       $___________
security interest in favor of Administrative  Agent for the benefit of
Administrative Agent and Banks
--------------------------------------------------------------------------- ------------------- --------------------
(d) Inventory located in any jurisdiction other than the United States       $___________
or Canada  (excluding  the  provinces of New  Foundland,  Nova Scotia,
Prince Edward Island, new Brunswick, Manitoba,  Saskatchewan,  Alberta
and Yukon Territory.
--------------------------------------------------------------------------- ------------------- --------------------

                                                       K-[1]-2



--------------------------------------------------------------------------- ------------------- --------------------
(e) Inventory  which is not owned by Borrower or  Bell-Tenex  free and       $___________
clear of all Liens,  rights and interests of all other Persons  except for Permitted Liens
--------------------------------------------------------------------------- ------------------- --------------------

(f) Inventory which is obsolete, unsalable or damaged                        $__________

--------------------------------------------------------------------------- ------------------- --------------------
(g)  Inventory  which has been  consigned  by Borrower  or  Bell-Tenex       $___________
(except for such inventory on  consignment  approved from time to time by Administrative Agent)
--------------------------------------------------------------------------- ------------------- --------------------
(h) The  aggregate  portion  of any  inventory  shown on the  books of       $___________
Borrower  representing  any purchase price discount earned by Borrower or Bell-Tenex
--------------------------------------------------------------------------- ------------------- --------------------
Total deductions (sum of B.2.(a)-(h))                                                           $__________
--------------------------------------------------------------------------- ------------------- --------------------

--------------------------------------------------------------------------- ------------------- --------------------
3.       Total Eligible Borrower Inventory (B.1 minus B.2)                                      $__________

--------------------------------------------------------------------------- ------------------- --------------------

--------------------------------------------------------------------------- ------------------- --------------------
C.       Borrowing Base as of the Determination Date:
--------------------------------------------------------------------------- ------------------- --------------------
1.       Total Revolving Loan Commitment                                                        $__________
--------------------------------------------------------------------------- ------------------- --------------------
2.       Total Eligible Accounts (A.3.) times .80                           $__________
--------------------------------------------------------------------------- ------------------- --------------------
3.       Lesser of (a) Total Eligible Borrower Inventory (B.3.) times .35   $__________
($__________) and (b) $40,000,000
--------------------------------------------------------------------------- ------------------- --------------------
4.       Sum of C.2 and C.3                                                                     $__________
--------------------------------------------------------------------------- ------------------- --------------------
5.       Borrowing Base (lesser of C.1 and C.4)                                                 $__________
--------------------------------------------------------------------------- ------------------- --------------------

--------------------------------------------------------------------------- ------------------- --------------------
D.       Availability as of the Determination Date:
--------------------------------------------------------------------------- ------------------- --------------------
1.       Aggregate Revolving Loans Outstanding as of the Determination      $__________
         Date
--------------------------------------------------------------------------- ------------------- --------------------
2.       Borrowing Base                                                     $__________
--------------------------------------------------------------------------- ------------------- --------------------
3.       D.1 minus D.2                                                      $__________
--------------------------------------------------------------------------- ------------------- --------------------
4.       Availability as of Determination Date                                                  $__________
--------------------------------------------------------------------------- ------------------- --------------------

                                                              K-[1]-3

                                    EXHIBIT L

                              ASSIGNMENT AGREEMENT


         THIS ASSIGNMENT AGREEMENT, dated as of the date set forth at the top of Attachment 1 hereto, by and among:

                  (1) The bank designated under item A of Attachment 1 hereto as the Assignor Bank ("Assignor Bank"); and

                  (2) Each bank designated under item B of Attachment 1 hereto as an Assignee Bank (individually, an "Assignee Bank").


                                    RECITALS

         A. Assignor Bank is one of the banks which is a party to the Third Amended and Restated Credit Agreement dated as of November 12, 1998, by and among Bell Microproducts Inc., a California corporation ("Borrower"), Assignor Bank and the other financial institutions parties thereto (collectively, the "Banks"), and California Bank & Trust, as agent for the Banks (in such capacity, "Agent"). (Such Restated Credit Agreement, as amended, supplemented or otherwise modified in accordance with its terms from time to time to be referred to herein as the "Restated Credit Agreement").

         B. Assignor Bank wishes to sell, and Assignee Bank wishes to purchase, a portion of Assignor Bank's rights under the Restated Credit Agreement pursuant to Subparagraph 8.05(c) of the Restated Credit Agreement.


                                    AGREEMENT

         Now, therefore, the parties hereto hereby agree as follows:

         1. Definitions. Except as otherwise defined in this Assignment Agreement, all capitalized terms used herein and defined in the Restated Credit Agreement have the respective meanings given to those terms in the Restated Credit Agreement.

         2. Sale and Assignment. Subject to the terms and conditions of this Assignment Agreement, Assignor Bank hereby agrees to sell, assign and delegate to each Assignee Bank and each Assignee Bank hereby agrees to purchase, accept and assume an undivided interest in and share of Assignor Bank's rights, obligations and duties under the Restated Credit Agreement and the other Credit Documents equal to the Revolving Loan Commitments set forth under the captions "Initial Revolving Loan Commitment" and "Increased Revolving Loan Commitment" opposite such Assignee Bank's name on Attachment 1 hereto and the corresponding Proportionate Shares resulting from such Revolving Loan Commitments.

         3. Assignment  Effective Upon Notice. Upon (a) receipt by Agent of five
(5) counterparts of this Assignment Agreement (to each of which is attached a fully completed Attachment 1), each of which has been executed by Assignor Bank and each Assignee Bank (and, if any Assignee Bank is not then a Bank or an affiliate of a Bank, by Borrower and

Agent) and (b) payment to Agent of the registration and processing fee specified in Subparagraph 8.05(e) by Assignor Bank, Agent will transmit to Borrower, Assignor Bank and each Assignee Bank an Assignment Effective Notice substantially in the form of Attachment 2 hereto (an "Assignment Effective Notice"). Such Assignment Effective Notice shall set forth the date on which the assignment affected by this Assignment Agreement shall become effective (the "Assignment Effective Date"), which date shall be the fifth Business Day following the date of such Assignment Effective Notice.

         4. Assignment Effective Date. At or before 12:00 noon (local time of Assignor Bank) on the Assignment Effective Date, each Assignee Bank shall pay to Assignor Bank, in immediately available or same day funds, an amount equal to the purchase price, as agreed between Assignor Bank and such Assignee Bank (the "Purchase Price"), for the Revolving Loan Commitments and Proportionate Shares purchased by such Assignee Bank hereunder. Effective upon receipt by Assignor Bank of the Purchase Price payable by each Assignee Bank, the sale, assignment and delegation to such Assignee Bank of such Revolving Loan Commitments and Proportionate Shares as described in Paragraph 2 hereof shall become effective.

         5. Payments After the Assignment Effective Date. Assignor Bank and each Assignee Bank hereby agree that Agent shall, and hereby authorize and direct Agent to, allocate amounts payable under the Restated Credit Agreement and the other Credit Documents to Assignor Bank and each Assignee Bank as provided in the Restated Credit Agreement in accordance with their appropriate Proportionate Shares. Assignor Bank and each Assignee Bank have made separate arrangements for
(i) the payment by Assignor Bank to such Assignee Bank of any principal, interest, fees or other amounts previously received or otherwise payable to Assignor Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that such Assignee Bank is entitled to receive any such amounts and (ii) the payment by such Assignee Bank to Assignor Bank of any principal, interest, fees or other amounts payable to such Assignee Bank hereunder if Assignor Bank and such Assignee Bank have otherwise agreed that Assignor Bank is entitled to receive any such amounts.

         6. Delivery of Notes. On or prior to the Assignment Effective Date, Assignor Bank will deliver to Agent the Revolving Loan Note payable to Assignor Bank. On or prior to the Assignment Effective Date, Borrower will deliver to Agent Revolving Loan Notes for each Assignee Bank and Assignor Bank, in each case in principal amounts reflecting, in accordance with the Restated Credit Agreement, their respective Revolving Loan Commitments (as adjusted pursuant to this Assignment Agreement). As provided in Subparagraph 8.05(c) of the Restated Credit Agreement, each such new Revolving Loan Note shall be dated the Effective Date of the Restated Credit Agreement and otherwise be in the form of Revolving Loan Note replaced thereby (provided that Borrower shall not be obligated to pay any principal paid or interest accrued prior to the effective date of this assignment to the Assignee Bank). Promptly after the Assignment Effective Date, Agent will send to each of Assignor Bank and the Assignee Banks its new Revolving Loan Notes and will send to Borrower the superseded Revolving Loan Notes of Assignor Bank, marked "replaced."

         7. Delivery of Copies of Credit Documents. Concurrently with the execution and delivery hereof, Assignor Bank will provide to each Assignee Bank (if it is not already a Bank party to the Restated Credit Agreement) conformed copies of all documents delivered to Assignor Bank on or prior to the Closing Date in satisfaction of the conditions precedent set forth in the Restated Credit Agreement.

         8. Further Assurances. Each of the parties to this Assignment Agreement agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Assignment Agreement.

         9. Further Representations, Warranties and Covenants. Assignor Bank and each Assignee Bank further represent and warrant to and covenant with each other, Agent and the Banks as follows:

                  (a) Other than the representation and warranty that it is the legal and beneficial owner of the interest being assigned hereby free and clear of any adverse claim, Assignor Bank makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Restated Credit Agreement or the other Credit Documents or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Restated Credit Agreement or the other Credit Documents furnished.

                  (b) Assignor Bank makes no representation or warranty and assumes no responsibility with respect to the financial condition of Borrower or any of its obligations under the Restated Credit Agreement or any other Credit Documents.

                  (c) Each Assignee Bank confirms that it has received a copy of the Restated Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement.

                  (d) Each Assignee Bank will, independently and without reliance upon any Agent, Assignor Bank or any other Bank and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Restated Credit Agreement and the other Credit Documents.

                  (e) Each Assignee Bank appoints and authorizes Agent to take such action as Agent on its behalf and to exercise such powers under the Restated Credit Agreement and the other Credit Documents as are delegated to Agent by the terms thereof, together with such powers as are reasonably incidental thereto, all in accordance with Section VII of the Restated Credit Agreement.

                  (f) Each Assignee Bank agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Restated Credit Agreement and the other Credit Documents are required to be performed by it as a Bank.

                  (g) Attachment 1 hereto sets forth the revised  Revolving Loan

         Commitments of Assignor Bank and each Assignee Bank as well as administrative information with respect to each Assignee Bank.

         10. Effect of this Assignment Agreement. On and after the Assignment Effective Date, (a) each Assignee Bank shall be a Bank with Revolving Loan Commitments as set forth on Attachment 1 hereto and shall have the rights, duties and obligations of such a Bank under the Restated Credit Agreement and the other Credit Documents and (b) Assignor Bank shall be a Bank with Revolving Loan Commitments as set forth on Attachment 1 hereto, or, if the Revolving Loan Commitments of Assignor Bank have been reduced to $0, Assignor Bank shall cease to be a Bank.

         11. Miscellaneous. This Assignment Agreement shall be governed by, and construed in accordance with, the laws of the State of California. Paragraph headings in this Assignment Agreement are for convenience of reference only and are not part of the substance hereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Assignment Agreement to be executed by their respective duly authorized officers as of the date set forth in Attachment 1 hereto.

                                                     __________________________,
                                                     as Assignor Bank


                                                     By: _______________________
                                                         Name: _________________
                                                         Title: ________________



                                                     __________________________,
                                                     as Assignor Bank


                                                     By: _______________________
                                                         Name: _________________
                                                         Title: ________________



                                                     __________________________,
                                                     as Assignor Bank


                                                     By: _______________________
                                                         Name: _________________
                                                         Title: ________________



                                                     __________________________,
                                                     as Assignor Bank


                                                     By: _______________________
                                                         Name: _________________
                                                         Title: ________________

CONSENTED TO AND ACKNOWLEDGED BY:

BELL MICROPRODUCTS INC.


By: _______________________
    Name: _________________
    Title: ________________



CALIFORNIA BANK & TRUST,
  As Agent


By: _______________________
    Name: _________________
    Title: ________________



ACCEPTED FOR RECORDATION
  IN REGISTER:

CALIFORNIA BANK & TRUST,,
  As Agent


By: _______________________
    Name: _________________
    Title: ________________

                                                        ATTACHMENT 1
                                                   TO ASSIGNMENT AGREEMENT



                                       NAMES, ADDRESSES AND REVOLVING LOAN COMMITMENTS
                                    OF ASSIGNOR BANK AND ASSIGNEE BANKS AFTER ASSIGNMENT

                                                    --------------, ----

                                                                          Initial                         Increased
                                                                         Revolving                        Revolving
                                                                           Loan                             Loan
A.      ASSIGNOR BANK                                                   Commitment                       Commitment
                                                              --------------------------------    --------------------------
        -------------------------------------------------               $__,___,___                      $__,___,___

        Applicable Lending Office:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        Address for notices:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------
        Telephone No:  _________________________
        Facsimile No:  _________________________

        Wiring Instructions:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

                                                          L-[1]-1




                                                                          Initial                         Increased
                                                                         Revolving                        Revolving
                                                                           Loan                             Loan
B.      ASSIGNEE BANK                                                   Commitment                       Commitment
                                                              --------------------------------    --------------------------

        -------------------------------------------------               $__,___,___                      $__,___,___

        Applicable Lending Office:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        Address for notices:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------
        Telephone No:  _________________________
        Facsimile No:  _________________________

        Wiring Instructions:

        -------------------------------------------------

        -------------------------------------------------

        -------------------------------------------------

                                                          L-[1]-2

                                  ATTACHMENT 2
                             TO ASSIGNMENT AGREEMENT

                                     FORM OF
                           ASSIGNMENT EFFECTIVE NOTICE


         The undersigned, as agent for the banks under the Third Amended and Restated Credit Agreement, dated as of November 12, 1998, among Bell Microproducts Inc. ("Borrower"), the financial institutions parties thereto (the "Banks") and California Bank & Trust, as agent for the Banks (in such capacity, "Agent"), acknowledges receipt of five executed counterparts of a completed Assignment Agreement, a copy of which is attached hereto. [Note: Attach copy of Assignment Agreement.] Terms defined in such Assignment Agreement are used herein as therein defined.

         1. Pursuant to such Assignment Agreement, you are advised that the Assignment Effective Date will be __________ [Insert fifth business day following date of Assignment Effective Notice].

         2. Pursuant to such Assignment Agreement, Assignor Bank is required to deliver to Agent on or before the Assignment Effective Date the Revolving Loan Note payable to Assignor Bank.

         3. Pursuant to such Assignment Agreement, Borrower is required to deliver to Agent on or before the Assignment Effective Date the following Revolving Loan Notes, each dated _________________ [Insert appropriate date]:

         [Describe each new Revolving Loan Note for Assignor Bank and each Assignee Bank as to principal amount.]

         4. Pursuant to such Assignment Agreement, each Assignee Bank is required to pay its Purchase Price to Assignor Bank at or before 12:00 Noon (local time of Assignor Bank) on the Assignment Effective Date in immediately available funds.


                                                     Very truly yours,


                                                     CALIFORNIA BANK & TRUST,
                                                     as Agent


                                                     By: _______________________
                                                         Name: _________________
                                                         Title: ________________